UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CORNERSTONE BUILDING BRANDS, INC.
(Name of Registrant as Specified In Its Charter)

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April 29, 2020

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Cornerstone Building Brands, Inc. (the “Company”) to be held at 10:00 a.m. EDT on Thursday, May 28, 2020.  Due to concerns regarding the novel coronavirus (“COVID-19”) pandemic, and to protect the health and safety of our employees, stockholders and other stakeholders, the Annual Meeting will be a virtual meeting conducted solely online via live webcast at www.proxydocs.com/CNR. There is no physical location for the meeting.

To participate in the Annual Meeting, you must register in advance at www.proxydocs.com/CNR prior to the registration deadline of 5:00 p.m. EDT on May 26, 2020. As part of the registration process, you must enter the control number provided in your proxy card. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

At this meeting you will be asked to:

(1)  Proposal 1: Elect the four (4) Class III directors named in the accompanying proxy statement to serve until the 2023 Annual Meeting of Stockholders or until their respective successors have been elected and shall have qualified or until their resignation;

(2)   Proposal 2: Provide an advisory vote on executive compensation;

(3)   Proposal 3: Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

(4)   Proposal 4: Approve the proposed amendment of the Company’s 2003 Long-Term Stock Incentive Plan to increase the number of shares of the Company’s common stock available for awards thereunder by an additional 4,800,000 shares; and

(5)   Transact such other business as may properly come before the Annual Meeting or any reconvened meeting following any adjournment or postponement thereof.

It is important that your shares be represented at the Annual Meeting.  Therefore, whether or not you expect to virtually attend the Annual Meeting, please sign and date the enclosed proxy and return it in the enclosed envelope or submit your proxy using the telephone or Internet procedures that may be provided to you at your earliest convenience.  Please note that using any of these methods will not prevent you from attending the meeting virtually and voting online at that time.

Very truly yours,

/s/ James S. Metcalf
JAMES S. METCALF
Chairman and Chief Executive Officer

CORNERSTONE BUILDING BRANDS, INC.
5020 Weston Parkway
Suite 400
Cary, North Carolina 27513

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 28, 2020

Virtual Meeting Only – No Physical Meeting Location

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Cornerstone Building Brands, Inc. (the “Company”) will be held virtually, on Thursday, May 28, 2020, at 10:00 a.m. EDT.  The Annual Meeting will be held for the following purposes:

(1)  Proposal 1: Elect the four (4) Class III directors named in the accompanying proxy statement to serve until the 2023 Annual Meeting of Stockholders or until their respective successors have been elected and shall have qualified or until their resignation;

(2)   Proposal 2: Provide an advisory vote on executive compensation;

(3)   Proposal 3: Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

(4)   Proposal 4: Approve the proposed amendment of the Company’s 2003 Long-Term Stock Incentive Plan to increase the number of shares of the Company’s common stock available for awards thereunder by an additional 4,800,000 shares; and

(5)   Transact such other business as may properly come before the Annual Meeting of Stockholders or any reconvened meeting following any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 15, 2020 are entitled to notice of, and to vote at, the meeting or any reconvened meeting following any adjournment or postponement thereof.  In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be available in electronic form on the day of the Annual Meeting and for ten days before the meeting. To request access to the list, please contact shareholderlist@cornerstone-bb.com

We are first sending this proxy statement and the enclosed proxy form to stockholders on or about April 29, 2020.

Due to concerns regarding the novel coronavirus (“COVID-19”) pandemic, and to protect the health and safety of our employees, stockholders and other stakeholders, the Annual Meeting will be a virtual meeting conducted solely online via live webcast at www.proxydocs.com/CNR.  Please register in advance at www.proxydocs.com/CNR prior to the registration deadline of 5:00 p.m. EDT on May 26, 2020.  As part of the registration process, you must enter the control number provided in your proxy card. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

We believe that it is desirable that as large a proportion as possible of the stockholders’ interests be represented at our Annual Meeting.  Whether or not you plan to attend our Annual Meeting, we request that you properly date and sign the enclosed form of proxy and promptly return it to us using the enclosed addressed and stamped envelope.  If you are present at the virtual meeting and wish to do so, you may revoke the proxy and vote in person.  If, however, you hold your shares through a nominee or broker, you must follow the instructions of the nominee or broker to revoke your voting instructions.

By order of the Board of Directors,

/s/ Todd R. Moore
TODD R. MOORE
Executive Vice President, Chief Legal, Risk &
Compliance Officer and Corporate Secretary

Cary, North Carolina
April 29, 2020

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting to Be Held May 28, 2020 via live webcast at www.proxydocs.com/CNR

The Notice of Annual Meeting of Stockholders, our Proxy Statement and our Annual Report to Stockholders are available at www.proxydocs.com/CNR.

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 28, 2020

CORNERSTONE BUILDING BRANDS, INC.
5020 Weston Parkway
Suite 400
Cary, North Carolina 27513
(866) 419-0042

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 28, 2020

Virtual Meeting Only – No Physical Meeting Location

This proxy statement is furnished to stockholders of Cornerstone Building Brands, Inc. (“Cornerstone,” the “Company,” “we,” and “us”) in connection with the solicitation of proxies to be used at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually solely online via live webcast on Thursday, May 28, 2020 at 10:00 a.m. EDT at www.proxydocs.com/CNR.  By granting a proxy, you authorize the persons named in the proxy to represent you and vote your shares at the Annual Meeting.  Those persons will also be authorized to vote your shares to adjourn the Annual Meeting from time to time and to vote your shares at any adjournments or postponements of the Annual Meeting.  Stockholders have a choice of voting over the Internet, at www.proxypush.com/CNR (registered stockholders only), by telephone using the number 1-844-927-1815, or by mail using a traditional proxy card.

If you give a proxy on the enclosed form, or by telephone or the Internet, you may revoke it at any time before it is exercised at the Annual Meeting by (1) delivering written notice of revocation to the Corporate Secretary of Cornerstone, (2) signing, dating and delivering to the Corporate Secretary of Cornerstone a later dated proxy at our principal executive offices, which are located at 5020 Weston Parkway, Suite 400, Cary, North Carolina 27513, or (3) virtually attending the Annual Meeting and voting online.  Virtual attendance at the Annual Meeting will not, in itself, constitute revocation of a completed and delivered proxy card.

If you are a street name stockholder (meaning that your shares are held in a brokerage account by a bank, broker or other nominee) and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker or nominee in accordance with that entity’s procedures.

We are first sending this proxy statement and the enclosed proxy form to stockholders on or about April 29, 2020.

ACTION TO BE TAKEN AT ANNUAL MEETING

When you have appropriately specified how your proxy should be voted, the proxy will be voted accordingly.  If you properly complete and return a proxy, but do not indicate any contrary voting instructions, your shares will be voted as follows:

  FOR Proposal 1, the election as directors of the nominees listed under “Election of Directors;”
  FOR Proposal 2, an advisory vote on executive compensation;
  FOR Proposal 3, the ratification of Grant Thornton LLP as Cornerstone’s independent registered public accountants for the fiscal year ending December 31, 2020 (“Fiscal 2020”);
  FOR Proposal 4, the amendment of the Company’s 2003 Long-Term Stock Incentive Plan to increase the number of shares of the Company’s common stock available for awards thereunder by an additional 4,800,000 shares; and

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  At the discretion of the proxy holders, either FOR or AGAINST any other matter or business that may properly come before the Annual Meeting.

As of the date hereof, our Board of Directors (our “Board”) is not aware of any other such matter or business to be transacted at our Annual Meeting.  If other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), represented by the proxies in accordance with their judgment on those matters.

SOLICITATION OF PROXIES

Our Board is soliciting proxies from the holders of record of our Common Stock at the close of business on April 15, 2020.  We will bear the entire cost of soliciting proxies, including the cost of the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to our stockholders in connection with the Annual Meeting, and no other person or persons will bear those costs either directly or indirectly.

The solicitation of proxies by our Board of Directors will be conducted primarily by mail.  In addition, our officers, directors and employees may solicit proxies personally or by telephone, facsimile or electronic means.  These officers, directors and employees will not receive any extra compensation for these services, but may be reimbursed for their reasonable expenses in forwarding solicitation material.

Mediant Communications Inc. will assist us in the distribution of proxy materials and will provide voting and tabulation services for the Annual Meeting. In addition, we will reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of our Common Stock.

OUTSTANDING CAPITAL STOCK

The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting is April 15, 2020.  At the close of business on that date, we had 126,142,313 shares of Common Stock issued and outstanding and entitled to be voted at the Annual Meeting.  Each share of Common Stock outstanding on the record date is entitled to one vote.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Unless otherwise noted, the following tables set forth, as of April 15, 2020 (the “Ownership Date”), the number of shares of our equity securities beneficially owned by (1) each person or group known by us to own beneficially more than 5% of the outstanding shares of any class of our equity securities, (2) each director and nominee for director, (3) each of our executive officers identified under the caption “Executive Compensation,” and (4) all current directors and executive officers as a group.  Except as otherwise indicated, each of the persons or groups named below has sole voting power and investment power with respect to the Common Stock.  Unless otherwise noted, the mailing address of each person or entity named below is 5020 Weston Parkway, Suite 400, Cary, North Carolina 27513.

	Beneficial Ownership(1)
Name of Beneficial Owner or Group	Number of Shares of Common Stock	Percent
CD&R Pisces Holdings, L.P.(2)	39,128,929	31.02
Clayton, Dubilier & Rice Fund VIII, L.P.(3)	22,744,823	18.03
CD&R Friends & Family Fund VIII, L.P.(3)	56,940.05
GG Shareholders(4)	18,981,189	15.05
Kathleen J. Affeldt(5)	45,124	*
George L. Ball(5)	282,599	*
John L. Buckley(5)	62,783	*
Gary L. Forbes(5)	143,935	*
John J. Holland(5)	73,587	*
Wilbert W. James, Jr.	—	*
Daniel Janki	185,472	*
John Krenicki(2)(3)(6)	—	*
Jeffrey S. Lee(5)	221,875	*
George Martinez(5)	84,612	*
James Metcalf(5)	455,513	*
Timothy O’Brien(5)	—	*
Shawn K. Poe(5)	—	*
Donald R. Riley(5)	—	*
Nathan K. Sleeper(2)(3)(6)	—	*
Katy K. Theroux(5)	69,005	*
Jonathan L. Zrebiec(2)(3)(6)	—	*
All directors and executive officers as a group (20 persons)(6)(7)	1,778,881	1.41

*       Less than 1%.

(1)   Includes shares beneficially owned by the listed persons, including unvested restricted stock, shares owned under our 401(k) Profit Sharing Plan and phantom units owned under our Deferred Compensation Plan, but does not include any of the restricted stock units (the “RSUs”) or the performance share units (the “PSUs”) granted to the listed persons in December 2017 or during the Transition Period (see “Compensation Discussion & Analysis — Long-Term Incentive Compensation”).  If a person has the right to acquire beneficial ownership of any shares by exercise of options or by reason of the vesting of RSUs previously granted within 60 days after the Ownership Date, those shares are deemed beneficially owned by that person as of the Ownership Date and are deemed to be outstanding solely for the purpose of determining the percentage of the Common Stock that he or she owns.  Those shares are not included in the computations for any other person.  Please see the tables accompanying footnotes 5 and 7 below for additional information regarding equity compensation awards held by the listed persons.

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(2)    CD&R Investment Associates X, Ltd. (“CD&R Pisces GP”) is the general partner of CD&R Pisces Holdings, L.P. (“CD&R Pisces”).

CD&R Pisces GP, as the general partner of CD&R Pisces, may be deemed to beneficially own the shares of Common Stock shown as beneficially owned by CD&R Pisces.  CD&R Pisces GP expressly disclaims beneficial ownership of the Common Stock of which CD&R Pisces has beneficial ownership.

Investment and voting decisions with respect to the shares of Common Stock held by CD&R Pisces or CD&R Pisces GP are made by an investment committee comprised of more than ten individuals (the “CD&R Pisces Investment Committee”).  All members of the CD&R Pisces Investment Committee disclaim beneficial ownership of the shares of Common Stock shown as beneficially owned by CD&R Pisces.

CD&R Pisces GP expressly disclaims beneficial ownership of the shares held by CD&R Pisces and the restricted shares held by CD&R, LLC as assignees of director compensation payable to Messrs. Krenicki, Sleeper and Zrebiec.  Each of CD&R Pisces and CD&R Pisces GP expressly disclaim beneficial ownership of the restricted shares held by CD&R, LLC as assignees of director compensation payable to Messrs. Krenicki, Sleeper and Zrebiec.  CD&R, LLC expressly disclaims beneficial ownership of the shares held by CD&R Pisces.

The address for CD&R Pisces and CD&R Pisces GP is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands.  The address for CD&R, LLC is 375 Park Avenue, 18th Floor, New York, NY 10152.

(3)   Unless otherwise indicated, Clayton, Dubilier & Rice Fund VIII, L.P. and CD&R Friends & Family Fund VIII, L.P. are referred to collectively as the “CD&R Fund VIII Investors.”

Does not include 141,050 restricted shares of Common Stock issued to Clayton, Dubilier & Rice, LLC (“CD&R, LLC”), as assignee of director compensation payable to Messrs. John Krenicki, Nathan K. Sleeper and Jonathan L. Zrebiec.

The general partner of each of the CD&R Fund VIII Investors is CD&R Associates VIII, Ltd., whose sole stockholder is CD&R Associates VIII, L.P. The general partner of CD&R Associates VIII, L.P. is CD&R Investment Associates VIII, Ltd.

CD&R Investment Associates VIII, Ltd. is managed by a two-person board of directors.  Donald J. Gogel and Kevin J. Conway, as the directors of CD&R Investment Associates VIII, Ltd., may be deemed to share beneficial ownership of the shares of Common Stock shown as beneficially owned by the CD&R Fund VIII Investors.  Such persons expressly disclaim such beneficial ownership.

Investment and voting decisions with respect to the shares of Common Stock held by each of the CD&R Fund VIII Investors are made by an investment committee comprised of more than ten individuals (the “CD&R Fund VIII Investment Committee”).  All members of the CD&R Fund VIII Investment Committee disclaim beneficial ownership of the shares of Common Stock shown as beneficially owned by the CD&R Fund VIII Investors.

Each of CD&R Associates VIII, L.P., CD&R Associates VIII, Ltd. and CD&R Investment Associates VIII, Ltd. expressly disclaims beneficial ownership of the shares held by the CD&R Fund VIII Investors and the restricted shares held by CD&R, LLC as assignees of director compensation payable to Messrs. Krenicki, Sleeper and Zrebiec.  The CD&R Fund VIII Investors expressly disclaim beneficial ownership of the restricted shares held by CD&R, LLC as assignees of director compensation payable to Messrs. Krenicki, Sleeper and Zrebiec.  CD&R, LLC expressly disclaims beneficial ownership of the shares held by the CD&R Fund VIII Investors.

The address for the CD&R Fund VIII Investors, CD&R Associates VIII, L.P., CD&R Associates VIII, Ltd. and CD&R Investment Associates VIII, Ltd. is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands.  The address for CD&R, LLC is 375 Park Avenue, 18th Floor, New York, NY 10152.

(4)     Unless otherwise indicated, Atrium Intermediate Holdings, LLC (“Atrium Intermediate”) and GGC BP Holdings, LLC (“GGC BP”) are referred to collectively as the “GG Shareholders.”

Golden Gate Capital Opportunity Fund, L.P. (“GGCOF”), Golden Gate Capital Opportunity Fund-A, L.P. (“GGCOF-A”), GGCOF Co-Invest, L.P. (“GGCOF Co-Invest”), GGCOF Executive Co-Invest, L.P. (“Executive Co-Invest”) and GGCOF IRA Co-Invest, L.P. (“IRA Co-Invest”, together with GGCOF, GGCOF-A, GGCOF Co-Invest and Executive Co-Invest, the “Funds”) hold all of the equity interests in GGC BP.

Atrium Window Holdings, LLC (“Atrium Holdings”) and Atrium Window Parent, LLC (“Atrium Parent”) are the members of Atrium Intermediate.  Atrium Parent is the controlling unitholder of Atrium Holdings.  GGC Atrium

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Window Holdings, LLC (“GGC Atrium”) is the controlling unitholder of Atrium Parent.  GGC BP is the controlling unitholder of GGC Atrium.

GGC Opportunity Fund Management, L.P. (“Fund GP”) is the general partner of each of GGCOF and GGCOF-A. GGC Opportunity Fund Management GP, Ltd. (“Ultimate GP”) is the general partner of Fund GP.  GGCOF Co-Invest Management, L.P. (“Co-Invest GP”) is the general partner of GGCOF Co-Invest, IRA Co-Invest and Executive Co-Invest.  Fund GP is the general partner of Co-Invest GP.

Ultimate GP is governed by its board of directors and has ultimate voting and dispositive authority over the ownership interests of the following entities in the Company: GGC BP, Atrium Holdings, Atrium Intermediate, Atrium Parent and GGC Atrium (collectively, the “Atrium Entities”).  Each of the Atrium Entities, the Funds, Fund GP and Co-Invest GP has shared dispositive power with each other with respect to the Common Stock.

The address for the GG Shareholders, Atrium Holdings, Atrium Parent, GGC Atrium, the Funds, Fund GP, Ultimate GP and Co-Invest GP is c/o Golden Gate Private Equity, Inc., One Embarcadero Center, 39th Floor, San Francisco, California 94111.

The information set forth in this footnote (4) was derived from a general statement of acquisition of beneficial ownership on Schedule 13D filed on November 23, 2018 with respect to the GG Shareholders, Atrium Holdings, Atrium Parent, GGC Atrium, the Funds, Fund GP, Ultimate GP and Co-Invest GP.

(5)    The number of shares of Common Stock beneficially owned by each person reflected in the table above includes options exercisable on the Ownership Date or that would become exercisable within 60 days after the Ownership Date, but excludes (i) options not exercisable within 60 days after the Ownership Date and (ii) unvested RSUs and PSUs.  The number of options, unvested shares of RSUs, and unvested PSUs beneficially owned by each person shown in the table above is shown in the table below.  For more information about outstanding options, RSUs, and PSUs, see “Compensation Discussion & Analysis — Long-Term Incentive Compensation.”

	Options		Unvested Restricted Stock Units (not included in the table above)	Unvested Performance Share Units (not included in the table above)
	Exercisable Within 60 Days (included in the table above)	Not Exercisable Within 60 Days (not included in the table above)
Kathleen J. Affeldt	—	—	—	—
George L. Ball	—	—	—	—
John L. Buckley	38,019	187,457	86,245	73,035
Gary L. Forbes	14,163	—	—	—
John J. Holland	37,259	—	—	—
Wilbert W. James, Jr.	—	—	12,178	—
Daniel Janki	—	—	12,178	—
John Krenicki(6)	—	—	—	—
Jeffrey S. Lee	58,823	376,804	140,197	164,153
George Martinez	—	—	—	—
James Metcalf	61,496	670,513	245,441	382,993
Timothy O’Brien	—	—	—	—
Shawn K. Poe	—	—	—	—
Donald R. Riley	—	—	—	—
Nathan K. Sleeper(6)	—	—	—	—
Katy K. Theroux	24,478	163,953	184,362	91,608
Jonathan L. Zrebiec(6)	—	—	—	—

(6)   Does not include 62,071,742 shares of Common Stock held by investment funds associated with or designated by CD&R, LLC, as assignee of compensation payable to Messrs. Krenicki, Sleeper and Zrebiec.  Messrs. Krenicki, Sleeper and Zrebiec are members of our Board and executives of CD&R, LLC.  Messrs. Krenicki, Sleeper and Zrebiec disclaim beneficial ownership of the shares held by CD&R, LLC and by investment funds associated with or designated by CD&R, LLC.

(7)   The number of shares of Common Stock beneficially owned by the directors and executive officers as a group reflected in the table above includes shares beneficially owned by the additional officers listed in the table below.  As with the officers and directors listed individually in Note 5, the number of shares of Common Stock beneficially

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owned by the directors and executive officers as a group and reflected in the table above includes options exercisable on the Ownership Date or that would become exercisable within 60 days after the Ownership Date, but excludes (i) options not exercisable within 60 days after the Ownership Date and (ii) unvested RSUs and PSUs.  The number of options, unvested shares of RSUs, and unvested PSUs units beneficially owned by these additional officers is shown in the table below.  For more information about outstanding options, RSUs and PSUs, see “Compensation Discussion & Analysis — Long-Term Incentive Compensation.”

	Options
	Exercisable Within 60 Days (included in the table above)	Not Exercisable Within 60 Days (not included in the table above)	Unvested Restricted Stock Units (not included in the table above)	Unvested Performance Share Units (not included in the table above)
Brian P. Boyle	12,163	67,522	29,770	28,810
Todd R. Moore	20,042	136,772	60,206	79,259
Arthur W. Steinhafel	38,019	187,457	86,245	73,035

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QUORUM AND VOTING

The presence in person or by proxy of the holders of a majority of the voting power of the stock entitled to vote at an Annual Meeting is necessary to constitute a quorum at the Annual Meeting.  Each outstanding share of Common Stock is entitled to one vote.  All routine matters will be decided by the vote of a majority of the votes cast by the stockholders present in person or by proxy and entitled to vote on the matter, a quorum being present.

Pursuant to the terms of a stockholders agreement (the “Stockholders Agreement”) between the Company, CD&R Pisces, the CD&R Fund VIII Investors (together with CD&R Pisces, the “CD&R Investors”), Atrium Intermediate, GGC BP, and AIC Finance Partnership, L.P., a Cayman Islands exempted limited partnership (“AIC”, and together with Atrium Intermediate and GGC BP, each individually, a “Golden Gate Investor,” and collectively, the “Golden Gate Investors”), among other matters, so long as the CD&R Investors beneficially own at least 7.5% of the outstanding shares of Common Stock, the CD&R Investors are entitled to nominate for election, fill vacancies and appoint replacements for a number of Board members in proportion to the CD&R Investors’ percentage beneficial ownership of outstanding Common Stock, but never to exceed one less than the number of independent, non-CD&R-affiliated directors serving on the Board.  The Stockholders Agreement contains voting agreements between the Company and each of the CD&R Investors and the Golden Gate Investors (the Golden Gate Investors, together with the CD&R Investors, the “Investors”), including the requirement that each Investor shall vote all of the shares of Common Stock that it beneficially owns (a) in favor of all director nominees, other than CD&R Investor Nominees (as defined in the Stockholders Agreement) or director nominees proposed by a Golden Gate Investor, nominated by the Board for election by the stockholders of the Company in accordance with the terms of the Stockholders Agreement and the By-laws (as defined below), (b) as recommended by the Board on certain enumerated proposals, including any and all proposals relating to or concerning compensation or equity incentives for directors, officers or employees of the Company adopted in the ordinary course of business consistent with past practice.

Those nominees receiving a plurality of all of the votes cast on Proposal 1 at the Annual Meeting shall be elected to our Board.  Pursuant to the Stockholders Agreement, the CD&R Investors and the GG Shareholders, which own or beneficially own shares of Common Stock representing approximately 49.1% and 15.05%, respectively, of our outstanding voting power as of April 15, 2020, are required to vote for the election as directors each of the nominees listed under “Election of Directors,” other than Mr. Sleeper and Mr. O’Brien.

The total number of votes cast on Proposal 2, for approval of our compensation philosophy, policies and procedures described in the CD&A, and the compensation of our Named Executive Officers (as defined in the CD&A section of this proxy statement), must represent at least the majority of the outstanding voting power of Cornerstone entitled to vote on the proposal on the record date for determining stockholders entitled to vote at the Annual Meeting.  The CD&R Investors, which own or beneficially own shares of Common Stock representing approximately 49.1% of our outstanding voting power as of April 15, 2020, have expressed their intention to vote in favor of Proposal 2.

The total number of votes cast on Proposal 3, for ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for Fiscal 2020, must represent at least the majority of the votes cast in person or by proxy at the Annual Meeting.  The CD&R Investors, which own or beneficially own shares of Common Stock representing approximately 49.1% of our outstanding voting power as of April 15, 2020, have expressed their intention to vote in favor of Proposal 3.

In accordance with the rules of the New York Stock Exchange, or “NYSE”, approval of Proposal 4, to amend the 2003 Long-Term Stock Incentive Plan (the “LTIP”), requires the affirmative vote of a majority of the votes cast on the proposal provided that the total votes cast on the proposal represent over 50% of the stock entitled to vote on the proposal.  The CD&R Investors, which own or beneficially own shares of Common Stock representing approximately 49.1% of our outstanding voting power as of April 15, 2020, have expressed their intention to vote in favor of the amendment of the LTIP.

Abstentions are counted for the purpose of determining the presence of a quorum at the Annual Meeting.  An abstention has no effect on Proposal 1.  With respect to Proposals 2, 3 and 4 an abstention has the same effect as a vote against these proposals.

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Brokers holding shares must vote according to specific instructions they receive from the beneficial owners.  Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular proposals under the NYSE rules, and the “beneficial owner” of those shares has not instructed the broker to vote on those proposals.  The NYSE’s Rule 452 precludes brokers from voting on non-discretionary proposals without specific instructions from the beneficial owner.

If you are a beneficial owner, your bank, broker, dealer, custodian or other nominee is permitted to vote your shares only with regard to Proposal 3 to ratify the appointment of the independent registered public accounting firm, even if the holder does not receive voting instructions from you.  A broker non-vote is treated as “present” for purposes of determining the existence of a quorum.  For purposes of electing directors, a broker non-vote will not affect the outcome of the elections.

TRANSITION PERIOD

As previously disclosed in our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 20, 2018, our Board of Directors approved and changed the Company’s fiscal year from a 52- or 53-week period, with the Company’s fiscal year end on the Sunday closest to October 31, to a 12-month fiscal year beginning January 1 and ending December 31 of each calendar year, commencing with the fiscal year ended December 31, 2019 (the “Fiscal Year Change”).  Accordingly, our fiscal begins on January 1 and ends on December 31 of each year.  This change resulted in a transition period of approximately two months, from October 29, 2018 to December 31, 2018, which we refer to herein as the “Transition Period.”

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PROPOSAL 1: ELECTION OF DIRECTORS

Our Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Seventh Amended and Restated By-Laws (the “By-Laws”), together with the Stockholders Agreement, provide that the number of directors on our Board initially following the consummation of the Merger shall be fixed at twelve, and shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of our Board.  The number of members constituting our Board is currently fixed at twelve, including one vacancy as of the date hereof.

In accordance with our Certificate of Incorporation and By-Laws, our Board is divided into three classes, as nearly equal in number as reasonably possible, and members are elected for a term of office expiring at the third succeeding annual stockholders’ meeting following their election to office or until a successor is duly elected and qualified.  Except as otherwise provided by the Stockholders Agreement, under our By-Laws, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on our Board resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled only by a majority of the votes that can be cast by directors then in office, though less than a quorum, and directors so chosen hold office until the Annual Meeting of stockholders at which the term of office of the class to which the director has been elected expires.  The terms of office of each of the Class III directors expire at this Annual Meeting and the terms of office of each of the Class I and Class II directors expire at the Annual Meetings in 2021 and 2022, respectively.  Under our By-Laws, no person may stand for election as a director if, on the date of any annual or special meeting held for the purpose of electing directors, such person shall have surpassed the age of 75; however, those directors who are then serving on the Board of Directors and have already reached the age of 75 as of November 16, 2017 may stand for election as a director if, on the date of any annual or special meeting held for the purpose of electing directors, such person shall not have surpassed the age of 78.

Four Class III directors are to be elected at the Annual Meeting for a term expiring at the Annual Meeting to be held in 2023, or until their respective successors are duly elected and qualified or until their resignation.  If, at the time of or prior to our Annual Meeting, any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy may be used to vote for a substitute or substitutes designated by our Board.  Our Board has no reason to believe that any substitute nominee or nominees will be required.  However, if a nominee should become unable or unwilling to serve for any reason, proxies may be voted for another person nominated as a substitute by our Board, or our Board may reduce its size.  No proxy will be voted for a greater number of persons than the number of nominees named herein.

Our Board believes that each of our directors is highly qualified to serve as a member of our Board.  Each of the directors has contributed to the mix of skills, core competencies and qualifications of our Board.  Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions with some of the most reputable organizations in the world.  Our Board has also considered the fact that all of our directors have worked for, or served on the boards of directors of, a variety of companies in a wide range of industries.  Many of our directors also have served as directors of our Company for many years and benefit from an intimate knowledge of our operations and corporate philosophy.  Our Board believes that through their varying backgrounds, our directors bring a wealth of experiences and new ideas to our Board.

Described in the following pages are the principal occupations and positions and directorships for at least the past five years of our directors and director nominees, as well as certain information regarding their individual experience, qualifications, attributes and skills that led our Board to conclude that they should serve on the Board.  There are no family relationships among any of our directors or executive officers.

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Nominees for Election as Director

Class III Nominees for Election as Directors Who Will Serve Until the Annual Meeting to be Held in 2023:

Kathleen J. Affeldt

Ms. Affeldt, age 71, has served as a director since November 2009.  Ms. Affeldt serves on the Nominating & Corporate Governance Committee, the Executive Committee, the Affiliate Transactions Committee, and is the Chair of the Compensation Committee of our Board of Directors.  Ms. Affeldt retired from Lexmark International, a developer, manufacturer and supplier of printing and imaging solutions for offices and homes, in February 2003, where she had been Vice President of Human Resources since July 1996.  She joined Lexmark when it became an independent company in 1991 as the Director of Human Resources.  Ms. Affeldt began her career at IBM in 1969, specializing in sales of supply chain systems.  She later held a number of human resources management positions.  Ms. Affeldt has served as a director of BTE Technologies, Inc. and SIRVA, Inc.  She also served as a director of Sally Beauty Holdings, Inc., and as the chair of that board’s compensation committee.  She currently serves as a director and chair of the compensation committee of HD Supply Holdings, Inc. Ms. Affeldt attended the State University of New York and Hunter College in New York City, majoring in Business Administration.

Director Qualifications: Ms. Affeldt’s experience in large, multinational companies in general, as well as in the human resources field in particular, provides our Board of Directors with insight into the attraction, motivation and retention of personnel.  Additionally, her service on the boards of other public companies brings to our Board of Directors valuable insight into the strategic, financial and personnel challenges faced by companies similar to Cornerstone.

George L. Ball

Mr. Ball, age 61, has served as a director since February 2014.  He serves on the Audit Committee, the Compensation Committee, the Executive Committee, the Affiliate Transactions Committee, and is the Chair of the Routine Transaction Committee of our Board of Directors.  Mr. Ball is the Chief Financial Officer of Parsons Corporation, a global engineering and construction services company that was established in 1944.  Mr. Ball joined Parsons in 1995 and has held varying positions of increasing responsibility and was promoted to Chief Financial Officer in 2008.  Mr. Ball was formerly a senior accountant with Coopers & Lybrand LLP, now known as PricewaterhouseCoopers LLP.  From July 2014 until December 2019, Mr. Ball served as a director of Wells Fargo Real Estate Investment Corporation, a publicly traded real estate investment trust, and was a member of its audit committee.  Mr. Ball earned his B.S. in Accounting from Drexel University.

Director Qualifications: Mr. Ball’s background and experience as an executive in a large, multinational engineering and construction services company provides the Board with perspective on strategic, financial, compensation, management development and sales issues.  Mr. Ball’s extensive experience and financial and accounting background as a chief financial officer provides the Audit Committee with valuable financial experience.  Mr. Ball’s extensive financial experience and knowledge of compensation program design provide the Compensation Committee with valuable compensation experience.

Timothy O’Brien

Mr. O’Brien, age 56, has served as a director since November 16, 2018.  He serves on the Nominating & Corporate Governance Committee of our Board of Directors.  Mr. O’Brien has served as the President and Chief Executive Officer of Wilsonart Engineered Surfaces since January 2013.  Prior to joining Wilsonart, Mr. O’Brien served as Vice President and General Manager of SABIC Innovative Plastic, responsible for the engineering resins business in the Americas and Europe.  SABIC Innovative Plastics, a business unit of Saudi Basic Industries Corporation (“SABIC”), was founded in 2007 with the acquisition of GE Plastics.  Prior to SABIC, Mr. O’Brien began his career at General Electric as a Sales Representative for GE Lighting.  Throughout his 24-year career at GE, he also held roles of increasing responsibility in Sales, Production Management and General Management, including Vice President of Sales and Distribution Operations for the Asia Pacific, based in Singapore.  Mr. O’Brien ultimately served as Senior Vice President for Commercial Finance with GE Capital until 2003, running a global

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computer leasing business.  Mr. O’Brien earned his Bachelor’s Degree from Northeastern University in Massachusetts and his MBA from Baldwin Wallace College in Ohio.

Director Qualifications: Mr. O’Brien’s leadership roles in global manufacturing bring to our Board of Directors an understanding of the global business environment and valuable insight into the operations of large, complex manufacturing operations.  Mr. O’Brien is a CD&R Investor Nominee (as defined in the Stockholders Agreement).

Nathan K. Sleeper

Mr. Sleeper, age 46, has served as a director since October 2009.  Mr. Sleeper serves on the Compensation Committee and the Executive Committee of our Board of Directors.  Mr. Sleeper is a partner of CD&R, LLC, having joined CD&R, Inc. in 2000.  Prior to joining CD&R, Inc., he was employed by Goldman, Sachs & Co. in the Investment Banking Division.  He has also been employed by Tiger Management.  He currently serves as a director of PowerTeam Services LLC, Wilsonart International Holdings LLC, Brand Energy & Infrastructure Services, Inc., Beacon Roofing Supply, Inc., a public company, SunSource Holdings, Inc., and Core & Main LP.  Mr. Sleeper was a director of Atkore International Group, Inc., a public company, HD Supply Holdings, Inc., a public company, Hussmann International, Inc., U.S. Foods, Inc., Hertz Global Holdings, a public company, and CHC Group Ltd. Mr. Sleeper holds a B.A. from Williams College and an M.B.A. from Harvard Business School.

Director Qualifications: Mr. Sleeper’s broad experience in the financial and investment communities brings to our Board of Directors important insights into business strategy and areas to improve our financial performance.  Mr. Sleeper is a CD&R Investor Nominee (as defined in the Stockholders Agreement).

Vote Required

The affirmative vote of a plurality of all of the votes cast at the Annual Meeting is required for approval of each of the nominees for Class III director in this Proposal 1.  If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE CLASS III NOMINEES LISTED ABOVE.

Directors Remaining in Office

Class I Directors Who Serve Until the Annual Meeting to Be Held in 2021:

Wilbert W. James, Jr.

Mr. James, age 64, has served as a director since May 2019. Mr. James is a member of the Compensation Committee and the Affiliated Transactions Committee. Mr. James had a 30-year career with Toyota Motors, with his most recent role as President of Toyota Motor Manufacturing of Kentucky (July 2010 – December 2017). In that role, he led Toyota’s largest automotive manufacturing plant in the world and oversaw a nearly $6 billion operation, which employed over 7,500 people. Additionally, he championed quality initiatives for Toyota’s fourteen North American manufacturing plants. Mr. James currently serves as a director on the boards of Columbia Forest Products and Atkore International. Mr. James earned an Associates in Applied Science from Old Dominion, a Bachelor of Science in Mechanical Engineering Technology from Old Dominion University, as well as an honorary doctorate of engineering from the University of Kentucky and an honorary degree from the University of Pikeville in 2015.

Director Qualifications:  Mr. James’ leadership roles in global manufacturing bring to our Board of Directors an understanding of the global business environment and valuable insight into the operations of large, complex manufacturing enterprises.

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Daniel Janki

Mr. Janki, age 51, has served as a director since May 2019. Mr. Janki is a member of the Audit Committee and the Affiliated Transactions Committee. He has had a 27-year career with General Electric Company (“GE”) and is currently Senior Vice President of Business Transformation. In this role, he serves as a strategic partner to the senior management team and the Board of Directors in defining GE’s strategy, capital structure and operating model. Mr. Janki also serves as a board member for Junior Achievement, a national board member for BuildOn, and an advisory board member for the CFO RoundTable. Mr. Janki is a Certified Public Accountant. Mr. Janki earned degrees in Finance and Accounting from The Ohio State University.

Director Qualifications:  Mr. Janki’s leadership role for a large, multinational conglomerate brings to our Board of Directors an understanding of the global business environment, business strategy, and financial management.  Further, Mr. Janki’s background as a certified public accountant provides the Audit Committee with valuable financial expertise.

John Krenicki

Mr. Krenicki, age 57, has served as lead director since November 16, 2018.  He serves on the Compensation Committee, as Chair of the Nominating & Corporate Governance Committee and as Chair of the Executive Committee of our Board of Directors.  Mr. Krenicki served as Lead Director of Ply Gem Holdings, Inc. from April 16, 2018 until November 2018.  He is currently a Director at Devon Energy Corp.  Mr. Krenicki served as Vice Chairman of GE and as President and Chief Executive Officer of GE Energy from July 2005 until December 2012.  His responsibilities included oversight of GE’s oil and gas, power and water and energy management businesses.  He also serves as chairman of Brand Industrial Services Inc., Wilsonart International Holdings LLC, and PowerTeam Services.  He was a Member of GE’s Corporate Executive Council and the GE Capital Board of Directors.  He previously served as chairman of ServiceMaster Global Holdings and CHC Group and as a director of Hess Corp.  He is a member of the National Petroleum Council.  He earned a B.S. degree in Mechanical Engineering from the University of Connecticut.  He received an M.S. degree in Management from Purdue University.

Director Qualifications: Mr. Krenicki’s leadership roles in diverse manufacturing and services enterprises bring to our Board of Directors an understanding of the global business environment, investment judgment, and valuable insight into the operations of large, complex manufacturing operations.

John J. Holland

Mr. Holland, age 70, has served as a director since November 2009.  He serves on the Audit Committee, the Nominating & Corporate Governance Committee and the Affiliate Transactions Committee of our Board of Directors.  Mr. Holland served as the President of the International Copper Association from February 2012 until his retirement in November 2015.  The International Copper Association is a marketing association for the copper industry.  Mr. Holland has been the President of Greentree Advisors, LLC since October 2004.  Mr. Holland was the President, Chief Operating Officer and Chief Financial Officer of MMFX Technologies Corporation, a privately held steel manufacturing firm, from 2008 until 2009.  Prior to that, Mr. Holland was the Executive Vice President and Chief Financial Officer of Alternative Energy Sources, Inc., an ethanol producer, from August 2006 until June 2008.  Mr. Holland previously was employed by Butler Manufacturing Company, a producer of pre-engineered building systems, supplier of architectural aluminum systems and components and provider of construction and real estate services for the nonresidential construction market, from 1980 until his retirement in 2004.  Prior to his retirement from Butler, Mr. Holland served as Chairman of the Board from 2001 to 2004, as Chief Executive Officer from 1999 to 2004 and as President from 1999 to 2001.  Mr. Holland currently serves as a director and on the audit committee of Cooper Tire & Rubber Co., and as a director and on the audit and compensation committees of Saia, Inc. (formerly SCS Transportation, Inc.).  Mr. Holland holds B.S. and M.B.A. degrees from the University of Kansas and is a certified public accountant.

Director Qualifications: Mr. Holland’s extensive career in the metal building industry, including his role as a chief executive officer of a public company, provides the Board with perspective on the particular strategic, manufacturing, sales and marketing, compensation and personnel issues faced by companies in our industry.

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Further, Mr. Holland’s extensive financial and accounting background as a former chief financial officer and a certified public accountant provides the Audit Committee with valuable financial expertise.

Class II Directors Who Serve Until the Annual Meeting to Be Held in 2022:

Gary L. Forbes

Mr. Forbes, age 76, has served as a director since December 1991.  Mr. Forbes serves on the Executive Committee, Affiliate Transactions Committee, and is the Chair of the Audit Committee of our Board of Directors.  In addition, Mr. Forbes is our designated Audit Committee financial expert.  Mr. Forbes was a Senior Vice President of Equus Total Return, Inc., an investment company, from November 1991 until his retirement in March 2010.  Mr. Forbes was a director of Consolidated Graphics, Inc., a publicly traded commercial printing company, where he served on its audit committee, from 1993 until January 2014.  Mr. Forbes previously served on the board of directors of Carriage Services, Inc., a publicly traded funeral services company, from May 2007 to February 2009.  Mr. Forbes earned a B.B.A. in Accounting from the University of Texas at Austin and is a certified public accountant.

Director Qualifications: Mr. Forbes’ background has provided our Board of Directors with valuable financial and accounting expertise as our financial expert on the Audit Committee of our Board of Directors.  Additionally, having served as a member of our Board of Directors since 1991, Mr. Forbes has a deep historical understanding of our business, operations and culture.

George Martinez

Mr. Martinez, age 78, has served as a director since March 2003.  He serves on the Audit Committee and the Affiliate Transactions Committee of our Board of Directors.  Mr. Martinez is the Chairman and Chief Executive Officer of Allegiance Bancshares, Inc., a publicly traded bank holding company (ABTX Nasdaq) which owns Allegiance Bank, a Texas banking association headquartered in Houston, Texas that opened for business in October 2007.  He has been active as a bank executive in Houston for over 40 years and is the former Chairman of Sterling Bancshares, Inc., a publicly traded bank holding company (SBIB Nasdaq).  Mr. Martinez served as President of Chrysalis Partners, LLC, a performance consulting firm, from 1999 to 2008.  He serves his community on the boards of directors of the University of St. Thomas and Collaborative for Children.  Mr. Martinez has a B.A. in Business Administration and Economics from Rice University.

Director Qualifications: Mr. Martinez’s background and experience in performance consulting and as an executive in the banking industry allow him to provide to the Board valuable financial, accounting and operational expertise.  Additionally, having served as a member of our Board of Directors since 2003, Mr. Martinez has a high degree of familiarity with our business, operations and culture.

James S. Metcalf

Mr. Metcalf, age 62, has served as a director since May 2017, as the Chairman of our Board of Directors since January 1, 2018 and as our Chief Executive Officer since November 16, 2018.  He serves on the Executive Committee, the Routine Transaction Committee, and the Affiliate Transactions Committee of our Board of Directors.  Mr. Metcalf retired in October 2016 as the Chairman, President and Chief Executive Officer of USG Corporation.  At the time of his retirement, he had served as Chairman since December 2011 and had served as Chief Executive Officer and President since January 2011.  From January 2006 through January 2011, he was President and Chief Operating Officer of USG.  Prior to that, Mr. Metcalf held many positions at USG including president, Building Systems; president and chief executive officer, L&W Supply; senior vice president, Sales and Marketing, USG Interiors, Inc.; vice president, National Accounts, United States Gypsum Company; director, Retail Marketing, USG Corporation; director, Retail Sales, USG Interiors, Inc.; and national accounts manager, United States Gypsum Company.  Mr. Metcalf is a director of Tenneco Inc.  Mr. Metcalf is a policy advisory board member for the Joint Center for Housing Studies at Harvard University.  Mr. Metcalf holds a bachelor’s degree from The Ohio State University.  He also holds a master’s degree in business administration from Pepperdine University and Stanford University SEP.

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Director Qualifications: Mr. Metcalf’s extensive career in a building materials company, including his former role as a chief executive officer and chairman of its board of directors, provides him with the necessary skills to be Chairman of our Board of Directors.  As a result of his experience, he has a deep understanding of the industry in which we participate and insight into corporate governance practices, strategy, operations, finance, technology, innovation, and compensation policies and practices.

Jonathan L. Zrebiec

Mr. Zrebiec, age 40, has served as a director since November 2009.  Mr. Zrebiec is a partner of CD&R, LLC, the successor to the investment managing business of CD&R, Inc., which he joined in 2004.  He serves on the Routine Transaction Committee and the Compensation Committee of our Board of Directors.  Prior to joining CD&R, Inc., he was employed by Goldman, Sachs & Co. in the Investment Banking Division.  He currently serves as a director of Wilsonart International Holdings LLC, Core & Main LP and SunSource Holdings, Inc.  Mr. Zrebiec was a director of Roofing Supply Group, LLC from May 2012 to September 2015, Atkore International Group, Inc., a public company, from December 2012 to February 2016, Brand Energy & Infrastructure Services, Inc. from November 2013 to February 2020, and Hussmann International, Inc. from October 2011 to April 2016.  Mr. Zrebiec holds a B.S. in Economics from the University of Pennsylvania and holds an M.B.A. from Columbia University.

Director Qualifications: Mr. Zrebiec’s experience in the financial and investing community provides our Board with insight into business strategy, improving financial performance and the economic environment in which we operate.

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PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Introduction

Our Board of Directors recognizes that executive compensation is an important matter for our stockholders.  As described in detail in the “Report of the Compensation Committee” and the “Compensation Discussion and Analysis” section of this proxy statement, the Compensation Committee is tasked with the implementation of our executive compensation philosophy, and the core of that philosophy has been and continues to be to pay our executives based on our performance.  In particular, the Compensation Committee strives to attract, retain and motivate exceptional executives, to reward past performance measured against established goals and provide incentives for future performance, and to align executives’ long-term interests with the interests of our stockholders.  To do so, the Compensation Committee uses a combination of short- and long-term incentive compensation to reward near-term excellent performance and to encourage executives’ commitment to our long-range, strategic business goals.  It is always the intention of the Compensation Committee that our executive officers be compensated competitively and consistently with our strategy, sound corporate governance principles, and stockholder interests and concerns.

As described in the CD&A, we believe our compensation program is effective, appropriate and strongly aligned with the long-term interests of our stockholders and that the total compensation package provided to our Named Executive Officers (including potential payouts upon a termination or change in control) are reasonable and not excessive.  As you consider this Proposal 2, we urge you to read the CD&A section of this proxy statement for additional details on executive compensation, including the more detailed information about our compensation philosophy and objectives and the past compensation of our Named Executive Officers, and to review the tabular disclosures regarding Named Executive Officer compensation together with the accompanying narrative disclosures in the “Executive Compensation” section of this proxy statement.

We believe that the stockholders, by voting for directors individually as described in Proposal 1, have had a clear ability to express their approval or disapproval of the performance of our directors and, specifically the directors serving on the Compensation Committee; however, under the Dodd-Frank Act and Section 14A of the Exchange Act, the Company’s stockholders are entitled to approve, on an advisory basis, the compensation of our Named Executive Officers.  This non-binding advisory vote, commonly known as a “Say on Pay” vote, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement.

At our 2019 Annual Meeting, our stockholders approved, on an advisory basis, the compensation philosophy, policies and procedures and the compensation of our Named Executive Officers.  Also at our 2019 Annual Meeting, the stockholders of the Company also provided an advisory vote in favor of a “one year” frequency for future non-binding “Say on Pay” stockholder votes on compensation of the Company’s Named Executive Officers.  In light of the results of such stockholder vote and other factors, the Board has determined that the Company would hold an advisory stockholder “Say on Pay” vote annually until the next required vote on the frequency of such “Say on Pay” votes or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company. Therefore, we welcome the opportunity to again give our stockholders an opportunity to provide us with such a vote on executive compensation at our 2020 Annual Meeting.

As an advisory vote, Proposal 2 is not binding on our Board of Directors or the Compensation Committee, will not overrule any decisions made by our Board of Directors or the Compensation Committee, or require our Board of Directors or the Compensation Committee to take any specific action.  Although the vote is non-binding, our Board of Directors and the Compensation Committee value the opinions of our stockholders, and will carefully consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.  In particular, to the extent there is any significant vote against our Named Executive Officers’ compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

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Text of the Resolution to be Adopted

We are asking stockholders to vote “For” the following resolution:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation philosophy, policies and procedures and the compensation of the Named Executive Officers as disclosed in the proxy statement for Cornerstone Building Brands, Inc.’s 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the CD&A, the 2019 Summary Compensation Table and the other related tables and disclosures.

Vote Required

The affirmative vote of stockholders holding at least a majority of the shares of all of our voting securities entitled to vote on the proposal on the record date for determining stockholders entitled to vote at the 2020 Annual Meeting is required for approval of Proposal 2.  If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS, IN PROPOSAL 2, AN ADVISORY VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

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PROPOSAL 3: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has appointed the firm of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020, subject to ratification by our stockholders.  Grant Thornton LLP has served as our independent registered public accounting firm since January 8, 2019, commencing with the transition period from October 29, 2018 through December 31, 2018.  Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from those attending the meeting.

Vote Required

If a majority of the votes cast in person or by proxy at the Annual Meeting are voted in favor of this proposal, the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 will be ratified.  If the appointment of Grant Thornton LLP is not ratified, the Audit Committee will reconsider the appointment.  No matter the outcome of this Proposal 3, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of our stockholders and Cornerstone.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF GRANT THORNTON LLP’S APPOINTMENT AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

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PROPOSAL 4: APPROVE THE PROPOSED AMENDMENT TO THE
2003 LONG-TERM STOCK INCENTIVE PLAN

We are asking our stockholders to approve an amendment (the “Plan Amendment”) to the Company’s 2003 Long-Term Stock Incentive Plan (as amended and restated through January 27, 2018 and further amended effective April 10, 2019, the “Incentive Plan”), to amend the Incentive Plan to increase the number of shares of Common Stock reserved for issuance under the Incentive Plan by 4,800,000 shares of Common Stock.  Currently, a maximum of 19,550,000 shares of Common Stock are reserved for awards under the Incentive Plan, of which 6,829,356 shares remain available for future grants as of April 15, 2020.  Accordingly, if our stockholders approve the Plan Amendment, a total of 24,350,000 shares of Common Stock will be available for grant as awards under the Incentive Plan.  No other changes to the Incentive Plan are proposed.  If our stockholders do not approve the Plan Amendment, the Incentive Plan will remain in effect in its current form, and no shares will be added to the number reserved for future grants.

Our Board approved the Plan Amendment as of April 24, 2020, subject to approval by our stockholders.  Our stockholders originally approved the Incentive Plan at the annual meeting of stockholders held on March 14, 2003, and our stockholders approved amended and restated plans at the annual meetings of stockholders held on March 12, 2008, February 19, 2010, February 26, 2013, and February 28, 2018, and a further amendment at the annual meeting of stockholders held on May 23, 2019.  The Plan Amendment and the full text of the Incentive Plan are set forth in Annexes A and B, respectively to this proxy statement, which are hereby incorporated by reference into this discussion (and the discussion in this proposal is qualified in its entirety by the full text of the Plan Amendment and the Incentive Plan).

At last year’s annual meeting of stockholders, our stockholders approved an amendment increasing the number of shares available under the Incentive Plan by 6,200,000 shares of Common Stock, which the Company then estimated would provide sufficient shares for our equity compensation program needs for approximately two years after the effective date of the amendment, including awards made in connection with future corporate transactions.  Subsequent to stockholder approval of that share increase, movement in the price of our Common Stock, among other factors, has resulted in a larger allocation of shares reserved under the Incentive Plan than previously anticipated, because the number of restricted stock units, performance share units and options granted under the plan each year is determined by reference to the value of a share of our Common Stock.  As a result, additional shares are needed to maintain our equity compensation program under the Incentive Plan.

If stockholders do not approve the amendment to the Incentive Plan, we expect the number of shares reserved for awards to be substantially depleted by the end of the 2021 fiscal year.  Moreover, based on the historic burn rate as calculated below and our expectations for upcoming grants, we do not expect the number of our currently available awards to be sufficient to fulfill the needs for our fiscal year 2021 annual grants.

Our Board believes the additional 4,800,000 shares that would be available for grant under the Incentive Plan, if the Plan Amendment is approved, would provide sufficient shares for our equity compensation program needs, including awards that may be made in connection with future corporate transactions, for approximately two years after the effective date of the Plan Amendment.  This estimate is based on our burn rate, as described below, taking into account potential shares needed to settle outstanding performance share unit grants and anticipated budgeted aggregate annual equity grant value and mix (although actual grants could be materially different from this estimate).  In addition, because the number of long-term incentive awards granted under the Incentive Plan in each fiscal year is determined by reference to the value of a share of our Common Stock, changes in the value of our stock price, which cannot be reliably forecasted, may meaningfully impact the number of shares required to meet our equity compensation program needs.

The Board considered various aspects of our equity compensation program under the Incentive Plan in approving the Plan Amendment, including the number of shares reserved under the Incentive Plan, the number of shares currently available for awards under the Incentive Plan, the Company’s historic grant practices and expectations for future grants, the cost of issuing additional shares, the impact of share dilution on our existing shareholders and the central role of equity-based incentive compensation in our executive compensation program.  The Board believes that the proposed increase in the number of shares available for issuance under the Incentive Plan is necessary for retaining the flexibility to grant equity-based incentive compensation at optimal levels to

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motivate and reward the Company’s employees for their contributions to the success of the Company and the growth in value of our stock, and to support the continued growth of the Company through potential future acquisition transactions.

If the Plan Amendment is not approved by our stockholders, our future ability to issue equity-based awards will be limited.  As a result, our ability to align employee compensation with stockholders would be constrained.  In addition, the inability to maintain our equity award program could impede our ability to attract and retain qualified employees and, under current accounting rules, result in increased volatility of reported earnings if it is necessary to replace stock-settled awards with cash-settled awards.

Incentive Plan Share Utilization Rate and Overhang

Following is a calculation of our share utilization or burn rate over the last three fiscal years and the Transition Period:

	FY 2019(1)	Transition Period(2)	FY 2018	FY 2017
(a) Restricted shares, restricted stock units and performance stock units granted(1)	778,673	2,599,164	690,805	705,765
(b) Shares underlying options granted(1)	359,873	3,082,175	—	10,424
(c) Net increase in diluted shares due to equity awards (a+b)(2)	1,138,546	5,681,339	690,805	716,189
(d) Weighted-average basic shares outstanding	125,576,000	107,813,000	66,260,000	70,629,000
(e) Burn rate (c/d)(3)	.91%	5.27%	1.04%	1.01%

(1)    As a result of the Merger and the Fiscal Year Change, our Named Executive Officers did not receive an annual grant of long-term incentive awards during Fiscal 2019. (see “Compensation Discussion & Analysis — Long-Term Incentive Compensation —Long-Term Incentive Awards Granted to NEOs in 2019).

(2)    Includes Founders Awards (see “Compensation Discussion & Analysis — Long-Term Incentive Compensation — Long-Term Incentive Awards Granted in the Transition Period to NEOs — Founders Awards”).  In order to better align the goals of the Company’s management team and provide a unified incentive structure, the Company, in consultation with FW Cook, determined that our 2019 annual grant of long-term incentives to our key executive officers should be combined with the Founders Awards granted to these individuals.

(3)     Reflects the gross number of shares underlying awards made to employees during the respective year (or portion thereof in the case of the Transition Period).

(4)     Not adjusted for forfeitures, withholding and expirations (which would reduce burn rate if taken into account).

The Board recognizes that the increase in the number of shares under the Incentive Plan will result in additional dilution or “overhang” for our stockholders.  As commonly calculated, the total potential overhang resulting from the Plan Amendment would be approximately 13.3%, with the incremental overhang resulting from the share increase equal to approximately 2.96%.  This overhang is calculated as follows, in each case as of the record date of April 15, 2020:

(a)	Incremental Share Request Subject to Shareholder Approval	4,800,000
(b)	Shares underlying outstanding awards(1)	7,700,879
(c)	Shares currently available under the 2003 Long-Term Stock Incentive Plan	6,829,356
(d)	Total shares authorized for, or outstanding under, equity awards (a + b + c)	19,330,235
(e)	Total shares outstanding	126,142,313
(f)	Fully Diluted Overhang (d/(d+e))	13.3%

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(1)              Of such shares, 3,531,102 are underlying option awards.

We note that the number of shares remaining available for grant as described above differs from those reported below under Equity Compensation Plan Information, because that information, required by SEC disclosure rules, is dated as of December 31, 2019, and therefore does not take into account year-to-date grants for 2020.

The following table includes information regarding all outstanding equity awards (i.e., awards under the Incentive Plan, awards under any predecessor plans and certain awards granted as inducement/make-whole awards on a non-plan basis) and shares available for future awards under the Incentive Plan as of April 15, 2020 (and without giving effect to the Plan Amendment under this Proposal No. 4):

Total shares underlying outstanding options and warrants	3,531,102
Weighted average exercise price of outstanding options and warrants	9.24
Weighted average remaining contractual life of outstanding options and warrants	12.13
Total shares subject to outstanding, unvested full-value awards	4,169,777
Total shares currently available for grant	6,829,356

Governance Highlights of the Incentive Plan

The Incentive Plan incorporates certain compensation governance provisions that reflect best practices.  These provisions are not impacted by the Plan Amendment, and include:

  No payment of dividends, dividend equivalents and other distributions in respect of unvested stock-based awards;
  Minimum 100% fair market value exercise price for options and stock appreciation rights;
  No repricing of options or stock appreciation rights and no buyout of underwater options or stock appreciation rights without stockholder approval;
  No dividend equivalents on options or stock appreciation rights;
  No “liberal” share recycling of any awards;
  No evergreen provision;
  No “liberal” change in control definition;
  No excise tax gross-up on change in control benefits; and
  Clawback provisions.

Summary of the Incentive Plan

The following summary of the Incentive Plan is qualified by reference to the full text thereof, which is attached as Annex B to this proxy statement.  The Incentive Plan’s primary purpose is to promote the success of our business by serving as a means to attract and retain qualified personnel, provide additional incentives to employees, directors and consultants, increase participants’ interest in our welfare.

General

The Compensation Committee of our Board administers the Incentive Plan.  In the future, the Board or other committees may be allocated some or all of the Compensation Committee’s duties.  The Compensation Committee

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consists solely of two or more directors who are independent in accordance with Rule 16b-3 under the Securities Exchange Act and, to the extent required, with the Internal Revenue Code, or “Code”.  The Compensation Committee is authorized to:

  interpret the Incentive Plan and all awards;
  establish and amend rules and regulations for the Incentive Plan’s operation;
  select recipients of awards;
  determine the form, amount and other terms and conditions of awards;
  modify or waive restrictions on awards;
  amend awards; and
  grant extensions and accelerate awards.

Our officers and other employees, directors and consultants, in addition to those of our subsidiaries, are eligible to be selected to participate in the Incentive Plan.  Incentive stock options may be granted only to our employees and employees of our subsidiaries in which we own directly or indirectly more than a 50% voting equity interest.  The Compensation Committee has the sole discretion to select participants from among the eligible persons.  As of December 31, 2019, the Company had 11 non-employee directors, 8 officers, approximately 144 employees and consultants or other service providers to the Company who are, in each case, eligible to participate in the Incentive Plan.

Before giving effect to the Plan Amendment, the aggregate number of shares of Common Stock which may be issued under the Incentive Plan with respect to awards may not exceed 19,550,000.  The Plan Amendment would increase this number of shares by 4,800,000 to 24,350,000.  No awards relating to any of these additional shares will be granted unless our stockholders approve the Plan Amendment.  The proposed 24,350,000 share limit (giving effect to the Plan Amendment) is subject to adjustment for certain transactions affecting the Common Stock.  Each share issued pursuant to awards under the Incentive Plan (whether issued prior to or following the date of stockholder approval of the Plan Amendment) will be counted against the share limit as one full share.  If an award is cancelled, forfeited, or expires unexercised, the number of shares of Common Stock under such award will be added back to the shares available for grant under the Incentive Plan.  The number of shares available for grant under the Incentive Plan shall not be increased by (a) any shares not issued or delivered as a result of a net settlement of an award, (b) any shares withheld to pay an exercise price or withholding taxes related to an award, or (c) shares of our Common Stock repurchased on the open market with the proceeds of an option exercise.

No individual may be granted, in any fiscal year, awards under the Incentive Plan covering or relating to an aggregate of more than 3,000,000 shares of our Common Stock and no individual shall receive payment for cash awards made under the Incentive Plan during any fiscal year aggregating in excess of $3,000,000.  In addition, no non-employee director of the Company may be granted, in any fiscal year, cash and non-cash compensation with an aggregate value in excess of $500,000.

The Incentive Plan provides for the grant of:

  stock options, including incentive stock options and nonqualified stock options;
  stock appreciation rights, in tandem with stock options or freestanding;
  restricted stock awards;
  restricted stock unit awards;

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  performance share awards;
  phantom stock awards; and
  cash awards.

The Compensation Committee may grant awards individually, in combination, or in tandem.  The Compensation Committee may also authorize the assumption of awards granted by other entities that are acquired by us or otherwise.

All awards will be evidenced by award agreements, as determined by the Compensation Committee.  The award will be effective on the date of grant unless the Compensation Committee specifies otherwise.

The exercise or measurement price will be at least equal to the fair market value of our Common Stock.  The fair market value generally is determined to be the closing sales price quoted on the NYSE on the day of the grant of the award.

Awards will normally terminate on the earlier of (i) ten years from the date of grant, (ii) 30 days after termination of employment or service for a reason other than death, disability or retirement, (iii) one year after death or (iv) one year (for incentive stock options) or five years (for other awards) after disability or retirement.

Awards are non-transferable except by disposition on death or to certain family members, trusts and other family entities as the Compensation Committee may approve.

Awards may be paid in cash, shares of our Common Stock or a combination, in a lump sum or installments, as determined by the Compensation Committee.

A participant’s breach of the terms of the Incentive Plan or the award agreement will result in a forfeiture of the award.

Options

Options granted under the Incentive Plan may be:

  incentive stock options, as defined in the Code; or
  nonqualified options, which do not qualify for treatment as incentive stock options.

The Compensation Committee selects the recipients of options and sets the terms of the options, including:

  the number of shares for which an option is granted;
  the term of the option; and
  the time(s) when the option can be exercised.

The Compensation Committee determines how an option may be exercised, whether for cash or securities.  The exercise price of an option may not be less than the fair market value of a share of our Common Stock on the grant date, and the option term may be no longer than ten years.  Arrangements may also be made, if permitted by law, for same-day-sale and margin account transactions through FINRA dealers.  The fair market value of Common Stock an employee may purchase during any calendar year by exercise of incentive stock options is limited to $100,000.  No dividends, dividend equivalents or other distributions are payable in respect of options until the options are exercised and settled into shares of our Common Stock.

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An option agreement or the Compensation Committee’s procedures may set forth conditions respecting the exercise of an option.  The Compensation Committee may in its discretion waive any condition respecting the exercise of any option and may accelerate the time at which any option is exercisable.

Stock Appreciation Rights

A stock appreciation right is a grant entitling the participant to receive an amount in cash or shares of Common Stock or a combination thereof, as the Compensation Committee may determine, in an amount equal to the increase in the fair market value between the grant and exercise dates of the shares of Common Stock with respect to which the stock appreciation right is exercised.  The exercise price of a stock appreciation right may not be less than the fair market value of a share of our Common Stock on the grant date, and the term of a stock appreciation right may be no longer than ten years.  Stock appreciation rights may be granted separately or in tandem with the grant of an option.

A stock appreciation right granted in tandem with a nonqualified option may be granted either at or after the time of the grant of the nonqualified option.  A stock appreciation right granted in tandem with an incentive stock option may be granted only at the time of the grant of the incentive stock option.  A stock appreciation right granted in tandem with an option terminates and is no longer exercisable upon the termination or exercise of the related option.  The Compensation Committee may set the terms and conditions of stock appreciation rights, subject to the limitations set forth in the Incentive Plan.  At any time it may accelerate the exercisability of any stock appreciation right and otherwise waive or amend any conditions to the grant of a stock appreciation right.

Restricted Stock

A restricted stock grant entitles the recipient to acquire, at no cost or for a purchase price determined by the Compensation Committee on the date of the grant, shares of our Common Stock subject to such restrictions and conditions as the Compensation Committee may determine at the time of the grant.  The recipient may have all the rights of a stockholder with respect to the restricted stock.  These rights include voting and dividend rights, and they are effective as soon as:

  restricted stock is granted (or upon payment of the purchase price for restricted stock); and
  issuance of the restricted stock is recorded by our transfer agent.

Any restricted shares cease to be restricted stock and will be deemed “vested” after the lapse of all restrictions.  Restrictions lapse, and restricted stock becomes vested, ratably over a specified period of time or upon the participant’s death, disability or retirement, the occurrence of a change in control (in certain circumstances), or other appropriate event as determined by the Compensation Committee.

A participant will have the right to vote the shares of Common Stock, except that unless otherwise provided in an award agreement, the participant will not be entitled to delivery of the Common Stock until all restrictions lapse.

If a participant’s employment or service is terminated for any reason prior to shares of restricted stock becoming vested, we have the right, in the discretion of the Compensation Committee, to:

  repurchase the unvested shares at their purchase price; or
  require forfeiture of those shares if acquired at no cost.

Restricted Stock Unit Awards

A restricted stock unit award is an award denominated in units evidencing the right to receive shares of our Common Stock, subject to vesting or such other terms and conditions as determined by the Compensation Committee.  Prior to vesting, the recipient has no voting or dividend rights with respect to the shares evidenced by a restricted stock unit award, however, the Compensation Committee may award cash dividend equivalents with

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respect to a restricted stock unit award.  Upon vesting or satisfaction of any other conditions established by the Compensation Committee, the recipient of a restricted stock unit award becomes entitled to receive a share of our Common Stock with respect to each restricted stock unit.

Performance Share Awards

The Compensation Committee may grant performance share awards, which are rights to receive shares of our Common Stock or their cash equivalent based on the attainment of pre-established performance goals and such other conditions, restrictions and contingencies as the Compensation Committee may determine.  Performance measures may include future performance by the grantee, us or any subsidiary, division or department.

Payment will be made after the performance period based on the achievement of the performance measures as determined by the Compensation Committee.

Phantom Stock Awards

The Compensation Committee may grant phantom stock awards, which are rights to receive the fair market value of shares of our Common Stock, or the increase in the fair market value, during a period of time.  The award may vest over a period of time specified by the Compensation Committee.  Payment will be made following the prescribed period and may be made in cash, shares of our Common Stock or a combination as the Compensation Committee determines.

Cash Awards

The Compensation Committee may grant cash awards, which are bonuses paid in cash that are based solely upon the attainment of one or more performance goals that have been established by the Compensation Committee.  The terms, conditions and limitations applicable to any cash awards will be determined by the Compensation Committee.

Performance Awards

At the discretion of the Compensation Committee, any of the above-described awards may be designated a performance award.  Cash awards may only be designated as performance awards.  Performance awards will be contingent upon performance measures applicable to a particular period, as established by the Compensation Committee, based upon any one or more of the following:

  revenue or increased revenue;
  net income measures (including, but not limited to, income after capital costs, economic profit and income before or after taxes);
  profit measures (including, but not limited to, gross profit, operating profit, net profit before taxes and adjusted pre-tax profit);
  stock price measures (including, but not limited to, growth measures and total stockholder return);
  price per share of Common Stock;
  market share;
  earnings;
  earnings per share or adjusted earnings per share (actual or growth in);
  earnings before interest, taxes, depreciation and amortization (EBITDA);

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  earnings before interest and taxes (EBIT);
  economic value added (or an equivalent metric);
  market value added;
  debt to equity ratio;
  cash flow measures (including, but not limited to, cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities);
  return measures (including, but not limited to, return on equity, return on assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);
  operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency);
  expense measures (including, but not limited to, overhead costs and general and administrative expense);
  changes in working capital;
  margins;
  stockholder value;
  total stockholder return;
  proceeds from dispositions;
  total market value;
  customer satisfaction or growth;
  employee satisfaction; and
  corporate values measures (including ethics compliance, environmental and safety).

Such performance measures may apply to the grantee, to one or more business units, divisions or subsidiaries of the Company or the applicable sector of the Company, or to the Company as a whole.  Goals may also be based upon performance relative to a peer group of companies.  The Compensation Committee may select other criteria not included in the preceding list, and may modify or waive the performance goals or conditions to the granting or vesting of a performance award.

Provisions Relating to a Change in Control, Death, Disability and Retirement

The Incentive Plan provides certain benefits in the event of a change in control, including accelerated vesting and payment if awards are not assumed, substituted or continued by a successor or as may otherwise be determined by the Compensation Committee.  A change in control is deemed to have occurred if:

  any person acquires beneficial ownership of 25% or more of our voting securities, unless the acquisition was not entered into for the purpose of, and does not have the effect of, changing or influencing the control of, the Company;

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  as a result of, or in connection with, a tender or exchange offer, merger or other business combination, there is a change in the composition of a majority of our Board; or
  we merge or consolidate with, or transfer substantially all of our assets to, another corporation, after which less than 50% of the voting securities of us or the surviving entity outstanding immediately thereafter is owned by our former stockholders; or a tender or exchange offer results in the acquisition of 30% or more of our outstanding voting securities.

However, a change in control would not be deemed to occur if a person that already controls us acquires more of our voting securities.  Upon the occurrence of a change in control in which awards are not honored, assumed, continued, substituted or replaced, or a participant’s death, disability or retirement, all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse, unless the related agreements provide otherwise.

Limitation on Payment of Dividends and Dividend Equivalents

Notwithstanding anything to the contrary, during the period of restriction of shares of restricted stock, and prior to the vesting and settlement of restricted stock unit awards and performance share awards, all dividends and dividend equivalents or other distributions paid with respect to such awards will be retained by the Company.  Such dividends and dividend equivalents or other distributions will revert to the Company if the awards revert to the Company or are not settled into shares of our Common Stock.  Upon the expiration of the period of restriction or upon settlement, all such dividends and dividend equivalents or other distributions made on such awards and retained by the Company will be paid, without interest, to the relevant participant.  No dividends, dividend equivalents or other distributions are payable in respect of options, stock appreciation rights or phantom stock awards until the options are exercised and settled into shares of our Common Stock.

Other Modifications

In the event of specified changes in our capital structure, the Compensation Committee will have the power to adjust the number and kind of shares authorized by the Incentive Plan (including any limitations on individual awards) and the number, option price or kinds of shares covered by outstanding awards.  The Compensation Committee will also have the power to make other appropriate adjustments to awards under the Incentive Plan.

No Repricing of Options or Stock Appreciation Rights

Outstanding options and stock appreciation rights may not be amended to reduce their exercise price, or cancelled in exchange for cash or other awards with an exercise price that is less than the exercise price of the original options or stock appreciation rights, or otherwise be subject to any action that would be treated as a repricing, without stockholder approval.

Awards Subject to Clawback Policy

Awards under the Incentive Plan are subject to the Company’s Clawback Policy and any successor policy that the Company may adopt in the future.  As such, they may be subject to the requirement that the awards be repaid to the Company after they have been distributed to the participant.  See “Compensation Discussion & Analysis — Compensation Philosophy and Objectives of Cornerstone’s Compensation Program.”

Federal Income Tax Consequences

The Code provides that a participant receiving a nonqualified option ordinarily does not realize taxable income upon the grant of the option.  A participant does, however, realize compensation income taxed at ordinary income tax rates upon the exercise of a nonqualified option to the extent that the fair market value of the Common Stock on the date of exercise exceeds the option price.  Subject to the discussion under “— Certain Tax Code Limitations on Deductibility” below, we are entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant.  When the participant sells the shares acquired pursuant to a

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nonqualified option, any gain or loss will be capital gain or loss.  This assumes that the shares represent a capital asset in the participant’s hands, although there will be no tax consequences for us.

The grant of an incentive stock option does not result in taxable income to a participant.  The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Code.  However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the participant.  In addition, if the participant does not dispose of the Common Stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the Common Stock will be a long-term capital gain or loss.  This assumes that the shares represent a capital asset in the participant’s hands.

The statutory holding period lasts until the later of:

  two years from the date the option is granted; or
  one year from the date the Common Stock is transferred to the participant pursuant to the exercise of the option.

If the employment and statutory holding period requirements are satisfied, we may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the Common Stock received upon exercise.  If these requirements are not satisfied (a “disqualifying disposition”), the amount of ordinary income taxable to the participant is the lesser of:

  the fair market value of the Common Stock on the date of exercise minus the option price; or
  the amount realized on disposition minus the option price.

Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the participant’s hands.  Subject to the discussion under “Certain Tax Code Limitations on Deductibility” below, in the case of a disqualifying disposition, we are entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant.

The exercise of an option through the exchange of previously acquired stock will generally be treated as a non-taxable like-kind exchange as to the number of shares given up and the identical number of shares received under the option.  That number of shares will take the same tax basis and, for capital gain purposes, the same holding period as the shares that are given up.  The value of the shares received upon such an exchange which are in excess of the number given up will be taxed to the participant at the time of the exercise as ordinary income, taxed as compensation.  The excess shares will have a new holding period for capital gains purposes and a tax basis equal to the value of such shares determined at the time of exercise.  If the tendered shares were acquired through the prior exercise of an incentive stock option and do not satisfy the statutory two-year and one-year holding periods (“disqualified shares”), then the tender will result in compensation income to the optionee taxed as ordinary income equal to the excess of the fair market value of the disqualified shares, determined when the prior incentive stock option was exercised, over the exercise price of the disqualified shares.  The optionee will increase his tax basis in the number of shares received on exercise equal to the number of shares of disqualified shares tendered by the amount of compensation income recognized by the optionee with respect to the disqualified shares.  Generally, the federal income tax consequences to the optionee are similar to those described above relating to the exercise of an option through the exchange of non-disqualified shares.

If an optionee exercises an option through the cashless exercise method by authorizing a broker designated by Cornerstone to sell a specified number of the shares to be acquired through the option exercise having a market value equal to the sum of the option exercise plus any transaction costs (the “cashless shares”), the optionee should be treated as constructively receiving the full amount of option shares, followed immediately by a sale of the cashless shares by the optionee.  In the case of an incentive stock option, the cashless exercise method would result in the cashless shares becoming disqualified shares and taxed in a manner described above for disqualified shares.

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In the case of a nonqualified option, the cashless exercise method would result in compensation income to the optionee with respect to both the cashless shares and remaining option shares as discussed above relating to nonqualified options.  Since the optionee’s tax basis in the cashless shares that are deemed received and simultaneously sold on exercise of the option is equal to the sum of the exercise price and the compensation to the optionee, no additional gain should be recognized by the optionee upon the deemed sale of the cashless shares.

Under Section 83(b) of the Code, an employee may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the employee.  In this event, any subsequent change in the value of the shares will be recognized for tax purposes as capital gain or loss upon disposition of the shares, assuming that the shares represent a capital asset in the hands of the employee.  An employee makes a Section 83(b) election by filing the election with the IRS no later than 30 days after the restricted stock is transferred to the employee.  If a Section 83 (b) election is properly made, the employee will not be entitled to any loss deduction if the shares with respect to which a Section 83(b) election was made are later forfeited.  Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted stock award until the shares are no longer subject to the restrictions or the risk of forfeiture.  When either the restrictions or the risk of forfeiture lapses, the employee will recognize ordinary income, taxable as compensation, in an amount equal to the excess of the fair market value of the Common Stock on the date of lapse over the amount paid, if any, by the employee for the stock.

Generally, an employee will not recognize any taxable income upon the grant of stock appreciation rights, performance shares, RSUs, phantom stock or a cash award.  At the time the employee receives the payment for the stock appreciation right, performance shares, RSUs, phantom stock or cash award, the fair market value of shares of Common Stock or the amount of any cash received in payment for such awards generally is taxable to the employee as ordinary income.

Subject to the discussion under “Certain Tax Code Limitations on Deductibility” below, we or one of our subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the Incentive Plan.

The exercisability of an option or a stock appreciation right, the payment of performance share or phantom stock awards or the elimination of restrictions on restricted stock, may be accelerated, and special cash settlement rights may be triggered and exercised, as a result of a change in control.  If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be a parachute payment, discussed under “Golden Parachute Tax and Code Section 280G” below.  This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Code.  We will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

Certain Tax Code Limitations on Deductibility

Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount that a public company may deduct each year for compensation paid to “covered employees,” which includes compensation under the Incentive Plan.  Please see “Compensation Discussion & Analysis — Deductibility of Compensation” for more information regarding Section 162(m) of the Code.

Golden Parachute Tax and Code Section 280G

The Incentive Plan may, in certain circumstances, provide for immediate vesting of all then outstanding unvested awards upon a change in control.  If the vesting of the award is accelerated as the result of a change in control, all or a portion of the value of the award at that time might be a “parachute payment” under Section 280G of the Code for certain employees.  Section 280G of the Code generally provides that if compensation received by the grantee that is contingent on a change in control equals or exceeds three times the grantee’s average annual compensation for the five taxable years preceding the change in control (a “parachute payment”), the Company will not be entitled to a deduction, and the recipient will be subject to a 20% excise tax with respect to that portion of the parachute payment in excess of the grantee’s average annual compensation.  Section 280G of the Code generally applies to employees or other individuals who perform services for the Company if, within the 12-month period

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preceding the change in control, the individual is an officer of the Company, a stockholder owning more than 1% of the stock of the Company, or a member of the group consisting of the lesser of the highest paid 1% of the employees of the Company or the highest paid 250 employees of the Company.

Additional Medicare Tax

An employee will also be subject to a 3.8% tax on the lesser of (i) the recipient’s “net investment income” for the relevant taxable year and (ii) the excess of the recipient’s modified adjusted gross income for the taxable year over a certain threshold (between $125,000 and $250,000, depending on the recipient’s circumstances).  The recipient’s net investment income generally includes net gains from the disposition of shares.  Employees are urged to consult their tax advisors regarding the applicability of this Medicare tax to their income and gains in respect of their investment in the shares.

Code Section 409A

The Incentive Plan permits the grant of various types of incentive awards that may or may not be exempt from Section 409A of the Code.  If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the award could be subject to tax at an earlier time than described above and could be subject to additional taxes and penalties.  We intend that awards under the Incentive Plan either be exempt from, or satisfy the requirements of, Section 409A and the Incentive Plan is intended to be administered and interpreted in accordance with Section 409A.

THE ABOVE SUMMARY OF THE EXPECTED EFFECT OF THE FEDERAL INCOME TAX UPON PARTICIPANTS IN THE INCENTIVE PLAN IS NOT COMPLETE, AND WE RECOMMEND THAT THE PARTICIPANTS CONSULT THEIR OWN TAX ADVISORS FOR COUNSELING.  MOREOVER, THE ABOVE SUMMARY IS BASED UPON CURRENT FEDERAL INCOME TAX LAWS, WHICH ARE SUBJECT TO CHANGE.  THE TAX TREATMENT UNDER FOREIGN, STATE OR LOCAL LAW IS NOT COVERED IN THE ABOVE SUMMARY.

New Plan Benefits

Awards under the Incentive Plan, as amended by Plan Amendment, will remain subject to the Compensation Committee’s discretion.  As a result, we cannot determine the number or type of awards that will be granted to any participant under the Incentive Plan for the 2020 fiscal year or in subsequent fiscal years.  As described further below under Compensation Discussion & Analysis — Long-Term Incentive Compensation —Long-Term Incentive Awards Granted to NEOs in 2019, as a result of the Merger and the Fiscal Year Change, our Named Executive Officers did not receive an annual grant of long-term incentive awards during Fiscal 2019.  The stock options, RSUs and PSUs granted under the Incentive Plan for our 2018 fiscal year and the Transition Period, which would not have changed if the Plan Amendment had been in place during those time periods, were as follows:

Name and Position	Dollar Value ($)(1)	Number of Shares Under Awards
James S. Metcalf	6,762,461	549,250
Shawn K. Poe	3,320,714	273,085
Donald R. Riley	6,798,367	482,709
Katy K. Theroux	3,152,690	242,084
John L. Buckley	4,045,292	332,672
Current executive officers as a group	32,099,617	2,522,164
Current non-employee directors as a group	1,764,976	123,878
Employees and other service providers (other than executive officers) as a group	48,187,462	3,726,102

(1)   Dollar value reflects the gross number of stock options, RSUs and PSUs granted by the Company, multiplied by the closing price per share of our Common Stock on the applicable grant date.  PSUs are based on assumed target performance.  The amounts reported in the “Option Awards” column reflect the aggregate grant date fair value of the option awards, computed in accordance with FASB ASC Topic 718.  See Note 7 of the consolidated

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financial statements in Cornerstone’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for additional detail regarding assumptions underlying the valuation of equity awards of options.

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EQUITY COMPENSATION PLAN INFORMATION

The following sets forth information relating to our equity compensation plans as of December 31, 2019:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,089,444 (1)	$ 10.40	9,256,894
Equity compensation plans not approved by security holders	2,289,295 (2)	$ 12.16	—
Total	5,378,739 (3)	$ 11.22	9,256,894

(1)   Includes 1,520,607 shares subject to outstanding stock options, 1,189,443 shares subject to outstanding RSUs and 379,394 shares subject to outstanding PSUs based on assumed target performance.

(2)   Represents 1,327,653 shares subject to outstanding stock options, 629,745 shares subject to outstanding RSUs and 331,897 shares  subject to outstanding PSUs based on assumed target performance granted to legacy Ply Gem employees as Founders Awards in November 2018. The Founders Awards granted to legacy Ply Gem employees are “employment inducement awards” as described in the employment inducement exemption to New York Stock Exchange Rule 303A.08 (see “Compensation Discussion & Analysis — Long-Term Incentive Compensation — Long-Term Incentive Awards Granted in Fiscal 2018 to NEOs — Founders Awards”).

(3)    The weighted average remaining contractual life of outstanding options is 8.7 years.

Vote Required

In accordance with NYSE rules, approval of Proposal 4 requires the affirmative vote of a majority of the votes cast on the proposal provided that the total votes cast on the proposal represent over 50% of the stock entitled to vote on the proposal.  Abstentions have the same effect as a vote against this proposal.  Broker non-votes could impair our ability to satisfy the NYSE requirement that the total votes cast on this proposal represent over 50% of the stock entitled to vote on this proposal.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT THE AMENDMENT TO THE INCENTIVE PLAN.

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MANAGEMENT

Our current executive officers are as follows:

Name	Position
James S. Metcalf	Chairman and Chief Executive Officer
Brian P. Boyle	Senior Vice President, Chief Accounting Officer and Treasurer
John L. Buckley	President, Siding Business Unit — Residential
Jeffrey S. Lee	Executive Vice President, Chief Financial Officer
Todd R. Moore	Executive Vice President, Chief Legal, Risk & Compliance Officer and Corporate Secretary
Arthur W. Steinhafel	President, U.S. Windows Business Unit — Residential
Katy K. Theroux	Executive Vice President, Chief Human Resources Officer

Information concerning the business experience of Mr. James S. Metcalf is provided under the section titled “Proposal 1: Election of Directors.”

Brian P. Boyle, age 47, has served as Senior Vice President, Chief Accounting Officer and Treasurer since November 16, 2018.  Mr. Boyle was Ply Gem Industries, Inc.’s Chief Accounting Officer and Treasurer from 2016 until November 16, 2018.  Prior to this role, Mr. Boyle served as Ply Gem’s Corporate Controller from 2008 to 2016 participating in Ply Gem’s initial public offering process in 2013.  Prior to joining Ply Gem, Mr. Boyle was a senior manager in the audit practice with PricewaterhouseCoopers LLP in Raleigh, NC working predominantly with manufacturing clients.  Mr. Boyle graduated from the University of North Carolina-Chapel Hill in 1995 with a BSBA and a Master of Accounting.

John L. Buckley, age 54, has served as our President, Siding Business Unit — Residential (formerly known as the Siding Division) since November 16, 2018.  Prior to that, Mr. Buckley served as Ply Gem Industries, Inc.’s President of Siding, Fencing and Stone group from 2012 until November 16, 2018.  Mr. Buckley joined Ply Gem in 1999, and prior to his appointment as President of the Siding, Fencing and Stone group he had served as Senior Vice President of Sales for Ply Gem’s siding and accessories subsidiaries.  Prior to joining Ply Gem, Mr. Buckley worked for CertainTeed from 1991 to 1999, holding a variety of sales management positions.  Mr. Buckley currently serves as the Chairman of the VSI Board of Directors and Chairman of the VSI Steering Committee and Primary Marketing Committee.  Mr. Buckley received a BA in communications from the University of Michigan in 1986, and a MSA from Madonna University in 1991.

Jeffrey S. Lee, age 51, has served as Executive Vice President, Chief Financial Officer since June 17, 2019.  Mr. Lee was employed by Wilsonart International Holdings LLC (“Wilsonart”) from 2014 to 2019, where he served as Vice President and Chief Financial Officer and was responsible for the accounting and finance functions as well as providing overall financial guidance and support for the company.  Prior to joining Wilsonart, Mr. Lee served as Senior Vice President, Chief Financial Officer for Contech LLC from 2007 to 2014 and was responsible for the accounting, finance and information technology functions.  Mr. Lee has a B.S. from University of Utah in Accounting and an M.B.A. from Duke Fuqua School of Business.

Todd R. Moore, age 59, has served as our Executive Vice President, Chief Legal, Risk & Compliance Officer and Corporate Secretary since May 2017.  Mr. Moore served as our Executive Vice President and General Counsel from December 2007 to May 2017, and as our Vice President and General Counsel from March 2003 to December 2007.  Mr. Moore has served as a Vice President and General Counsel of all Cornerstone divisions since January 1999 and as our Corporate Secretary since March 2005.  Before joining Cornerstone in January 1999, Mr. Moore was a partner in the Trial Section of Gardere Wynne Sewell LLP, a law firm based in Texas.  Mr. Moore has a B.A. in Political Science from Southern Methodist University and a J.D.  from the University of Tulsa College of Law.  He is licensed to practice law in the State of Texas.

Arthur W. Steinhafel, age 50, has served as President, U.S. Windows Business Unit — Residential (formerly known as the U.S. Windows Division) since November 16, 2018.  Prior to that, Mr. Steinhafel served as Ply Gem

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Industries, Inc.’s President of U.S. Windows and Doors group from 2013 to November 15, 2018.  Mr. Steinhafel joined Ply Gem in 2010, and prior to his appointment to President of the Ply Gem’s U.S. Window and Door group had served as Senior Vice President of Sales for Ply Gem’s U.S. Window and Door group.  Prior to joining Ply Gem, Mr. Steinhafel worked for Atrium Windows from 2008 to 2010 as President of the Central Region and for Peachtree Window Companies in various capacities from 1999 to 2007.  Mr. Steinhafel received a BS in Industrial Technology from the University of Wisconsin-Stout in 1992.

Katy K. Theroux, age 51, has served as our Executive Vice President, Chief Human Resources Officer since November 2018.  Ms. Theroux served as our Executive Vice President, Corporate Marketing and Chief Human Resources Officer from July 2017 to November 2018, and as our Vice President, Chief Human Resources officer from September 2014 to June 2017.  Before joining Cornerstone, Ms. Theroux was employed by 1WORLDSYNC, where she served as Chief Marketing and Administrative Officer from 2012 to 2013, and was responsible for the integration of two multinational technology services companies.  Prior to joining 1WORLDSYNC, Ms. Theroux served as Senior Vice President, Customer Engagement & Solutions for its parent, GS1 US and 1SYNC from 2007 to 2012, and was responsible for customer support, marketing, human resources and facilities shared services for all operating units.  Ms. Theroux also served as its Chief Human Resources Officer from 2006 to 2012.  Ms. Theroux served as Chairman of the Board of Peirce College until June 2015.  Ms. Theroux has a B.S. from Syracuse University and an M.B.A. from Saint Peter’s University.

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COMPENSATION DISCUSSION & ANALYSIS

Introduction

This Compensation Discussion & Analysis (“CD&A”) provides information regarding Cornerstone’s compensation programs for our Chief Executive Officer (“CEO”), our Chief Financial Officer (“CFO”), our former CFO, and our three other most highly compensated executive officers during fiscal year ended December 31, 2019 (“Fiscal 2019”).

Throughout this discussion, the following individuals are referred to collectively as the “Named Executive Officers” or “NEOs” and are included in the Summary Compensation Table that follows this discussion:

  James S. Metcalf, Chairman and Chief Executive Officer;
  Jeffrey S. Lee, Executive Vice President, Chief Financial Officer;
  Shawn K. Poe, Former Chief Financial Officer;
  Donald R. Riley, former Chief Executive Officer, Commercial Business Unit and Head of Supply Chain & Technology;
  Katy K. Theroux, Executive Vice President, Chief Human Resources Officer; and
  John L. Buckley, President, Siding Business Unit — Residential

Summary of Compensation Matters for Fiscal 2019

This CD&A describes our Named Executive Officers’ compensation during Fiscal 2019.  During Fiscal 2019, the following events occurred:

  The Company granted equity awards to certain key employees considered critical to the success of the combined company, including certain of our NEOs, which consisted of options, RSUs and PSUs.  See “Executive Compensation” — Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table — Fiscal 2019.”
  Mr. Poe resigned as the Company’s CFO, effective as of May 31, 2019.  On June 3, 2019, the Company appointed Mr. Lee as its Executive Vice President and Chief Financial Officer, effective June 17, 2019.  In connection with this appointment, the Company entered into an employment agreement with Mr. Lee.  For a description of the material terms of the employment agreement and for a discussion of enhanced severance benefits upon a termination in connection with a change in control of the Company, see “Compensation Discussion & Analysis — Other Compensation — Termination and Change in Control Agreements.”

On February 10, 2020, following the end of Fiscal 2019, Donald R. Riley ceased to serve as Chief Executive Officer of the Commercial Business Unit and Head of Supply Chain and Technology of the Company.  Both positions were eliminated consistent with the previously announced merger integration synergies and cost reduction initiatives implemented in connection with the merger between NCI Building Systems, Inc. and Ply Gem Parent, LLC (“Ply Gem”) which was consummated on November 16, 2018 (the “Merger”), resulting in the formation of the Company as it is presently constituted.

At our most recent shareholder advisory vote on executive compensation at our 2019 Annual Meeting, more than 99% of the votes cast on the advisory “say-on-pay” resolution were voted in favor of the compensation philosophy, policies and procedures and the compensation of the NEOs as disclosed in our 2019 proxy statement.  The Compensation Committee viewed the result of this advisory vote as strongly supportive of our pay-for-performance philosophy.  Our Compensation Committee continually evaluates Cornerstone’s compensation

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practices so as to best align the interests of our senior executives and our stockholders and will continue to do so such that they remain aligned with our compensation objectives.  Our Board, Compensation Committee and management team all value the opinions of our stockholders and are committed to considering their opinions in making these important decisions.  In light of these results, the Compensation Committee maintained many of our existing executive compensation programs during Fiscal 2019, and made such changes to the long-term incentive compensation program that the Compensation Committee determined were necessary to align the goals of the Company’s management team and continue to provide a unified incentive structure following the Merger.  See “Compensation Discussion & Analysis — Long-Term Incentive Compensation.”

The compensation decisions described in this proxy statement were generally made prior to the global outbreak of COVID-19 and the resulting disruptions to markets in which the Company operates.  The Compensation Committee expects to monitor the impact of the pandemic on our industry and the Company, and will continue to review and consider the Company’s compensation arrangements, including any such changes that it determines to be advisable as a result of COVID-19 and its impact on our business.

Compensation Philosophy and Objectives of Cornerstone’s Compensation Program

Our executive compensation philosophy remains that executive pay should be linked to the performance of Cornerstone and the individual executives.  Our Compensation Committee has established the following objectives for our executive compensation programs:

  attract, retain and motivate exceptional executives;
  reward performance measured against established goals;
  provide incentives for future performance; and
  align executives’ long-term interests with the interests of our stockholders.

In support of these goals, we designed our compensation programs to reward excellent short-term performance and to encourage executives’ commitment to Cornerstone’s long-term, strategic business goals.  Long-term incentives balance the emphasis on long-term versus short-term business objectives and reinforce that one should not be achieved at the expense of the other.  We believe that long-term incentive compensation helps to further Cornerstone’s compensation objectives, including the retention of high-performing, experienced executives whose interests are strongly aligned with the interests of stockholders.  Further, a multi-year vesting period for grants of restricted stock or RSUs, stock options and PSUs helps to ensure that the value received by executives depends on the strong financial and stock price performance of Cornerstone over time.  We balance short- and long-term compensation through salary and performance bonuses, and the grant of restricted stock or RSUs, stock options, and PSUs, respectively.  Our goal is to increase the proportion of long-term compensation as an executive’s responsibility and accountability for Company results increases.

Cornerstone has a clawback policy (the “Clawback Policy”) designed to better align our compensation practices with our stockholders’ interests by providing a mechanism to recover incentive compensation that is based on inaccurate financial information.  Our Clawback Policy, which covers all current and former executive officers (including the NEOs), allows for recovery of cash, equity or other incentive compensation in the event Cornerstone is required to prepare a material financial restatement due to noncompliance with any financial reporting requirement under the U.S. securities laws, where the noncompliance is the result of misconduct.  The Clawback Policy applies to all incentive compensation that is earned or vested after the date the policy was adopted (regardless of when granted) and which is determined in whole or in part based on application of performance measures.  Upon a determination that the Clawback Policy will be applied, the Board may recover up to the excess of the amount of the compensation actually received by a covered officer over the amount that would have been received if the restatement had not occurred, for the three completed fiscal years preceding the fiscal year in which the Board determines the restatement is necessary.  The Board, with input from the Compensation Committee and the Audit Committee, has sole discretion to determine whether and how to apply the Clawback Policy.  In determining whether to recover compensation, the Board may take into account any and all factors that it determines to be

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appropriate and relevant under the circumstances, including the likelihood and costs of recovery, compliance with applicable law, the ability of the executive officer to repay such amount, the tax consequences of the original payment and/or the recoupment to the executive officer (including whether recoupment shall be on a pre-tax or post-tax basis), and any other potentially adverse consequences for the Company or the executive officer arising from seeking enforcement of the policy.

To further align the interests of our senior management team with those of our stockholders, we have also implemented stock ownership guidelines under which each of our NEOs is expected to acquire and hold a number of shares of our common stock having a value equal to a multiple of his or her annual salary.  See “Compensation Discussion & Analysis — Stock Ownership Guidelines.”

We also have an “anti-hedging” policy, which prohibits our executive officers and non-employee directors from engaging in transactions designed to hedge the economic risks associated with ownership of Company securities, and from pledging Company securities as collateral for loans.  For purposes of this policy, securities held by CD&R, LLC and its affiliated investment funds are not considered to be owned or held by a non-employee director who is affiliated with CD&R, LLC.

Determination and Administration of Compensation Programs and Amounts

Decisions regarding executive compensation are based primarily on the assessment by the Compensation Committee of each Named Executive Officer’s leadership and operational performance, and potential to enhance long-term value to Cornerstone’s stockholders.  Since February 2015, the Compensation Committee has retained a compensation consultant, Frederic W. Cook & Co. (“FW Cook”), to assist it in its comprehensive review of Cornerstone’s executive compensation program.  During Fiscal 2019, FW Cook continued to advise the Compensation Committee regarding compensation packages for new hires and promotions and other governance related matters, as well as our director compensation arrangements (see “Executive Compensation — Compensation of Directors”).  The Compensation Committee also relies on its judgment, prior experience, and the judgment of our CEO, Mr. Metcalf, about each individual Named Executive Officer in determining the amount and combination of compensation elements and whether each payment or award appropriately encourages and rewards performance.  Key factors considered by the Compensation Committee in this regard include:

  actual performance compared to pre-established financial, operational and strategic goals for Cornerstone and the Named Executive Officer’s reporting unit;
  the nature, scope and level of the Named Executive Officer’s responsibilities;
  individual contribution to Cornerstone’s financial results, particularly with respect to key measures such as cash flow, revenue, earnings and return on assets (“ROA”);
  effectiveness in leading our initiatives to enhance quality and value provided to customers; and
  individual contribution to a culture of honesty, integrity and compliance with our Code of Business Conduct and Ethics and applicable laws.

The Compensation Committee also considered each Named Executive Officer’s current salary and prior-year bonus, if any, the appropriate balance between incentives for long-term and short-term performance, and internal “pay equity” — in other words, the relative differences in compensation among the executive officers.

Role of Management and Independent Advisors

The Compensation Committee meets regularly in separate executive sessions without management personnel present and also requests periodically that our officers or employees attend meetings.  During Fiscal 2019, Mr. Metcalf and other senior executives attended certain Compensation Committee meetings at the committee’s request to advise the committee regarding our performance and to recommend proposed modifications to our compensation and benefits.  Our management, under the leadership of our CEO, plays an important role in

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establishing and maintaining our Named Executive Officer compensation programs.  Management’s role includes recommending plans and programs to the Compensation Committee, implementing the Compensation Committee’s decisions regarding the plans and programs and assisting and administering plans in support of the Compensation Committee.  The Compensation Committee also relied to a certain extent on Mr. Metcalf’s evaluations of other Named Executive Officers whose day-to-day performance was not as visible to the committee as it was to Mr. Metcalf.

The Compensation Committee’s charter provides that it may retain advisors, including compensation consultants, in its sole discretion.  The Compensation Committee has assessed the independence of FW Cook pursuant to SEC and NYSE rules and has determined that FW Cook does not have any economic interest or other relationship that would create a conflict with its services to the Compensation Committee.

In assessing compensation elements and making compensation decisions for our executive officers, our Compensation Committee considers the executive compensation practices of a peer group of companies of similar size to the Company in related industries.  As disclosed in the Transition Period CD&A, our Compensation Committee substantially updated the compensation peer group in November 2018 with the assistance of FW Cook in order to reflect changes to the Company’s size, projected revenue and scope of business resulting from the Merger.  The following peer group was used in making compensation decisions for our NEOs during Fiscal 2019:

A. O. Smith Corporation	HD Supply Holdings, Inc.	Universal Forest Products, Inc.
Beacon Roofing Supply, Inc.	JELD-WEN Holding, Inc.	Valmont Industries, Inc.
BMC Stock Holdings, Inc.	Lennox International, Inc.	Vulcan Materials Company
Builders FirstSource, Inc.	Martin Marietta Materials, Inc.	WESCO International, Inc.
EMCOR Group, Inc.	Masco Corporation
Fortune Brands Home & Security, Inc.	Owens Corning

Following the Merger, the Company fell near the median of the peer group in terms of size, projected revenue, operating income, and net income, and below the twenty-fifth percentile in terms of market capitalization.

Based on (1) FW Cook’s Fiscal 2019 report, (2) discussions with and recommendations by Mr. Metcalf during Fiscal 2019 and (3) our pay-for-performance policies, the Compensation Committee determined to largely maintain our existing executive on programs during Fiscal 2019.  However, as a result of the Merger and the Fiscal Year Change, our Named Executive Officers did not receive an annual grant of long-term incentive awards during Fiscal 2019 (see “Compensation Discussion & Analysis — Long-Term Incentive Compensation —Long-Term Incentive Awards Granted to NEOs in 2019).

In addition, our Compensation Committee has reviewed our compensation policies as generally applicable to our employees and believes that our policies do not encourage excessive and unnecessary risk-taking.  See “Corporate Governance––Risk Analysis of Our Compensation Plans.”

Elements of Executive Compensation

The principal elements of compensation provided to our NEOs consist of a base salary supplemented with the opportunity to earn a bonus under Cornerstone’s annual cash bonus program (the “Bonus Program”) and long-term incentive compensation under the Cornerstone Building Brands, Inc. 2003 Long-Term Stock Incentive Plan, as Amended and Restated effective January 27, 2018 and further amended effective April 10, 2019 (the “Incentive Plan”).

Base Salary

The Compensation Committee annually reviews base salaries and makes adjustments in light of competitive data regarding a peer group of companies as well as a Named Executive Officer’s responsibilities, experience and performance levels relative to other executives and the potential for making significant contributions in the future, to

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ensure that salary levels remain appropriate and competitive.  Because the rate of any increase in base salary levels helps to provide incentives for continuous improvement in individual performance, we view individual factors as more significant than overall company performance in a particular year when determining base salary levels.  Base salary also provides the foundation for calculating other benefits such as annual cash bonus and discretionary and restoration matching under the Deferred Compensation Plan and 401(k) plan so the executive’s individual performance has a significant impact on both salary and the benefits derived from salary.

As described in the Transition Period CD&A, certain of our NEOs received increases in base salary during the Transition Period based on a review of market data provided by FW Cook and in light of increased responsibilities resulting from the Merger.  None of our NEOs received an increase in base salary during Fiscal 2019.

Named Executive Officer	Fiscal 2019 Base Salary(1)
James S. Metcalf	$1,100,000
Jeffrey S. Lee	$560,000	(2)
Shawn K. Poe	$525,000
Donald R. Riley	$900,000
Katy K. Theroux	$450,000
John L. Buckley	$500,000

(1)        Reflects annual rate of base salary.

(2)        In February 2020, the Compensation Committee approved an increase in Mr. Lee’s base salary to $600,000 for Fiscal 2020.  As of the date hereof, no other NEO has received a salary increase in Fiscal 2020.

Annual Bonus

Short-term annual cash incentive compensation is provided through our Bonus Program, under which annual cash bonuses may be paid to executives to reward their contributions to our business during the year.  In Fiscal 2014, our stockholders approved our Senior Executive Bonus Plan, which continues to remain in effect.

Except with respect to Mr. Buckley, the Company’s Adjusted EBITDA was the sole performance criterion on which annual bonuses for our NEOs were based for Fiscal 2019.  Mr. Buckley’s performance criteria were based 50% on the Adjusted EBITDA for the Company and 50% on Adjusted EBITDA for the Siding business unit.  Our Compensation Committee believes that EBITDA is the most important driver of value and that having EBITDA performance criteria creates a strong link between individual contribution and Company performance. For these purposes, “Adjusted EBITDA” excludes restructuring and impairment charges, strategic development and acquisition related costs, loss or gain on disposition of business, acceleration of CEO retirement benefits, gain on insurance recovery, non-cash gain on foreign currency transactions, loss on extinguishment of debt, non-cash charges of purchase price allocation to inventory, customer inventory buybacks, and share-based compensation.

In Fiscal 2019, each NEO was assigned a target annual bonus equal to a percentage of his or her base salary, as set forth in the table below. The target annual bonus was equal to 135% of base salary for Mr. Metcalf, 100% of base salary for Mr. Riley, 80% of base salary for Mr. Lee (subject to a minimum payment of $400,000 for 2019, pursuant to the terms of his employment agreement) and 75% of base salary for all other Named Executive Officers. See “Executive Compensation — Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table — Employment Agreements.”

As described in our 2019 proxy statement, as a result of the Merger and the Fiscal Year Change, our Named Executive Officers (other than former Ply Gem executives, including Mr. Buckley and Mr. Poe) did not receive an annual bonus payment during 2019 in respect of the Transition Period. Instead, cash bonuses for the Transition Period were included in our Fiscal 2019 annual bonus program with amounts determined based on our Fiscal 2019 bonus criteria, and the amounts payable were determined and paid to these participants in 2020 at the same time as the Fiscal 2019 bonuses were paid.

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Named Executive Officer	Fiscal 2019 Base Salary	Fiscal 2019 Target Bonus	Transition Period Target Bonus
James S. Metcalf	$1,100,000	$1,485,000	$212,143
Jeffrey S. Lee	$560,000	$448,000	$—
Shawn K. Poe	$525,000	$393,750	$—
Donald R. Riley	$900,000	$900,000	$150,043
Katy K. Theroux	$450,000	$337,500	$48,214
John L. Buckley	$500,000	$375,000	$—

 Under the Fiscal 2019 Bonus Program, in order for any bonuses to be paid, Adjusted EBITDA must equal or exceed 85% of the performance goal set by our Compensation Committee. For performance above this 85% threshold, payments under the Bonus Program are made as follows:

•	If Adjusted EBITDA equals 75% of the performance goal, 45% of the target annual bonus will be paid to each NEO.

•	If Adjusted EBITDA equals 100% of the performance goal, 100% of the target annual bonus will be paid to each NEO.

•

If Adjusted EBITDA equals 125% of the performance goal, 200% of the target annual bonus will be paid to each NEO (which 200% amount is also the maximum bonus level that may be paid under the Bonus Program).

Adjusted EBITDA performance between these three levels is determined by linear interpolation. Total annual bonuses for all employees, including non-management employees, may not exceed 15% of Cornerstone’s adjusted pre-tax profit for Fiscal 2019, calculated in accordance with the Bonus Program, before accrual for bonuses and before share-based compensation expense under the Incentive Plan, and may also not exceed the maximum amounts payable under the Senior Executive Bonus Plan.

For Fiscal 2019, Cornerstone achieved Adjusted EBITDA of $583.6 million against target Adjusted EBITDA of $664.8 million.  This achievement level corresponded to a bonus payout at 55% of target bonus levels for Mr. Metcalf, Mr. Lee, Mr., Riley, and Ms. Theroux.  Mr. Lee’s bonus was subject to proration for the portion of Fiscal 2019 during which he was employed by the Company, but was further adjusted to the minimum payment of $400,000 for Fiscal 2019 pursuant to the terms of his employment agreement.  The Siding Business Unit achieved an Adjusted EBITDA of $184.2 million against a target of $184.0 million, which, combined with Company Adjusted EBITDA performance, resulted in a bonus payout at 78% of target for Mr. Buckley.

The Compensation Committee did not exercise any discretion to increase or decrease these payout levels, resulting in the bonuses shown in the following table.

Named Executive Officer	Fiscal 2019 Bonus Earned	Transition Period Bonus Earned
James S. Metcalf	$820,041	$136,673
Jeffrey S. Lee(1)	$400,000	$—
Shawn K. Poe	$—	$—
Donald R. Riley	$527,101	$87,850
Katy K. Theroux	$186,373	$31,062
John L. Buckley	$300,375	$—

(1)    In February 2020, the Company approved an increase in Mr. Lee’s bonus target from 80% to 90% of base salary.  No other NEO has received an increase to target bonus percentage during 2020.

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In March 2020, the Company approved changes to the performance metrics and achievement and payout ranges for its Fiscal 2020 Bonus Program.  In Fiscal 2020, the performance criteria for annual bonuses for our NEOs who hold executive-level positions will be based 80% on the Company’s Adjusted EBITDA and 20% on the Company’s working capital.  The performance criteria for NEOs who are business unit presidents will be based 40% on the Company’s Adjusted EBITDA, 40% on the business unit’s Adjusted EBITDA and 20% on business unit working capital.  The payout for threshold levels of achievement will be reduced from 50% (which was the payout for threshold levels of achievement under the Fiscal 2019 Bonus Program) to 45%, while the payout for maximum achievement remains at 200%.  Our Company believes that these changes will keep employees focused on the most important performance measures and gain trust in the Company’s compensation practices.

Under the Fiscal 2020 Bonus Program, in order for any bonuses to be paid, Adjusted EBITDA must equal or exceed the greater of the prior year Adjusted EBITDA and be at least 85% of the target Adjusted EBITDA.  In addition, if the Adjusted EBITDA target is not met, payout for working capital achievement may not exceed target levels.

In addition to the annual bonuses under the Fiscal 2019 Bonus Program, the Company made a one-time cash bonus payment of $25,000 to Mr. Lee in connection with his commencement of employment as our CFO, and a one-time cash bonus payment of $337,500 to Ms. Theroux in recognition of the increased demands of time, attention and work and increased responsibilities following the Merger.  See “Executive Compensation” — Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table — Fiscal 2019.”

Long-Term Incentive Compensation

Generally

Our long-term incentive compensation is provided under the Incentive Plan, a stockholder-approved equity-based compensation plan that allows Cornerstone to grant a variety of awards, including stock options, restricted stock, RSUs, stock appreciation rights, performance share awards, phantom stock awards and performance-based and other cash awards.

We believe that equity awards to our Named Executive Officers must be sufficient in size to provide a strong, long-term performance and retention incentive for executives and to increase their vested interest in Cornerstone.  The value of the equity awards granted to Named Executive Officers is based on individual performance assessments of each of the Named Executive Officers as well as other members of executive management.

In connection with the Merger and the Fiscal Year Change, the Company granted long-term incentive awards consisting of stock options, RSUs and PSUs in November 2018, and changed the timing of its subsequent annual grants of long-term incentive awards from December to March of each year.  As a result, our Named Executive Officers did not receive an annual grant of long-term incentive awards during Fiscal 2019.  The Company instead made our annual grant of long-term incentive awards on March 15, 2020, following the end of our 2019 fiscal year, the Company granted long-term incentive awards that consisted of stock options, RSUs and PSUs.  See “Long-Term Incentive Compensation — Long-Term Incentive Awards Granted to NEOs in 2020.”  In addition, Mr. Lee and Ms. Theroux each received a one-time grant of equity awards during 2019.  See “Long-Term Incentive Compensation — Long-Term Incentive Awards Granted to NEOs in 2019.”

Long-Term Incentive Awards Granted to NEOs in 2019

As described above, as a result of the Merger and the Fiscal Year Change, our Named Executive Officers did not receive an annual grant of long-term incentive awards during Fiscal 2019.

In June 2019, in connection with his commencement of employment as our CFO and pursuant to the terms of his employment agreement, the Compensation Committee approved an initial grant of long-term incentive awards to Mr. Lee having a grant date fair market value of $1,500,000, consisting of 124,224 RSUs, 62,112 PSUs, and 294,118 options to acquire Common Stock.  The Compensation Committee determined the amount of Mr. Lee’s overall compensation, including the initial equity grant, based on a review of compensation for executives with

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comparable experience as well as other considerations, including equity Mr. Lee forfeited as a result of his resignation from his prior employer.

In August 2019, in recognition of the increased demands of time, attention and work and increased responsibilities following the Merger, our Compensation Committee approved a one-time grant of 110,565 RSUs to Ms. Theroux, having a grant date fair market value of $450,000.  The RSUs granted to Ms. Theroux vest on the second anniversary of the date of grant, subject to continued employment with the Company. The RSUs granted to Mr. Lee vest in five equal installments beginning on the date of grant, subject to continued employment with the Company. The options granted to Mr. Lee have a 10-year term and an exercise price of $4.83, which was the fair market value of a share of Common Stock on the date of grant.  The PSUs granted to Mr. Lee represent the right to acquire a number of shares of the Company’s common stock to be determined based upon the achievement of performance metrics as measured during the three years following the grant date, subject to his continued employment with the Company.  See “Executive Compensation” — Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table — Fiscal 2019.”

Long-Term Incentive Awards Granted to NEOs in 2020

In March 2020, our Compensation Committee made a grant of long-term incentives to our NEOs, referred to below as the “FY 2020 Awards.”  Prior to the Fiscal Year Change, long-term incentive grants were typically made in December of each year, which had been the first quarter of our fiscal year.  We have continued our practice of making annual long-term incentive grants during the first quarter of the fiscal year following the Fiscal Year Change.

The FY 2020 Awards consist of (i) options to purchase shares of the Company’s common stock with a per share exercise price of $4.52, which was the fair market value of a share of Common Stock on the date of grant, and having a 10-year term (the “Options”), (ii) RSUs, each representing the right to acquire on vesting one share of the Company’s common stock, and (iii) PSUs, each representing the right to acquire a number of shares of the Company’s common stock to be determined based upon the achievement of performance metrics as measured during the three years following the grant date, subject to the grantee’s continued employment with the Company. The number of Options, RSUs and PSUs granted to each NEO was determined based on the average closing price of the Company’s Common Stock for the 30 days preceding the grant date, with Options representing 30% of the total value, RSUs representing 20% of the total value, and PSUs representing 50% of the total value of each grant.  We believe that the combination of Options, RSUs and PSUs, and their accompanying vesting schedules, will align the interests of our NEOs and shareholders, and help us retain executives who are critical to the successful execution of our business strategy.

The number of FY 2020 Awards granted to each NEO is set forth in the following table:

Named Executive Officer	Number of Options Units Granted	Number of Performance Share Units Granted	Number of Restricted Stock Units Granted
James S. Metcalf	424,528	306,123	122,449
Jeffrey S. Lee(a)	141,509	102,041	40,817
Katy K. Theroux	66,038	47,620	19,048
John L. Buckley	35,377	25,511	10,205

(a)              Pursuant to the terms of his employment agreement, Mr. Lee was entitled to an annual long-term incentive grant for 2020 having a total fair market value equal to $1,500,000, comprised of the same combination of equity awards, granted at the same time and having the same terms and conditions as the equity awards granted to other senior executives of the Company in 2020. For a description of the material terms of the employment agreement and for a discussion of enhanced severance benefits upon a termination in connection with a change in control of the Company, see “Compensation Discussion & Analysis — Other Compensation — Termination and Change in Control Agreements.”

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Retirement Benefits

Our executive officers, including our NEOs, are eligible to participate in our tax-qualified 401(k) plan.  In addition, we believe that benefit programs that address the unique circumstances of executives in light of limitations imposed on benefits payable from qualified welfare, profit-sharing and retirement plans are critical in attracting and retaining quality executives.  Therefore, we have adopted a Deferred Compensation Plan (“DCP”) that allows key employees to defer a portion of their annual salary and annual cash bonus, subject to certain specified maximum deferral amounts.  Common Stock is also an investment option for certain of our executive officers.  Amounts deferred into the Common Stock fund remain invested in the Common Stock fund until distribution.  See “Executive Compensation — Nonqualified Deferred Compensation” for additional details regarding the terms of the DCP.

Other Compensation

Termination and Change in Control Agreements

Certain compensation arrangements of Cornerstone include provisions providing for special payments or benefits upon specified termination events or the occurrence of a change in control of Cornerstone.  However, these arrangements do not include “gross-ups” for golden parachute excise taxes or other taxes.  We believe that these termination and change in control benefits provide our Named Executive Officers an incentive to act in the stockholders’ best interests during a takeover despite the risk of losing their jobs or a significant change in the nature of their benefits and responsibilities.  We also believe that, in some cases, our termination and change in control benefits are necessary to attract and retain certain executives.  For a description of the terms of the employment agreements, consulting agreement and equity awards, see “Executive Compensation — Potential Payments upon Termination or Change in Control.”

The Company has entered into employment agreements with each of its NEOs, other than Mr. Buckley.  As described above, Mr. Poe and Mr. Riley are no longer employees of the Company.  The descriptions herein pertain to their employment agreements as in effect during Fiscal 2019.  Except for the agreement with Mr. Metcalf, the term of each NEO’s employment agreement runs for a period of two years, subject to automatic one-year extensions thereafter, unless either party gives notice of non-renewal.  The initial term of Mr. Metcalf’s agreement will expire on November 16, 2021, subject to automatic one-year extensions thereafter, unless either party gives a one year notice of non-renewal.  The employment agreements provide for severance payments and termination benefits upon a future termination of an NEO’s employment that is a qualifying termination (i.e., upon termination by the Company without “cause” or by the employee with “good reason”), both prior to and following a change in control of the Company.  Severance payments and termination benefits are also payable upon a qualifying termination of an NEO that does not occur during a potential change in control period or within two years following a change in control of the Company.

Where a qualifying termination occurs, other than during a potential change in control period or within two years following a change in control of the Company, each employment agreement provides for (1) payment of one times (two times, in the case of Messrs. Metcalf, Poe, and Riley) the NEO’s then-current base salary (at the highest annualized rate in effect during the one-year period immediately preceding the date of termination, in the case of Mr. Poe), payable in equal installments on regular payroll dates over the course of the one-year period (two-year period, in the case of Messrs. Metcalf and Poe) immediately following the date of termination, (2) a prorated annual bonus based on actual performance in the year of termination, (3) twelve months of continued COBRA coverage (in the case of Messrs. Metcalf and  Riley, a lump sum cash payment equal to eighteen months of the premium cost of family medical coverage at the active-employee rate) and (4) in the case of Mr. Metcalf, payment of two times his target annual bonus, payable in equal installments on regular payroll dates over the course of the two-year period immediately following the date of termination (each, a “Qualifying Termination Severance Package”).

In the case of Mr. Poe, the employment agreement provided for the Qualifying Termination Severance Package upon a qualifying termination occurring prior to November 16, 2020, except that (1) the base salary payment was payable in a lump sum, (2) the COBRA coverage was for a period of eighteen months, and (3) Mr. Poe was entitled to an additional lump-sum payment equal to two times his target annual bonus.

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Where a qualifying termination occurs during a potential change in control period or within two years following a change in control of the Company, Mr. Metcalf’s employment agreement provides for his Qualifying Termination Severance Package, except that the target bonus payment is instead equal to three times his target bonus, and each of the base salary and target bonus payments are to be paid to the maximum extent permitted under Section 409A of the Internal Revenue Code in a lump sum (with any remainder paid in installments over two years).  In the case of Mr. Riley, his employment agreement provided for his Qualifying Termination Severance Package, except that he was entitled to a payment equal to the sum of two times his base salary, plus three times his target annual bonus.  In the case of Mr. Lee and Ms. Theroux, their employment agreements provide for (1) the same cash severance payment as is payable upon a qualifying termination prior to a change in control (except that, to the maximum extent practicable, such payment is to be made in a lump sum), (2) an additional lump-sum cash severance payment in an amount equal to the sum of (x) one times the NEO’s then-current base salary and (y) two times the NEO’s target annual bonus for the fiscal year in which the termination occurs, (3) a pro-rated annual bonus payment based on actual performance in the year of termination and (4) an additional six months of continued COBRA coverage.

For purposes of the employment agreements, “change in control” means (A) any person who becomes the beneficial owner of 25% or more of the combined voting power of Cornerstone, (B) as a result of, or in connection with, a tender or exchange offer, merger or other business combination, persons who were directors immediately before the transaction cease to constitute the majority of Cornerstone’s Board of Directors, (C) Cornerstone is merged or consolidated with another company or transfers substantially all of its assets to another company and, as a result, either (i) less than 50% of the outstanding voting securities of the resulting company are owned in the aggregate by former Cornerstone stockholders or (ii) 50% or more of the outstanding voting securities of the resulting company continue to be owned in the aggregate by former Cornerstone stockholders but other than in substantially the same relative proportions as immediately prior to the transaction, or (D) a tender or exchange offer is made for 25% or more of the combined voting power of Cornerstone.  To the extent payments to a Named Executive Officer under an employment agreement constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code, the payments to be received by the officer may be reduced to the extent a reduction in the payment amount would put the officer in a better after-tax position than he or she would be in if the excise tax under Section 4999 were imposed on such payments.

The Merger was a change in control for purposes of the employment agreements with Mr. Riley and Ms. Theroux.  Therefore, if Ms. Theroux experiences a qualifying termination prior to November 16, 2020, then she will be entitled to enhanced change in control severance as described above.  Because Mr. Riley’s employment ended in a qualifying termination that occurred prior to November 16, 2020, he received the enhanced change in control severance benefits described above, and the vesting of his outstanding RSUs and PSUs described below, upon his termination from the Company in February 2020.

In addition to the change in control arrangements described above, outstanding shares of restricted stock, RSUs, options and PSUs granted to the Named Executive Officers, including RSUs and PSUs held by our NEOs, may vest in connection with certain termination events during the two years following the effective time of the Merger or in connection with a subsequent change in control of the Company  (see “Executive Compensation — Potential Payments upon Termination or Change in Control — Equity Incentive Awards”).

Perquisites and Personal Benefits

We offer only de minimis perquisites or personal benefits.

Gross-Ups

With the exception of limited, one-time tax indemnification in connection with the incurrence of relocation expenses under our relocation policy, Cornerstone does not provide for any tax assistance or “gross-ups” for any of its executives.

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CEO Compensation

The Compensation Committee is directly responsible for determining the salary level of the CEO and all awards and grants to the CEO under the Bonus Program, Incentive Plan and the DCP.  In November 2018, the Company entered into an employment agreement with our CEO, Mr. Metcalf, in connection with his appointment as Chairman and Chief Executive.  During Fiscal 2019, 41.7% of the compensation of Mr. Metcalf was “at-risk,” meaning it was comprised of long- and short-term incentive equity awards and our Bonus Program, none of which are guaranteed to be paid.  The percentage of Mr. Metcalf’s compensation that was “at-risk” in Fiscal 2019 reflects a number of factors, including that he did not receive an annual grant of long-term incentive awards during Fiscal 2019 (see “Compensation Discussion & Analysis — Long-Term Incentive Compensation —Long-Term Incentive Awards Granted to NEOs in 2019).  If the long-term incentive awards granted to Mr. Metcalf during the Transition Period had instead been granted during Fiscal 2019, the percentage of Mr. Metcalf’s compensation that was “at-risk” would have been approximately 82%.  Mr. Metcalf’s overall compensation package has also been set at a level that we believe provides appropriate differentiation between CEO compensation and the compensation of other executive officers hired from time to time.  Information on Fiscal 2019 compensation for Mr. Metcalf is set forth in the compensation tables following this CD&A.

Deductibility of Compensation

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) imposes a $1 million limit on the amount that a public company may deduct each year for compensation paid to “covered employees.”  Covered employees generally consist of our CEO, CFO, and each of the next three highest compensated officers for the taxable year, without regard to whether such executive officers are serving at the end of the taxable year, and anyone who previously has been a covered employee for any taxable year beginning after December 31, 2016.

While Cornerstone seeks to take advantage of favorable tax treatment for executive compensation where appropriate, we believe that the primary drivers for determining the amount and form of executive compensation must be the retention and motivation of superior executive talent.

We will continue to review Cornerstone’s executive compensation practices and will seek to preserve tax deductions for executive compensation to the extent consistent with our objective of providing compensation arrangements necessary and appropriate to foster achievement of Cornerstone’s business goals, although the Company reserves the right to grant and pay compensation that is not tax deductible should the Company determine that doing so will better meet Cornerstone’s objectives.

Stock Ownership Guidelines

In November 2016, our Board approved the Cornerstone Building Brands, Inc. Executive Stock Ownership Guidelines, which were further amended in August 2017.  Pursuant to the stock ownership guidelines, certain of our executives, including our NEOs, and non-employee directors are expected to acquire and hold a certain level of our common stock based on a multiple of salary or cash retainer, as applicable.  The stock ownership guidelines were developed with the assistance of FW Cook and were adopted to further align the interests of our senior management team with those of our stockholders.

Under the stock ownership guidelines, each of our NEOs is expected to acquire and hold a number of shares of our common stock having a value equal to a multiple of his or her annual salary as set forth in the table below.  The number of shares required to be held by each NEO will be calculated based on his or her annual salary as of the Annual Meeting of the Stockholders and the average of our month-end closing stock prices throughout the previous fiscal year.

Covered Person	Multiple of Salary
Chief Executive Officer	5x
President	2x
Chief Financial Officer	2x
Other Executive Vice Presidents and Vice Presidents	1x

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Under the stock ownership guidelines, the required holdings do not have to be met within a specified period of time.  However, until the required number of shares is attained, upon (i) the exercise of stock options, (ii) the settlement of performance shares and (iii) the vesting of restricted shares, our NEOs must retain the number of shares received upon the occurrence of these events having a value equal to 50% of the after-tax profit realized upon the occurrence of these events.  Once the required number of shares is attained, compensation increases and changes in stock price will no longer have an effect on holding requirements and retention guidelines.  As long as the executive continues to hold the required number of shares, he or she will be in compliance with the stock ownership guidelines.  Finally, under the stock ownership guidelines, any sale of shares by covered executives and directors, including our NEOs, must be reviewed by our legal department to ensure continued compliance with the guidelines.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During Fiscal 2019, no member of the Compensation Committee served as an executive officer of the Company, and, except as described in “Transactions with Related Persons” below, no such person had any relationship with the Company requiring disclosure herein During Fiscal 2019, there were no Compensation Committee interlocks with other companies.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the above CD&A with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this proxy statement.

KATHLEEN J. AFFELDT (Chair)
GEORGE L. BALL

WILBERT W. JAMES, JR.

JOHN KRENICKI
NATHAN K. SLEEPER
J.L. ZREBIEC

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EXECUTIVE COMPENSATION

Fiscal 2019 Summary Compensation Table

The following table shows information regarding the total compensation paid to the Named Executive Officers for each of our last three completed fiscal years and the Transition Period.  The compensation reflected for each individual was for their services provided in all capacities to us.

Name & Principal Position	Year(a)	Salary ($)(b)	Bonus ($)(c)	Stock Awards ($)(d)	Option Awards ($)(e)	Non-Equity Incentive Plan Compensation ($)(f)	All Other Compensation ($)(g)	Total($)
James S. Metcalf Chairman and Chief Executive Officer(h)	2019 2MO 18	1,100,000 110,000	— 600,000	— 2,804,219	— 1,595,765	820,041 136,673	47,063 —	1,967,104 5,246,657
Jeffrey S. Lee Executive Vice President, Chief Financial Officer(h)	2019	280,000	25,000	900,000	1,420,590	400,000	1,939,385	4,964,975
Donald R. Riley Former President and Chief Executive Officer	2019 2MO 18	900,000 130,385	— —	— 1,869,467	— 1,063,847	527,101 87,850	365,942 221	1,793,043 3,151,770
	2018	750,000	—	2,436,246	—	789,000	43,620	4,018,866
	2017	594,231	250,000	1,203,286	—	434,044	30,253	2,511,814
Shawn K. Poe Former Chief Financial Officer(h)	2019 2MO 18	292,788 100,962	— —	— 1,423,158	— 809,864	— —	11,452 4,206	304,240 2,338,190
John L. Buckley President, Siding Business Unit – Residential(h)	2019 2MO 18	500,000 96,154	— —	— 1,733,688	— 986,576	257,464 42,911	22,800 4,177	780,264 2,863,506
Katy K. Theroux Executive Vice President, Corporate Marketing and Chief Human Resources Officer	2019 2MO 18	450,000 66,538	337,500 —	450,000 1,116,216	— 635,196	186,373 31,062	10,145 543	1,434,018 1,849,555
	2018	400,000	—	548,176	—	315,600	9,251	1,273,027
	2017	372,404	—	509,158	—	186,639	8,108	1,076,309

(a)    “2MO 18” refers to the Transition Period (October 29 to December 31, 2018).  Amounts for the Transition Period are not annualized and reflect actual amounts earned during such period.

(b)    The amounts reported in the “Salary” column are calculated by taking into account the NEOs’ increases in base salary in the Transition Period, Fiscal 2018, and Fiscal 2017.  For Mr. Lee, the amount reflects a partial year of salary for Fiscal 2019.

(c)    The amounts reported in the “Bonus” column reflect, for the Fiscal Year specified: (i) for Mr. Metcalf, a one-time $600,000 signing bonus in connection with his appointment as Chairman and CEO; (ii) for Mr. Lee, a one-time $25,000 cash signing bonus for Fiscal 2019 in connection with his appointment as CFO; (iii) for Mr. Riley, a one-time $250,000 cash promotion bonus for Fiscal 2017 in connection with his appointment as CEO; and (iv) for Ms. Theroux, a one-time $337,500 special cash performance award.

(d)    The amounts reported in the “Stock Awards” column reflects the aggregate grant date fair value of the awards granted under our Incentive Plan in the relevant fiscal years and as Founders Awards in November 2018 in connection with the Merger, computed in accordance with FASB ASC Topic 718.  See Note 7 of the consolidated financial statements in Cornerstone’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for additional detail regarding assumptions underlying the valuation of equity awards of RSUs and PSUs.  In addition, for Ms. Theroux, the amount reflects a one-time award of RSUs granted during Fiscal 2019, and for Mr. Lee, the amount reflects an initial award of RSUs and PSUs granted during Fiscal 2019.  See “Compensation Discussion & Analysis — Long-Term Incentive Compensation.”

(e)   The amounts reported in the “Option Awards” column reflect the aggregate grant date fair value of the option awards, computed in accordance with FASB ASC Topic 718.  See Note 7 of the consolidated financial statements in Cornerstone’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for additional detail regarding assumptions underlying the valuation of equity awards of options.  For Mr. Lee, the Fiscal Year 2019 amount reflects his initial grant of long-term incentive awards in connection with his commencement of employment. See “Compensation Discussion & Analysis — Long-Term Incentive Compensation.”

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(f)    As described in our 2019 proxy statement, as a result of the Merger and the Fiscal Year Change, our Named Executive Officers did not receive an annual bonus payment during 2019 in respect of the Transition Period. Instead, cash bonuses for the Transition Period were included in our Fiscal 2019 annual bonus program with amounts determined based on our Fiscal 2019 bonus criteria, and the amounts payable were determined and paid to these participants in 2020 at the same time as the Fiscal 2019 bonuses were paid.

(g)    The “All Other Compensation” column includes Cornerstone 401(k) matching contributions and DCP contributions with respect to the named executive officers described below and the taxable value of a life insurance benefit.  See “Executive Compensation — Nonqualified Deferred Compensation”  The amounts in this column for Fiscal 2019 also reflect relocation expenses of $14,617 for Mr. Lee, $350,952 for Mr. Riley, and $23,773 for Mr. Metcalf.  Consistent with the Company’s relocation policy, these amounts include tax gross-ups of approximately $7,675 for Mr. Lee, $184,250 for Mr. Riley, and $12,480 for Mr. Metcalf.  For Mr. Lee, the amount for Fiscal 2019 also reflects a home buyout under the Company’s relocation policy, pursuant to which the Company purchased his home through a third party relocation firm for a cost of $1,924,149, including expenses related to the purchase, which the Company intends to resell in accordance with the policy.

(h)    Messrs. Buckley, Lee, Metcalf, and Poe were not Named Executive Officers in Fiscal 2018 or Fiscal 2017.

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Fiscal 2019 Grants of Plan-Based Awards Table

The following table sets forth information concerning grants of plan-based awards to each of the Named Executive Officers under the Bonus Program and the Incentive Plan during Fiscal 2019.

			Estimated Future Payouts Under Non- Equity Incentive Plan Awards(a)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards; Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(b)
Name	Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Metcalf		Bonus Program	668,250	1,485,000	2,970,000	—	—	—
Mr. Lee		Bonus Program	400,000	448,000	896,000	—	—	—
	6/17/2019	RSU	—	—	—	—	—	—	124,224	—	—	600,002
	6/17/2019	PSU	—	—	—	21,740	62,112	124,224	—	—	—	300,001
	6/17/2019	Option	—	—	—	—	—	—	—	294,118	4.83	600,001
Mr. Riley		Bonus Program	405,000	900,000	1,800,000	—	—	—	—	—	—	—
Mr. Poe		Bonus Program	177,188	393,750	787,500	—	—	—	—	—	—	—
Mr. Buckley		Bonus Program	168,750	375,000	750,000	—	—	—	—	—	—	—
Ms. Theroux		Bonus Program	151,875	337,500	675,000	—	—	—	—	—	—	—
	8/9/2019	RSU	—	—	—	—	—	—	110,565	—	—	450,000

(a)      Represents threshold, target and maximum amounts potentially payable under Cornerstone’s Bonus Program for Fiscal 2019.  See “Compensation Discussion & Analysis — Annual Bonus.”  Mr. Lee’s Fiscal 2019 bonus was subject to a minimum payment of $400,000 pursuant to the terms of his employment agreement.

(b)      The grant date fair value of plan-based awards of RSUs and PSUs granted to Mr. Lee is based on a price per share of $4.83, which was our closing stock price on June 17, 2019.  In addition, the grant date fair value of RSUs granted to Ms. Theroux is based on a price per share of $4.07, which was our closing stock price on August 9, 2019.

(c)      The amounts reported in the “Grant Date Fair Value of Stock and Option Awards” column reflect the aggregate grant date fair value of the awards granted under our Incentive Plan during Fiscal 2019, computed in accordance with FASB ASC Topic 718.  See Note 7 of the consolidated financial statements in Cornerstone’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for additional detail regarding assumptions underlying the valuation of equity awards.

Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

The Company has entered into employment agreements with each of its NEOs, other than Mr. Buckley.  For a description of the material terms of the employment agreements and for a discussion of enhanced severance benefits upon certain terminations in connection with a change in control of the Company, see “Compensation Discussion & Analysis — Other Compensation — Termination and Change in Control Agreements.”

Fiscal 2019 Bonus Program

Our short-term incentive compensation program for our Named Executive Officers for Fiscal 2019 was dependent upon our attainment of a specified level of Company Adjusted EBITDA, Company and business unit Adjusted EBITDA or Company and business unit Adjusted EBITDA and personal objectives. The amount payable to a recipient of a Fiscal 2019 award under the Bonus Program is determined based on the applicable Adjusted EBITDA levels actually attained by us for Fiscal 2019, and is equal to a specified percentage of the recipient’s base salary. For Fiscal 2019, our Compensation Committee did not exercise any discretion to increase or reduce bonuses otherwise payable by reason of the applicable performance criteria. See “Compensation Discussion & Analysis — Annual Bonus” for additional information.

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Fiscal 2019 Long-Term Incentive Awards

As described above, as a result of the Merger and the Fiscal Year Change, our Named Executive Officers did not receive an annual grant of long-term incentive awards during Fiscal 2019. In June 2019, our Compensation Committee approved an initial award to Mr. Lee, including a grant of 124,224 RSUs, 294,118 options and 62,112 PSUs in connection with his commencement of employment. In August 2019, our Compensation Committee also approved a special award to Ms. Theroux, including a grant of 110,565 RSUs. See “Compensation Discussion & Analysis — Long-Term Incentive Compensation — Long-Term Incentive Awards Granted to NEOs in Fiscal 2019.”

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning unexercised stock options and unvested restricted stock, RSUs and PSUs held by each of our Named Executive Officers as of December 31, 2019.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(a)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Grant Award Date	Number of Shares or Units of Stock That Have Not Vested (#)(b)	Market Value of Shares or Units of Stock That Have Not Vested ($)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(d)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(e)
Mr. Metcalf	61,496	245,985	12.16	11/13/28	11/16/18	122,992	1,046,662	76,870	654,164
Mr. Lee	58,823	235,295	4.83	06/14/29	06/17/19	99,380	845,724	62,112	528,573
Mr. Poe	—	—	12.16	11/13/28	11/16/18	—	—	—	—
Mr. Riley	—	—	—	—	07/01/17	7,685	65,399	—	—
	—	—	—	—	12/15/17	16,862	143,496	59,511	506,439
	40,997	163,991	12.16	11/13/28	11/16/18	81,995	697,777	51,246	436,103
Mr. Buckley	38,019	152,080	12.16	11/13/28	11/16/18	76,040	647,100	47,524	404,429
Ms. Theroux	—	—	—	—	07/01/17	1,997	16,994	—	—
	—	—	—	—	12/15/17	3,795	32,295	13,390	113,949
	24,478	97,915	12.16	11/13/28	11/16/18	48,957	416,624	30,598	260,389
	—	—	—	—	08/09/19	110,565	940,908	—	—

(a)     All exercisable stock options previously granted (i) have an exercise price not less than the closing price of Cornerstone’s Common Stock on the grant date, (ii) became exercisable with respect to 25% of the total option shares each year, starting on the first anniversary of the grant date, and (iii) were granted for a term of 10 years.  Additional terms governing the stock option awards are described in the narrative above entitled “Executive Compensation — Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table — Restricted Stock and Restricted Stock Unit Awards and Stock Options.”

(b)   Reflects the Founders Awards and FY 2018 and FY 2017 Awards granted to the Named Executive Officers on November 16, 2018 and December 15, 2017, respectively and (2) one-time awards of restricted stock granted in July 2017 to Mr. Riley and Ms. Theroux, restricted stock units and performance share units granted in June 2019 to Mr. Lee and restricted stock units granted in August 2019 to Ms. Theroux.  For a description of the vesting of these awards, see “Compensation Discussion & Analysis — Long-Term Incentive Compensation.”

(c)    This column represents the closing price of our Common Stock on December 31, 2019, the last business day of Fiscal 2019, which is $8.51, multiplied by the number of shares of restricted stock.

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(d)    This column represents the performance unit award portion of the Founders Awards and FY 2018 and FY 2017 Awards granted to the Named Executive Officers, determined assuming the target level of performance is achieved.

(e)    This column represents the closing price of our Common Stock on December 31, 2019, the last business day of Fiscal 2019, which is $8.51, multiplied by the number of shares underlying the PSUs, determined assuming the target level of performance is achieved.

Option Exercises and Stock Vested

The following table sets forth information concerning the exercise of options and vesting of RSUs and PSUs of each of our Named Executive Officers during Fiscal 2019:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(a)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(b)
Mr. Metcalf	—	—	30,748	212,776
Mr. Lee	—	—	24,844	171,920
Mr. Riley	—	—	76,656	604,972
Mr. Poe	—	—	—	—
Mr. Buckley	—	—	19,009	131,542
Ms. Theroux	—	—	33,971	266,652

(a)    The value realized on exercise represents the difference between the market value of our common stock at the time the applicable option was exercised and the exercise price of the option.

(b)   This column represents the closing price of our common stock on November 15, 2019 or December 14, 2019 (whichever is the day before the vesting date of the applicable award) multiplied by the number of shares of our common stock covered by such award.

Pension Benefits

We do not sponsor or maintain any plans that provide for specified retirement payments or benefits, such as tax-qualified defined benefit plans or supplemental executive retirement plans, for our Named Executive Officers.

Nonqualified Deferred Compensation

Certain of our employees and non-employee directors of Cornerstone selected by the Compensation Committee are eligible to participate in the Company’s Deferred Compensation Plan.  The DCP is a nonqualified retirement plan created to provide specified benefits to our highly compensated employees and directors.  The DCP allows employees to defer up to 80% of their annual salaries and up to 90% of their annual cash bonuses, and allows Cornerstone’s non-employee directors to defer up to 100% of their annual fees and meeting attendance fees, until a specified date in the future, including at or after retirement.  None of our NEOs participated in the DCP during Fiscal 2019.

Potential Payments upon Termination or Change in Control

We describe below certain payments and benefits that would be received by our Named Executive Officers upon specified terminations of their employment, and upon a change in control of us, under the employment agreements to which we and our Named Executive Officers are parties, as well as under our Incentive Plan and the outstanding equity awards as of the end of Fiscal 2019.

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Employment Agreements

Each Named Executive Officer, other than Mr. Buckley, has (or during Fiscal 2019 had) an employment agreement with the Company providing for severance payments and termination benefits upon a termination of a Named Executive Officer’s employment by the Company without “cause” or by the Named Executive Officer for “good reason,” both prior to and following a change in control of the Company.  For a description of the severance benefits to which Named Executive Officers are entitled under the employment agreements, see “Compensation Discussion & Analysis — Other Compensation — Termination and Change in Control Agreements.”

Equity Incentive Awards

FY 2017 Awards and FY 2018 Awards

Upon a change in control (as defined above), the FY 2017 Awards and FY 2018 Awards provide that they will be assumed or replaced by economically equivalent alternative awards, and, further, that these awards are intended to fully vest only to the extent that they are not assumed or replaced with alternative awards.  The terms of any alternative award must be at least as favorable as the terms of the award being replaced (including an equal or better vesting schedule and, in the case of stock options, an identical or better method of exercise) and must provide for full acceleration in the event that the grantee is terminated by the successor without cause or by the award holder with good reason within two years following the change in control with respect to which the alternative award was granted.

Transition Period Awards and FY 2019 Awards

Upon a change in control (as defined above), the awards granted during the Transition Period (the “Founders Awards”) provide that they will be assumed or replaced by economically equivalent alternative awards, and, further, that these awards are intended to fully vest only to the extent that they are not assumed or replaced with alternative awards.  The terms of any alternative award must be at least as favorable as the terms of the award being replaced (including an equal or better vesting schedule and, in the case of stock options, an identical or better method of exercise) and must provide for full acceleration in the event that the grantee is terminated by the successor without cause or by the award holder with good reason within two years following the change in control with respect to which the alternative award was granted.  The RSUs, PSUs and options granted to Mr. Lee have the same terms as the Founders Awards.  The RSUs granted to Ms. Theroux vest on the second anniversary of the date of grant, subject to continued employment with the Company.

Quantification of Payments

Termination Payments (unrelated to a Change in Control)

The following table estimates the value of the payments and benefits that each of our Named Executive Officers would receive if his or her employment terminated on December 31, 2019 (the last business day of Fiscal 2019) under the circumstances shown and making the following assumptions, and for whom the table instead reflects the actual payments and benefits received in connection with their departure.  Mr. Poe resigned without “cause” during 2019, as a result of which he did not receive any severance payments or benefits.  For Mr. Riley, the actual amount of compensation received or receivable as a result of his termination following Fiscal 2019 is reported below under “Change in Control Payments.” The actual payments received or receivable by Mr. Poe and Mr. Riley are described under “Compensation Discussion & Analysis — Other Compensation — Termination and Change in Control Agreements.”  The table excludes (i) amounts accrued through the end of Fiscal 2019 that would be paid in the normal course of continued employment, such as accrued but unpaid salary, (ii) benefits generally available to all of our salaried employees, and (iii) stock options with a strike price below the closing stock price on December 31, 2019.  The amounts reflected for the acceleration of the FY 2017 Awards, FY 2018 Awards and Transition Period awards assume that these awards would be settled at target levels.  The amounts disclosed assume that the price of our Common Stock was $8.51, which was the closing price of our stock on December 31, 2019.  Therefore, such amounts and disclosures should be considered “forward looking statements.”

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Name	Benefit	Termination for Cause ($)	Termination Without Cause or by Executive for Good Reason ($)	Termination by Executive Without Good Reason ($)	Disability ($)	Retirement ($)	Death ($)
Mr. Metcalf	Non-CIC Severance	—	6,132,216	—	—	—	—
	Transition Period Award	—	—	—	1,295,002	—	1,295,002
	Life Insurance	—	—	—	—	—	3,800,000
Mr. Lee	Non-CIC Severance	—	974,360	—	—	—	—
	Accelerated RSU Vesting	—	—	—	845,724	—	845,724
	Awards Vesting (PSU) Life Insurance	— —	— —	— —	96.416 —	— —	96,416 560,000
Mr. Buckley	Transition Period Awards Life Insurance	— —	— —	— —	800,634 —	— —	800,634 500,000
Ms. Theroux(a)	Non-CIC Severance	—	1,799,887	—	—	—	—
	Accelerated FY 2017	—	163,238	—	163,238	—	163,238
	Accelerated FY 2018	—	—	—	940,908	—	940,908
	Transition Period Awards	—	—	—	515,475	—	515,475
	Life Insurance	—	—	—	—	—	450,000

(a)              The Merger was a change in control for purposes of Ms. Theroux’s employment agreement.  The severance amount payable upon a termination without “cause” or by Ms. Theroux for “good reason” therefore reflects severance enhancements equal to an additional $1,127,484 for such terminations occurring within 24 months following a change in control.  See “Compensation Discussion & Analysis — Other Compensation — Termination and Change in Control Agreements.”

Change-in-Control Payments

The following table estimates the value of the payments and benefits that each of our Named Executive Officers would receive if a change in control occurred on December 31, 2019 (the last business day of Fiscal 2019).  The table is intended to provide additional information about the effects of a change in control on the compensation of the Named Executive Officers, and should not be understood to supplement or replace the information provided in the table above, which represents payments to the Named Executive Officers upon a termination unrelated to a change in control.  The Merger was a change in control under the terms of Mr. Riley’s employment agreement.  Therefore, for Mr. Riley, the table sets forth the actual amount of compensation received or receivable as a result of his termination following Fiscal 2019  (see “Compensation Discussion & Analysis — Other Compensation — Termination and Change in Control Agreements”).  Mr. Poe resigned without “cause” during 2019, as a result of which he did not receive any severance payments or benefits.  Column (A) represents the value of the payments to which each Named Executive Officer would be entitled upon the occurrence of the change in control, without regard to whether the Named Executive Officer continued to be employed by the Company following a change in control.  Column (B) represents the value of the payments to which each Named Executive Officer would be entitled if the Named Executive Officer’s employment was terminated in connection with the change in control either by the Company without cause or by the Named Executive Officer for good reason.  The payments shown in Column B include the payments in Column A (i.e., the payments in Column (B) are the sum of the “single-trigger” payments shown in Column (A), plus any additional termination benefits to which the Named Executive Officer would be entitled if he or she were terminated following a change in control).  The same exclusions and assumptions applicable to the table in “Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table — Quantification of Payments — Termination Payments” were applied to the following table.  Accordingly, such amounts and disclosures should be considered “forward looking statements.”

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		(A)	(B)
Name	Benefit	Change in Control ($)	Change in Control Followed by a Termination Without Cause or by Executive for Good Reason ($)
Mr. Metcalf	CIC Severance	—	7,617,216
	Transition Period Awards	—	1,700,826
Mr. Lee	CIC Severance	—	2,437,540
	Transition Period Awards	—	1,374,297
Mr. Riley	CIC Severance	—	5,127,867
	Accelerated RSU Vesting	—	208,895
	Accelerated FY 2017 Awards Vesting (PSU)	—	506,439
Mr. Buckley	CIC Severance	—	300,375
	Transition Period Awards	—	1,051,530
Ms. Theroux	CIC Severance	—	1,799,887
	Accelerated RSU Vesting	—	990,198
	Accelerated FY 2017 Awards Vesting (PSU)	—	113,949
	Transition Period Awards	—	677,013

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OTHER COMPENSATION INFORMATION

Pay Ratio Disclosure

Pursuant to Item 402(u) of Regulation S-K and Section 953(b) of the Dodd-Frank Act, presented below is the ratio of the annual total compensation of our CEO, Mr. Metcalf, to the annual total compensation of our median employee (excluding Mr. Metcalf).

The ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u).  The SEC’s rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices.  As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported below, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

We identified our median employee from all full-time and part-time workers who were included as employees on our payroll records as of a determination date of December 31, 2019.  The median was identified using base pay, overtime, and bonuses during Fiscal 2019.  International employees’ pay was converted to US dollar equivalents using exchange rates as of the determination date and pay was annualized for any employees hired during the period.

The total compensation earned by Mr. Metcalf during Fiscal 2019 as determined under Item 402 of Regulation S-K, as reported in the Summary Compensation Table of this proxy statement was $1,976,104.  The total compensation earned during the same period as determined under Item 402 of Regulation S-K for our median employee was $46,453.  The ratio of Mr. Metcalf’s total compensation to our median employee’s total compensation for Fiscal 2019 is 43:1.

Compensation of Directors

Directors of Cornerstone who are also employees of Cornerstone do not receive additional compensation for their service as directors.  Non-employee directors of Cornerstone receive compensation in addition to reimbursement for expenses incurred to attend and/or participate in meetings. The following table sets forth a summary of the cash compensation program for our non-employee directors:

Annual Retainer Fee	$75,000
Audit Committee Chair Annual Retainer Fee	$22,500
Compensation Committee Chair Annual Retainer Fee	$15,500
Audit Committee Member Annual Retainer Fee	$10,000
Compensation Committee Member Annual Retainer Fee	$7,500
Nominating and Corporate Governance Committee Member Annual Retainer Fee	$6,500
Chair of Nominating and Corporate Governance Committee	$13,500
Affiliated Transactions Committee Member Annual Retainer Fee	$3,000
Executive Committee Member Annual Retainer Fee	$3,000

In addition, through Fiscal 2019, each non-employee director was entitled to receive a grant of RSUs and/or stock options under the Incentive Plan having an aggregate fair market value of $110,000 on December 15 of each year. These RSUs generally vest over a one-year period of service, subject to the same acceleration provisions as applied to the RSUs granted to our NEOs (see “Executive Compensation — Potential Payments upon Termination or Change in Control — Equity Incentive Awards”). Pursuant to our stock ownership guidelines, our non-employee directors are expected to acquire and hold a number of shares of our common stock having a value equal to five times (5x) their annual retainer fee.  See “Compensation Discussion & Analysis — Stock Ownership Guidelines” for additional information about our stock ownership guidelines. As a result of the Fiscal Year Change, following Fiscal 2019, the annual grant of RSUs and/or stock options to each director will take place on June 15 of each year.

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Our non-employee directors are eligible to participate in our Deferred Compensation Plan and may defer a portion of their annual and meeting attendance fees, subject to certain specified maximum deferral amounts.  See “Executive Compensation — Nonqualified Deferred Compensation” for additional details regarding the terms of the DCP.

Messrs. Sleeper and Zrebiec assign all of the compensation each would receive for his services as a director, including any RSUs, to CD&R, LLC.

Fiscal 2019 Director Compensation Table

The following table provides information concerning the compensation of our non-employee directors during Fiscal 2019.  The Stock Awards were made in respect of Fiscal 2019.  As a result of the Fiscal Year Change, our non-employee directors did not receive an annual grant of restricted stock awards during Fiscal 2019. Beginning with Fiscal 2020, the annual grant of RSUs and/or stock options to each director will take place on June 15 of each year.

Name	Fees Earned or Paid in Cash ($)(a)(b)	Stock Awards ($)(c)	Option Awards ($)(c)	All Other Compensation ($)	Total ($)
Kathleen J. Affeldt	103,000	—	—	—	103,000
George L. Ball	101,500	—	—	—	101,500
Gary L. Forbes	103,500	—	—	—	103,500
John J. Holland	94,500	—	—	—	94,500
Wilbert W. James, Jr.	57,000	—	—	—	57,000
Daniel Janki	58,666	—	—	—	58,666
Lawrence J. Kremer	32,500	—	—	—	32,500
John Krenicki	99,000	—	—	—	99,000
George Martinez	88,000	—	—	—	88,000
Timothy O’Brien	81,500	—	—	—	81,500
Nathan K. Sleeper	85,500	—	—	—	85,500
Jonathan L. Zrebiec	81,750	—	—	—	81,750

(a)    Includes amounts earned during Fiscal 2019 with respect to annual retainer fees, supplemental retainer fees for Committee Chairmen, Board meeting fees and Committee meeting fees for each non-employee director as more fully explained in the preceding paragraphs.

(b)    The amounts reported in the “Fees Earned or Paid in Cash” column for each of Messrs. Sleeper and Zrebiec represents amounts paid to CD&R, LLC, as assignee of compensation payable to those directors, each of whom is an employee or partner of CD&R, LLC.

(c)    As of December 31, 2019, the non-employee directors held the following outstanding restricted stock awards and stock options: (i) Mr. Forbes (14,163 exercisable Options) and (ii) Mr. Holland (37,259 exercisable Options).  Amounts reported for Messrs. Krenicki, Sleeper and Zrebiec represent grants of restricted Common Stock issued to CD&R, LLC, as assignee of compensation payable to those directors, each of whom is an employee or partner of CD&R, LLC.

BOARD OF DIRECTORS

Independence and Meetings

On July 25, 2016, the Company ceased being deemed a “controlled company,” within the meaning in the NYSE Listed Company Manual.  Following a one year phase-in, both the Nominating & Corporate Governance Committee and the Compensation Committee are now entirely comprised of independent directors.  As of the date of this proxy statement, the Company’s Board is comprised of a majority of independent directors, as required by the NYSE.  For

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a description of the transaction resulting in our no longer being deemed a controlled company, please see “Transactions with Related Persons — CD&R Transactions.”

Our Board determined, after considering all of the relevant facts and circumstances, that Ms. Affeldt, Mr. Ball, Mr. Forbes, Mr. Holland, Mr. James, Mr. Janki, Mr. Krenicki, Mr. Martinez, Mr. O’Brien, Mr. Sleeper and Mr. Zrebiec are independent from our management, as “independence” is defined by the listing standards of the NYSE.  For a description of transactions between us and certain members of our Board, please see “Transactions with Related Persons — CD&R Transactions.”

Our Board met five times during the fiscal year ended December 31, 2019.  Each of our directors attended 75% or more of the aggregate of the total number of meetings of our Board of Directors held during the period in which he or she was a director and the total number of meetings held by all board committees on which he or she served during the periods that he or she served.  It is our policy to schedule a meeting of our Board of Directors on the date of the Annual Meeting, and we encourage all of our directors to attend both meetings.  All of our then-current directors attended last year’s Annual Meeting.

Our non-management directors meet without the presence of management at regularly scheduled executive sessions.  These executive sessions typically occur before or after regularly scheduled meetings of our Board of Directors.  The presiding director of these executive sessions is the Chair of the Nominating and Corporate Governance Committee, if such person is an independent director; otherwise, the Chair of the Audit Committee serves as presiding director.  For information on how you can communicate with our non-management directors, please see “Communications with Our Board.”

Board Committees

Our Board has six standing committees — the Executive Committee, the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, the Affiliate Transactions Committee and the Routine Transactions Committee.  Below is a table disclosing our Board of Directors and committee compositions as of April 15, 2020.

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BOARD AND COMMITTEE APPOINTMENTS

Name	Board	Class	Expiration	Audit	Compensation	Nominating & Corporate Governance	Executive	Affiliate Transactions(b)	Routine Transactions Committee
Kathleen J. Affeldt	Member	III	2020(a)		Chair	Member	Member	Member
George L. Ball	Member	III	2020(a)	Member	Member		Member	Member	Chair
Gary L. Forbes	Member	II	2022	Chair			Member	Member
John J. Holland	Member	I	2021	Member		Member		Member
Wilbert W. James, Jr.	Member	I	2021		Member			Member
Daniel Janki	Member	I	2021	Member				Member
John Krenicki	Member	I	2021		Member	Chair	Chair
George Martinez	Member	II	2022	Member				Member
James S. Metcalf	Chairman	II	2022				Member	Member	Member
Timothy O’Brien	Member	III	2020(a)			Member
Nathan K. Sleeper	Member	III	2020(a)		Member		Member
Jonathan L. Zrebiec	Member	II	2022		Member				Member

(a)	Ms. Affeldt and Messrs. Ball, O’Brien and Sleeper are Class III directors. The Class III directors are to be elected at the Annual Meeting for a term expiring at the Annual Meeting to be held in 2023.

(b)	No chair exists for the Affiliate Transactions Committee.

Executive Committee

The Executive Committee is generally authorized to act on behalf of our Board between scheduled meetings of our Board of Directors, except as provided by the Stockholders Agreement and by our By-Laws, to the fullest extent permitted by Delaware corporate law.  However, the Executive Committee does not have the authority to approve amendments to our charter or By-Laws or specified extraordinary corporate transactions.  The Executive Committee operates under a charter adopted by our Board of Directors, a copy of which is available on our website at www.cornerstonebuildingbrands.com under the heading “Investors — Committees & Charters.”

As of the end of Fiscal 2019, the members of the Executive Committee were Mr. Krenicki, Mr. Forbes, Mr. Metcalf, Ms. Affeldt, Mr. Ball and Mr. Sleeper, with Mr. Krenicki serving as Chairman.  The Executive Committee did not meet during the fiscal year ended December 31, 2019.

Audit Committee

The Audit Committee assists our Board in fulfilling its responsibilities relating to our corporate accounting and reporting practices and the quality and integrity of our financial reports.  The Audit Committee assists the Board in monitoring the integrity of our financial statements, the independence, qualifications and performance of our independent auditors; the performance of our internal audit function, our compliance with legal and regulatory requirements, and the preparation of our Audit Committee’s report included in our proxy statements.  In discharging its duties, our Audit Committee has the authority to retain independent legal, accounting and other advisors and has the sole authority to appoint, retain, replace or terminate the independent auditor.

As of the end of Fiscal 2019, the members of the Audit Committee were Mr. Ball, Mr. Forbes, Mr. Holland, Mr. Janki and Mr. Martinez, with Mr. Forbes serving as Chairman. The Audit Committee met four times during the fiscal year ended December 31, 2019. The Board appointed Mr. Janki to the Audit Committee, effective May 23, 2019.

The Audit Committee is composed solely of directors who are not our officers or employees, have the requisite financial literacy to serve on the Audit Committee, as determined by our Board of Directors, and whom our Board of Directors has determined are “independent” under the listing standards of the NYSE and the rules and regulations of the SEC, including the heightened independence standards for Audit Committee members under Section 303A.06 of

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the NYSE Listed Company Manual, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 10A3 promulgated thereunder.

Our Board of Directors, after reviewing all of the relevant facts, circumstances and attributes, has determined that Mr. Forbes, the Chair of our Audit Committee, is an “audit committee financial expert” as defined by Item 407 (d)(5)(ii) of Regulation S-K.

The Audit Committee operates under a written Audit Committee Charter adopted by our Board of Directors, a copy of which is available on our website at www.cornerstonebuildingbrands.com under the heading “Investors — Committees & Charters.”

Compensation Committee

The Compensation Committee assists our Board in fulfilling its responsibilities relating to our compensation practices.  The Compensation Committee discharges the Board’s responsibilities relating to compensation of directors, officers and senior managers, oversees, evaluates, and advises our Board regarding Cornerstone’s overall compensation policies and structure, including benefit plans and programs, prepares reports on executive compensation required for inclusion in our proxy statements and discusses these reports with our management.  The Compensation Committee is permitted to delegate its authority on all matters for which it is responsible to subcommittees consisting of one or more members.  The Compensation Committee met four times during the fiscal year ended December 31, 2019.

As of the end of Fiscal 2019, the members of the Compensation Committee were Ms. Affeldt, Mr. Ball, Mr. Krenicki, Mr. James, Mr. Sleeper and Mr. Zrebiec, with Ms. Affeldt serving as Chairperson.  The Board appointed Messrs. James and Zrebiec to the Compensation Committee, effective May 23, 2020.  The Compensation Committee is composed solely of directors who are not our officers or employees.

The Compensation Committee operates under a Compensation Committee Charter adopted by our Board, a copy of which is available on our website at www.cornerstonebuildingbrands.com under the heading “Investors — Committees & Charters.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible, subject to and in accordance with the Stockholders Agreement, for identifying or assisting in the identification of, and recommending qualified candidates to serve on our Board and, subject to and in accordance with the Stockholders Agreement, recommending to our Board the director nominees to be elected by our stockholders at each annual or special meeting.  In addition, the Nominating and Corporate Governance Committee is responsible for developing and advising our Board with respect to guidelines for the governance of Cornerstone, including monitoring compliance with those guidelines, as well as overseeing succession planning and the evaluation and review of the performance of our Board.

As of the end of Fiscal 2019, the members of the Nominating and Corporate Governance Committee were Ms. Affeldt, Mr. Holland, Mr. Krenicki and Mr. O’Brien, with Mr. Krenicki serving as Chairman.  The Nominating and Corporate Governance Committee met four times during the fiscal year ended December 31, 2019.

The Nominating and Corporate Governance Committee operates under a Nominating and Corporate Governance Committee Charter adopted by our Board, a copy of which is available on our website at www.cornerstonebuildingbrands.com under the heading “Investors — Committees & Charters.” Our Corporate Governance Guidelines adopted by our Board, a copy of which is available at our website at www.cornerstonebuildingbrands.com under the heading “Investors — Committees & Charters,” include the criteria our Board believes are important in the selection of director nominees.

Pursuant to and in accordance with the Stockholders Agreement, for so long as the CD&R Investors own at least 7.5% of the outstanding shares of Common Stock, the CD&R Investors are entitled to nominate for election, fill vacancies and appoint replacements for a number of Board members in proportion to the CD&R Investors’

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percentage beneficial ownership of outstanding Common Stock, but never to exceed one less than the number of independent, non-CD&R-affiliated directors serving on the Board (the “CD&R Investor Director Number”).  At each annual meeting or special meeting of stockholders at which any directors of Cornerstone are to be elected, we will take all corporate and other actions necessary to cause the applicable CD&R Investors’ nominees or designees to be nominated for election to our Board and we will solicit proxies in favor of the election of such nominees or designees to be elected at such meeting.

Further, pursuant to and in accordance with the Stockholders Agreement, for so long as stockholders unaffiliated with the CD&R Investors own in the aggregate at least 7.5% of the voting power of Cornerstone, our Board at all times must be comprised of (i) the Chief Executive Officer of Cornerstone, (ii) such number of CD&R Investor Directors (as defined in the Stockholders Agreement), not to exceed the CD&R Investor Director Number, (iii) directors who will not be appointed or designated by the CD&R Investors and will be independent of both the CD&R Investors and Cornerstone (the “Independent Non-CD&R Investor Directors”), and (iv) up to one (1) additional director that is not a CD&R Investor Director or the Chief Executive Officer of Cornerstone (the “Unaffiliated Shareholder Director”), who upon election would not be an Independent Non-CD&R Investor Director, provided that if the election or appointment of such person would have the effect of reducing the CD&R Investor Director Number, no such person shall be nominated or appointed without the approval of the CD&R Investor Directors.

Further, pursuant to the Stockholders Agreement, for so long as the CD&R Investor Voting Interest (as defined in the Stockholders Agreement) is at least 20% of the voting power of Cornerstone, the CD&R Investors are entitled to representation proportionate to the CD&R Investor Voting Interest (rounded to the nearest whole number) on all committees of the Board, provided that, notwithstanding the foregoing, the CD&R Investors are entitled to have a minimum of one (1) CD&R Investor Director serving on each committee of the Board, subject to applicable restrictions set forth in the Stockholders Agreement, applicable law and New York Stock Exchange rules.

Pursuant to the Stockholders Agreement, the CD&R Directors who are members of the Nominating and Corporate Governance Committee (or, if none serve thereon, the remaining CD&R Directors or, if no CD&R Directors remain in office, the CD&R Investors) have the right to designate the CD&R Investor Director(s) to serve as members of a board committee, and the Unaffiliated Shareholder Directors shall have the right to designate the Unaffiliated Shareholder Director to serve as a member of a committee, in each case in accordance with Section 3.1(e)(i) of the Stockholders Agreement.

In identifying and evaluating nominees for director other than directors appointed by the CD&R Investors pursuant to the Stockholders Agreement, the Nominating and Corporate Governance Committee first looks at the overall size and structure of our Board to determine the need to add or remove directors and to determine if there are any specific qualities or skills that would complement the existing strengths of our Board.

The Board codified standards for directors in the Board’s Corporate Governance Guidelines and Nominating and Corporate Governance Committee Charter.  The Corporate Governance Guidelines provide that our Board of Directors should encompass a diverse range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to our operations and interests.  The Corporate Governance Guidelines also provide that at all times a majority of the Board must be “independent directors” as defined from time to time by the listing requirements of the NYSE and any specific requirements established by the Board.  Each director also is expected to:

  exhibit high personal and professional ethics, strength of character, integrity, and values;
  possess commitment and independence of thought and judgment;
  possess education, experience, intelligence, independence, fairness, practical wisdom and vision to exercise sound, mature judgments;
  use his or her skills and experiences to provide independent oversight of our business;
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  possess personality, tact, sensitivity, and perspective to participate in deliberations in a constructive and collegial manner;
  be willing to devote sufficient time to carrying out his or her duties and responsibilities effectively;
  devote the time and effort necessary to learn our business; and
  represent the long-term interests of all stockholders.

In addition, our Board has determined that the Board as a whole must have the right diversity, mix of characteristics and skills for the optimal functioning of its oversight of Cornerstone.  To that end, our Board places a premium on its members’ professional experience in positions such as a senior manager, chief operations officer, chief financial officer, or chief executive officer of a relatively complex organization such as a corporation, university, or foundation.  Ultimately, our Board believes it should be comprised of persons with skills in areas that may include some of the following: finance; manufacturing; sales and markets; strategic planning; development of strategies for sustainability; human resources; safety; legal; international business; and information technology.  The age at the time of election of any nominee for director should be such to assure a minimum of three years of service as a director.

In addition to the targeted skill areas, the Nominating and Corporate Governance Committee looks for a strong record of achievement in key knowledge areas that it believes are critical for directors to add value to our Board, including:

  Strategy — knowledge of our business model, the formulation of corporate strategies, and knowledge of key competitors and global markets;
  Leadership — skills in coaching senior executives and the ability to assist the CEO in his development;
  Organizational Issues — understanding of strategy implementation, change management processes, group effectiveness, and organizational design;
  Relationships — understanding how to interact with customers, vendors, governments, investors, financial analysts, and communities in which we operate;
  Functional — understanding of financial matters, financial statements and auditing procedures, legal issues, information technology, and marketing; and
  Ethics — the ability to identify and raise key ethical issues concerning our activities and senior management as they affect the business community and society.

As part of its periodic self-assessment process, our Board annually determines the diversity of specific skills and experiences necessary for the optimal functioning of our Board in its oversight of Cornerstone over both the short and long term.

The Corporate Governance Guidelines state our policy regarding the director selection process that requires the Nominating and Corporate Governance Committee to review the skills and characteristics that the Board seeks in its members individually and in relation to the composition of our Board as a whole.  As part of this process, the Board will assess the skill areas currently represented on our Board and those skill areas represented by directors expected to retire or leave our Board in the near future against the target skill areas established annually by our Board, as well as recommendations of directors regarding skills that could improve the overall quality and ability of our Board to carry out its function.

The Nominating and Corporate Governance Committee then establishes the specific target skill areas, characteristics or experiences that are to be the focus of a director search, if necessary.  Specific qualities or experiences could include matters such as experience in our industry, financial or technological expertise,

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experience in situations comparable to ours (e.g., growth companies, companies that have grown through acquisitions, or companies that have restructured their organizations successfully), leadership experience and relevant geographical experience.  The Board’s current composition reflects diversity in skills and experiences.

The Nominating and Corporate Governance Committee uses multiple sources for identifying and evaluating nominees for directors other than directors appointed by the CD&R Investors pursuant to the Stockholders Agreement, including referrals from our current directors and management, as well as input from third-party executive search firms.  The Chair of the Nominating and Corporate Governance Committee and our Chairman of the Board will then interview qualified candidates.  Qualified candidates are then invited to meet the remaining members of the Nominating and Corporate Governance Committee.  The remaining directors also have an opportunity to meet and interview qualified candidates.  The Nominating and Corporate Governance Committee then determines, based on the background information and the information obtained in the interviews, whether to recommend to the Board that a candidate be nominated to our Board.

The Nominating and Corporate Governance Committee will consider qualified nominees recommended by stockholders.  Stockholders may submit recommendations to the Nominating and Corporate Governance Committee in care of our Chairman of the Board and Corporate Secretary at our address set forth on page one of this proxy statement in the form and timing provided in our By-Laws.  Subject to the requirements of the Stockholders Agreement described above, nominees for director who are recommended by our stockholders will be evaluated in the same manner as any other nominee for director.

Nominations by stockholders for seats on the Board not required to be filled by the CD&R Investors’ designees may also be made at an annual meeting of stockholders in the manner provided in our By-Laws.  Our By-Laws provide that a stockholder entitled to vote for the election of directors may make nominations of persons for election to our Board at a meeting of stockholders by complying with required notice procedures.  To be timely, nominations must be received at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.  If, however, the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10 day following the day on which the public announcement of the date of such meeting is first made by us.

The notice must specify:

  as to each person the stockholder proposes to nominate for election or re-election as a director:

       the name, age, business address and residence address of the person;

       the principal occupation or employment of the person;

      the class and number of shares of our capital stock that are owned of record or beneficially by the person on the date of the notice; and

     any other information relating to the person that is required to be disclosed in solicitations for proxies with respect to nominees for election as directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

  as to the stockholder giving the notice:

       the name and record address of the stockholder and any other stockholder known by that stockholder to be supporting the nominee; and

       the class and number of shares of our capital stock that are owned of record or beneficially by the stockholder making the nomination and by any other supporting stockholders.

We may require that the proposed nominee furnish us with other information as we may reasonably request to assist us in determining the eligibility of the proposed nominee to serve as a director.  At any meeting of stockholders, the presiding officer may disregard the purported nomination of any person not made in compliance with these procedures.

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Affiliate Transactions Committee

The Affiliate Transactions Committee is responsible for reviewing, considering and approving certain transactions between Cornerstone and its controlled affiliates, on the one hand, and the CD&R Investors and their affiliates, on the other hand.  This committee is made up of (x) the Unaffiliated Shareholder Directors then in office and (y) one CD&R Investor Independent Director (as defined in the Stockholders Agreement), if a CD&R Investor Independent Director is then serving on the Board, and otherwise, the Chief Executive Officer of the Company serving as a director on the Board.  As of the end of Fiscal 2019, the members of the Affiliate Transactions Committee were Ms. Affeldt, Mr. Ball, Mr. Forbes, Mr. Holland, Mr. James, Mr. Janki, Mr. Martinez and Mr. Metcalf.  The Board appointed Messrs. James and Janki to the Affiliate Transactions Committee, effective May 23, 2020.  The Affiliate Transactions Committee has no chair. The Affiliate Transactions Committee did not meet during the fiscal year ended December 31, 2019.

The Affiliate Transactions Committee operates under an Affiliate Transactions Committee Charter adopted by our Board of Directors, a copy of which is available on our website at www.cornerstonebuildingbrands.com under the heading “Investors — Committees & Charters.”

Routine Transactions Committee

On December 12, 2018, the Board delegated certain responsibilities and duties relating to certain matters of Cornerstone to a Routine Transactions Committee to assist the Board in fulfilling certain of the Board’s oversight responsibilities.  The Routine Transactions Committee is responsible for reviewing, considering and approving the following proposed transactions: (i) expenditures of capital or other assets outside the ordinary course and not part of the annual capital expenditure plan; (ii) mergers or acquisitions; (iii) non-ordinary course asset divestitures; (iv) any non-ordinary course joint ventures or similar arrangements with third-parties; and (v) certain derivative contracts used for risk management.  On February 27, 2019, the Board further delegated to the Routine Transactions Committee the authority to oversee the Company’s Derivatives Use Policy, which governs the Company’s objectives, policies, procedures and practices to manage exposure to interest rate, currency and commodity risk positions.  As of the end of Fiscal 2019, the members of the Routine Transactions Committee are Mr. Ball, Mr. Metcalf and Mr. Zrebiec, with Mr. Ball serving as Chairperson.

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CORPORATE GOVERNANCE

Our Board has adopted Corporate Governance Guidelines to address significant corporate governance issues.  A copy of these guidelines is available at our website at www.cornerstonebuildingbrands.com under the heading “Investors — Committees & Charters.” These guidelines provide a framework for our corporate governance initiatives and cover topics including, but not limited to, director qualification and responsibilities, Board composition, director compensation and management and succession planning.  The Nominating and Corporate Governance Committee is responsible for overseeing and reviewing the guidelines and reporting and recommending to our Board any changes to the guidelines.  You may obtain copies of the charters for our Audit Committee, Compensation Committee, Executive Committee, Affiliate Transactions Committee and our Nominating and Corporate Governance Committee, and our Corporate Governance Guidelines, free of charge, from our website at www.cornerstonebuildingbrands.com under the heading “Investors — Committees & Charters” or by writing to us at Cornerstone Building Systems, Inc., 5020 Weston Parkway, Suite 400, Cary, North Carolina 27513, Attention: Investor Relations, Tina Beskid.

Our Board has adopted a Code of Business Conduct and Ethics, which is designed to help officers, directors and employees resolve ethical issues in an increasingly complex business environment.  The Code of Business Conduct and Ethics is applicable to all of our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and other persons performing similar functions.

The Code of Business Conduct and Ethics covers topics, including but not limited to, conflicts of interest, confidentiality of information and compliance with laws and regulations.  The Code of Business Conduct and Ethics also provides that our directors who are employed by CD&R, LLC or any other affiliate of the CD&R Investors will not be deemed in violation of our Code of Business Conduct and Ethics as a result of any investment by the CD&R Investors, insofar as such investment, affiliate transaction and information access is not prohibited under the terms of the Company’s stockholders agreement with the CD&R Investors and is otherwise in accordance with Cornerstone’s Certificate of Incorporation, By-Laws and the laws of the State of Delaware.

Our Code of Business Conduct and Ethics is available, free of charge, on our website, along with other corporate governance information, at www.cornerstonebuildingbrands.com under the heading “Investors — Committees & Charters.” You may also obtain a copy by writing to Investor Relations at the address above.

Waivers from our Code of Business Conduct and Ethics are discouraged, and any waivers from the Code of Business Conduct and Ethics that relate to our principal executive officer, principal financial officer, principal accounting officer or controller and other persons performing similar functions or any other executive officer or director must be approved by our Nominating and Corporate Governance Committee, which is composed solely of directors whom we believe are independent of management, and will be disclosed to the fullest extent as required by law and will be posted on our website at www.cornerstonebuildingbrands.com within four business days of any such waiver.

The Board’s Role in Risk Oversight

One of the Board’s functions is oversight of risk management at Cornerstone.  Cornerstone recognizes that certain risks are inherent in the operation of an integrated manufacturer of metal buildings and metal building components.  The Board and management consider “risk” for these purposes to be the possibility that an undesired event could occur that creates losses or adversely interferes with opportunity gains.

Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole but primarily through the Audit Committee, oversees and reviews certain aspects of our risk management efforts.  Specific risk management activities performed by management include: identifying and prioritizing risk and risk controls related to significant business activities; monitoring the emergence and onset of certain key risks; and reviewing and determining the sufficiency of risk identification, the balance of potential risk to potential reward, the appropriate manner in which to control risk, and the support of the programs discussed below and their risk to company strategy.  The Board implements its risk oversight responsibilities by having management provide periodic briefing and informational sessions on the significant voluntary and involuntary risks that the Company faces and

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how the Company is seeking to control risk if and when appropriate.  In most cases, the Audit Committee of the Board oversees issues related to internal control over financial reporting and the Compensation Committee oversees risks related to compensation programs, as discussed in greater detail herein.  Presentations and other information for the Board and Board committees generally identify and discuss relevant risk and risk control; and the Board members assess and oversee the risks as a part of their review of the related business, financial, or other activity of the Company.

Risk Analysis of Our Compensation Plans

The Compensation Committee has reviewed our compensation policies as generally applicable to our employees and believes that our policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on Cornerstone.

In Fiscal 2019, members of our management team conducted an assessment of the risks arising from our compensation policies and practices.  The team reviewed and discussed the design features, characteristics, performance metrics at the Company and segment levels and approval mechanisms of total compensation for all employees, including salaries, incentive plans, sales incentives, PSUs and restricted stock unit awards, to determine whether any of these policies or programs could create risks that are reasonably likely to have a material adverse effect on us.

Our compensation philosophy and culture support the use of base salary, performance-based compensation, and retirement plans that are generally uniform in design and operation throughout Cornerstone and with all levels of employees.  These compensation policies and practices are centrally designed and administered, and are substantially identical between our business divisions.  Field sales personnel are paid primarily on a sales commission basis, but all of our officers are paid under the programs and plans for non-sales employees.  In addition, the following specific factors, in particular, reduce the likelihood of excessive risk-taking:

  Our overall compensation levels are competitive with the market.
  Our compensation mix is balanced among (i) fixed components like salary and benefits, (ii) annual incentives that reward our overall financial performance, business unit financial performance, operational measures and individual performance, and (iii) a portfolio approach for stock awards, primarily consisting of a mix of service-based and performance-based equity awards.
  An important portion of our executive compensation for our NEOs is tied to how our stock price performs over a period of multiple years.  As described in “Compensation Discussion & Analysis” above, 50% of the value of annual grants of long-term incentive awards granted to our NEOs in Fiscal 2018 and Fiscal 2020 consisted of PSUs, which vest depending upon the satisfaction of performance goals through the end of the specified multi-year performance period.  This minimizes the benefit of a temporary spike in stock price and the possibility that an executive would be motivated to create short-term gain in the stock price without regard to long-term performance.
  The Compensation Committee has discretion to adjust performance-based awards when it determines that such adjustments would be appropriate based on our interests and the interests of our stockholders.
  Any additions or changes to stock awards or bonus levels must be approved by Cornerstone’s Executive Vice President, Corporate Marketing and Chief Human Resources Officer, as well as senior management.
  Executive officers are subject to certain holding requirements and our Clawback Policy, Insider Trading Policy, and policies prohibiting the pledging of Company securities or engaging in hedging transactions involving Company securities owned by our executive officers and non-employee directors.  See “Compensation Discussion & Analysis — Compensation Philosophy and Objectives of Cornerstone’s Compensation Program.”
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In summary, although a significant portion of the compensation provided to Named Executive Officers is performance-based, we believe our compensation programs do not encourage excessive and unnecessary risk taking by executive officers (or other employees) because these programs are designed to encourage employees to remain focused on both our short- and long-term operational and financial goals.  We set performance goals that we believe are reasonable in light of our past performance and market conditions.

Historic restricted stock and stock option awards are subject to time-based vesting conditions, which retain value even in a depressed market, and performance share unit awards are subject to vesting based on sustained increases in stock price or satisfaction of other performance metrics over performance periods longer than a single year, and so executives are less likely to take unreasonable risks.

With respect to our historic annual equity grants under the Incentive Plan, which included a fixed and variable component, assuming achievement of at least a minimum level of performance, payouts resulted in some compensation at levels below full target achievement, in lieu of an “all or nothing” approach.

Based on these considerations, the Compensation Committee determined that any risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on us.

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LEADERSHIP STRUCTURE OF THE BOARD

Our Board currently combines the role of chairman of the board with the role of chief executive officer, coupled with a Lead Director position to further strengthen the governance structure.  The Board believes this provides an efficient and effective leadership model for Cornerstone at this time.  Our Board believes combining the chairman and CEO roles fosters clear accountability, effective decision-making, and alignment on corporate strategy.

To assure effective independent oversight, the Board has adopted a number of governance practices, including:

  a strong, independent, clearly defined presiding director role (see below for a full description of the role);
  the opportunity for executive sessions of the independent directors after every Board meeting; and
  annual performance evaluations of the chairman and CEO by the independent directors.

However, no single leadership model is right for all companies and at all times.  The Board recognizes that, depending on the circumstances, other leadership models, such as a separate independent chairman of the board, might be appropriate in the future.  Accordingly, the Board periodically reviews its leadership structure.

The Lead Director recommends to the Board an appropriate process by which a new chairman and chief executive officer will be selected.  The Board has no required procedure for executing this responsibility because it believes that the most appropriate process will depend on the circumstances surrounding each such decision.

A key responsibility of the CEO and our Board of Directors is ensuring that an effective process is in place to provide continuity of leadership over the long term at all levels in Cornerstone.  Each year, succession planning reviews are held at every significant organizational level of Cornerstone, culminating in a full review of senior leadership talent by the independent directors.  During this review, the CEO and the independent directors discuss future candidates for senior leadership positions, succession timing for those positions, and development plans for the highest-potential candidates.  This process ensures continuity of leadership over the long term, and it forms the basis on which we make ongoing leadership assignments.  It is a key success factor in managing the long planning and investment lead times of our business.

In addition, the CEO maintains in place at all times, and reviews with the independent directors, a confidential plan for the timely and efficient transfer of his or her responsibilities in the event of an emergency or his or her sudden incapacitation or departure.

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COMMUNICATIONS WITH OUR BOARD

Any stockholder or interested party who wishes to communicate with our Board or any specific directors, including non-management and independent directors, may write to:

Board of Directors
Cornerstone Building Brands, Inc.
5020 Weston Parkway, Suite 400
Cary, North Carolina 27513

Depending on the subject matter, management will:

  forward the communication to the director or directors to whom it is addressed (for example, if the communication received pertains to questions, concerns or complaints regarding accounting, internal accounting controls and auditing matters, it will be forwarded by management to the Chair of the Audit Committee for review);
  attempt to handle the inquiry directly, for example where it is a request for information about us or our operations or it is a stock-related matter that does not appear to require direct attention by our Board or an individual director; or
  not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic (in accordance with the explicit instructions of our non-management directors).

At each meeting of our Board, our Chairman of the Board presents a summary of all communications received since the last meeting of our Board that were not forwarded and makes those communications available to any director on request.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and officers and persons who beneficially own more than 10% of any of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC.  Our employees prepare these reports for our directors and executive officers who request it on the basis of the information obtained from them and from Cornerstone’s records.  Our directors and officers are required by the Exchange Act to furnish us with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on our review of the copies of the forms received by us with respect to Fiscal 2019, or written representations from the reporting persons, we believe that all Section 16(a) executive officers, directors and greater than 10% beneficial stockholders of Cornerstone complied with applicable Section 16(a) requirements during Fiscal 2019; except that one report, covering one transaction, was filed late by Mr. Lee.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures

The Nominating and Corporate Governance Committee has approved and adopted a written statement of policy and procedures with respect to related party transactions.  This policy covers the review, approval or ratification of transactions between us and “related parties” (generally, directors, executive officers and employees required to file reports under Section 16 of the Exchange Act and their immediate family members, beneficial owners of 5% or more of any class of our securities, and any entity in which any such persons are employed, are principals, partners or hold a similar position or in which they have a beneficial interest of 5% or more).  The policy covers transactions in which Cornerstone and any related party are participants in which a related party has a material interest, other than (1) transactions between us and affiliates of CD&R, LLC, which are evaluated by the Affiliate Transactions Committee pursuant to the guidelines in the Stockholders Agreement, (2) transactions involving less than $25,000

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when aggregated with all similar transactions, and (3) certain exceptions for the employment of executive officers, director compensation, employees of the related party and transactions in which all stockholders receive proportional benefits.  The policy generally requires that any related party transaction be approved by the Nominating and Corporate Governance Committee or its Chairman in advance of the consummation or material amendment of the transaction.  Under the policy, prior to entering into a related party transaction, a related party must make full written disclosure of all of the facts and circumstances relating to the transaction to our Chief Financial Officer or General Counsel, who must assess this information and decide whether it is a related party transaction.  If either of the Chief Financial Officer or General Counsel makes this determination, they must submit the transaction to the Nominating and Corporate Governance Committee or to its Chairman.  The Nominating and Corporate Governance Committee or its Chairman will approve such transaction only if, in its good faith determination, it is in, or is not inconsistent with, the best interests of Cornerstone and its stockholders.  In the event a transaction is not identified as a related party transaction in advance, it will be submitted promptly to the Nominating and Corporate Governance Committee or the Chairman thereof, and such committee or Chair, as the case may be will evaluate the transaction and evaluate all options, including but not limited to ratification, amendment or termination of the transaction.  In addition, certain transactions with related stockholders may be subject to the provisions of Section 203 of the Delaware General Corporation Law (the “DGCL”).  Section 203 of the DGCL prohibits certain publicly held Delaware corporations from engaging in a business combination with an interested stockholder for a period of three years following the time such person became an interested stockholder unless the business combination is approved in a specified manner.  Generally, an interested stockholder is a person who, together with its affiliates and associates, owns 15% or more of the corporation’s voting stock, or is affiliated with the corporation and owns or owned 15% of the corporation’s voting stock within three years before the business combination.

The Affiliate Transactions Committee, which is further described in “Board of Directors — Board Committees — Affiliate Transactions Committee,” is responsible for reviewing, considering and approving certain transactions between Cornerstone and its controlled affiliates, on the one hand, and the CD&R Investors and their affiliates, on the other hand.  This committee is made up of (x) the Unaffiliated Shareholder Directors then in office and (y) one CD&R Investor Independent Director, if a CD&R Investor Independent Director is then serving on the Board, and otherwise, the Chief Executive Officer of the Company serving as a director on the Board.

CD&R Transactions

On July 17, 2018, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ply Gem and, for certain limited purposes as set forth in the Merger Agreement, CD&R, in connection with the Merger.  Upon consummation of the Merger on November 16, 2018, the Company issued to CD&R Pisces and the GG Shareholders 39,128,929 and 16,739,403 shares of Common Stock, respectively.

Pursuant to the terms of the Merger Agreement, on November 16, 2018, the Company entered into the Stockholders Agreement with each of the CD&R Investors and the Golden Gate Investors.  Pursuant to the Stockholders Agreement, among other matters, so long as the CD&R Investors beneficially own at least 7.5% of the outstanding shares of Common Stock, the CD&R Investors are entitled to nominate for election, fill vacancies and appoint replacements for a number of Board members in proportion to the CD&R Investors’ percentage beneficial ownership of outstanding Common Stock, but never to exceed one less than the number of independent, non-CD&R-affiliated directors serving on the Board.  The Stockholders Agreement contains voting agreements between the Company and each of the Investors, including the requirement that each Investor shall vote all of the shares of Common Stock that it beneficially owns (a) in favor of all director nominees, other than CD&R Investor Nominees or director nominees proposed by a Golden Gate Investor, nominated by the Board for election by the stockholders of the Company in accordance with the terms of the Stockholders Agreement and the By-Laws, (b) as recommended by the Board, on any and all (i) proposals relating to or concerning compensation or equity incentives for directors, officers or employees of the Company adopted in the ordinary course of business consistent with past practice, (ii) proposals by stockholders of the Company, other than a proposal by a CD&R Investor or a Golden Gate Investor, and (iii) proposals the subject matter of which is a CD&R Investor Consent Action (as defined in the Stockholders Agreement), provided that, in respect of clauses (i) and (iii) only, that the Board’s recommendation is consistent with the CD&R Investors’ exercise of their consent rights provided in the Stockholders Agreement, and (c) not in favor of any transaction constituting, or that would result in, a Change of Control (as defined in the Stockholders Agreement) that has not been approved by a majority of the Independent Non-CD&R Investor Directors, if the per

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share consideration to be received by any CD&R Investor or Golden Gate Investor in connection with such transaction is not equal to, and in the same form as, the per-share consideration to be received by the shareholders not affiliated with the Investors.

Each CD&R Investor and Golden Gate Investor will also have preemptive rights to subscribe for any equity securities the Company proposes to issue in accordance with each Investor’s percentage beneficial ownership of Common Stock, subject to customary exceptions.  The CD&R Investors and the Golden Gate Investor Group have each agreed, among other things, that until such time that its percentage beneficial ownership of the outstanding Common Stock falls below 10% and stays below such threshold for a period of six months, to be subject to standstill, voting and transfer restrictions and limitations, including a prohibition on transferring Common Stock to any third party or group that beneficially owns, or would, after giving effect to such transfer, beneficially own 10% or more of Common Stock outstanding.

Pursuant to the terms of the Merger Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”), dated November 16, 2018, with the CD&R Investors and the Golden Gate Investors, pursuant to which the Company granted the CD&R Investors and the Golden Gate Investors customary demand and piggyback registration rights, including rights to demand registrations and underwritten shelf registration statement offerings with respect to the shares of Common Stock that are held by the CD&R Investors and the Golden Gate Investors following the consummation of the Merger.

As holders of approximately 49.1% of our outstanding Common Stock as of the record date, the CD&R Investors will be able to significantly influence matters submitted to stockholders for vote, including the proposals considered in this proxy statement.

As a result of their respective positions with CD&R, LLC and its affiliates, Mr. Krenicki, Mr. Sleeper and Mr. Zrebiec may be deemed to have an indirect material interest in certain agreements executed in connection with the Equity Investment and the Merger, including:

  an Indemnification Agreement indemnifying CD&R and its affiliates against certain liabilities arising out of the transactions with CD&R and certain other liabilities and claims;
  the Merger Agreement;
  the Stockholders Agreement; and
  the Registration Rights Agreement.

For additional information regarding the transactions with CD&R, LLC and the CD&R Investors’ relationship with CD&R, LLC and the above referenced agreements, see “Item 1.  Business,” “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as well as Note 13 to our audited financial statements included therein.

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AUDIT COMMITTEE AND AUDITORS

Report of the Audit Committee

We have reviewed and discussed with management the audited financial statements contained in Cornerstone Building Brands, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.  We also have discussed the audited financial statements with Grant Thornton LLP, Cornerstone’s independent registered public accountants for the fiscal year ended December 31, 2019.  Our discussions with Grant Thornton LLP included, among other things, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, including the quality of Cornerstone’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.  We also reviewed written disclosures and the letter from Grant Thornton LLP in accordance with applicable requirements of the Public Company Accounting Oversight Board, Grant Thornton LLP’s communications with the Audit Committee concerning independence, and have discussed with Grant Thornton LLP its independence.  Based on those discussions, we are not aware of any relationship between Grant Thornton LLP and Cornerstone that affects the objectivity or independence of Grant Thornton LLP.

Based on those discussions and review, we recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC.  We have appointed Grant Thornton LLP as Cornerstone’s independent auditors for Fiscal 2020, and have submitted the appointment for stockholder ratification.

We also reviewed and discussed the fees paid to Grant Thornton LLP for the fiscal year ended December 31, 2019 for audit and non-audit services, which fees and services are described in the proxy statement under the title “Our Independent Auditors and Fees,” and have determined that the provision of the non-audit services and the fees that we pay for them are compatible with maintaining Grant Thornton LLP’s independence.  The Board of Directors recommends that stockholders ratify this selection at the Annual Meeting.

This report is submitted by the members of the Audit Committee.

GARY L. FORBES (Chair)
GEORGE L. BALL
JOHN J. HOLLAND

DANIEL JANKI
GEORGE MARTINEZ

Our Independent Registered Public Accounting Firm and Audit Fees

Grant Thornton LLP served as our independent registered public accountant for Fiscal 2019.  Ernst & Young LLP served as our independent registered public accountants for Fiscal 2018. A representative of Grant Thornton LLP is expected to attend our Annual Meeting and will have the opportunity to make a statement if he so desires and will be available to answer appropriate stockholder questions.  Representatives of Ernst & Young LLP are not expected to attend our Annual Meeting.

Audit Fees.   We incurred fees of  $2,576,250 during Fiscal 2019 and $931,749 during Fiscal 2018 for Grant Thornton LLP’s independent audit of our annual financial statements, review of the financial statements contained in our quarterly reports on Form 10-Q and assistance regarding other SEC filings. We incurred fees of $295,000 during Fiscal 2019 and $2,289,285 during Fiscal 2018 for Ernst & Young LLP’s independent audit of our annual financial statements, review of the financial statements contained in our quarterly reports on Form 10-Q and assistance regarding other SEC filings. All of the audit services provided to us by Grant Thornton LLP and Ernst & Young LLP during Fiscal 2019 and Fiscal 2018, respectively, were pre-approved by the Audit Committee.

Audit-Related Fees.   We did not incur any audit-related fees during Fiscal 2019 or 2018.

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Tax Fees.   We did not incur any tax fees during Fiscal 2019 or 2018.

All Other Fees.   We incurred fees of $2,160 during Fiscal 2018 for research tool subscriptions rendered by Ernst & Young LLP. All of the research tool subscriptions provided to us by Ernst & Young LLP during Fiscal 2018 were pre-approved by the Audit Committee.

Pre-Approval Policies and Procedures for Audit and Non-Audit Services

The Audit Committee has developed policies and procedures concerning its pre-approval of the performance of audit and non-audit services for us by Grant Thornton LLP. These policies and procedures provide that the Audit Committee must pre-approve all audit and permitted non-audit services (including the fees and terms thereof) to be performed for us by Grant Thornton LLP, subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee before the completion of the audit. In pre-approving all audit services and permitted non-audit services, the Audit Committee or a delegated member must consider whether the provision of the permitted non-audit services is compatible with maintaining the independence of Grant Thornton LLP and its status as our independent auditors.

The Audit Committee has delegated to its members the authority to consider and approve management proposals for the engagement of Grant Thornton LLP to perform certain permitted non-audit services for fees of up to an aggregate of $25,000 between quarterly meetings of the Audit Committee; provided that those pre-approvals are presented to the entire Audit Committee at its next regularly scheduled meeting. Management proposals arising between quarterly Audit Committee meetings are presented for pre-approval to the Chair of the Audit Committee, Mr. Forbes, and in the event of his unavailability, to another member of the Audit Committee.

All of the services performed by Grant Thornton LLP in Fiscal 2019 were approved in advance by the Audit Committee pursuant to the foregoing pre-approval policy and procedures. Additionally, during Fiscal 2019, Grant Thornton LLP did not provide any services prohibited by the Sarbanes-Oxley Act of 2002.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholder Proposals for the 2021 Annual Meeting

If you wish to present a proposal for inclusion in our proxy material for consideration at our Annual Meeting to be held in 2021, you must submit the proposal in writing to our Corporate Secretary at the address shown on the first page of this proxy statement, and we must receive your proposal not later than close of business (5:30 p.m.  CDT) on December 30, 2020 (the 120th day prior to April 29, 2021, the anniversary of the date on which this year’s proxy was mailed to you).  As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.  That proposal must comply with Section 8 of Article II of our By-Laws and, if it is to be included in our proxy materials, Rule 14a-8 under the Exchange Act.

Advance Notice Required for Stockholder Nominations and Proposals for the 2021 Annual Meeting

Our By-Laws require timely advance written notice of stockholder nominations of director candidates and of any other proposals to be presented at an annual meeting of stockholders.  Notice will be considered timely for the Annual Meeting of Stockholders to be held in 2021 if it is received not less than 90 nor more than 120 days prior to the first anniversary of the date of the 2020 Annual Meeting of Stockholders.  Please refer to the full text of our advance notice by-law provisions for additional information and requirements.  A copy of our By-Laws may be obtained by writing to our Corporate Secretary at the address shown on the first page of this proxy statement.  Our By-Laws require our Board or the presiding officer of the Annual Meeting to reject any untimely or non-complying proposal.

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ANNUAL REPORT

A copy of our Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for Fiscal 2019, accompanies this proxy statement.  These materials do not form part of the material for the solicitation of proxies.

The Form 10-K, which we have filed with the SEC, is available free of charge on our web site at www.cornerstonebuildingbrands.com and at the SEC’s web site at www.sec.gov.

Upon written request by a stockholder, we will mail, without charge, a copy of our Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Form 10-K. Exhibits to the Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibits.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

We are sending only one copy of our proxy statement and Annual Report to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies.  This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs.

If you received a household mailing this year and you would like to have additional copies of our proxy statement and Annual Report mailed to you or you would like to opt out of this practice for future mailings, we will promptly deliver such additional copies to you if you submit your request to our Investor Relations in writing at 5020 Weston Parkway, Suite 400, Cary, North Carolina 27513, or call us at (866) 419-0042.  You may also contact us in the same manner if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future.

MISCELLANEOUS

Our Board knows of no business other than that described above to be transacted at our Annual Meeting.  If other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on those matters.

The information contained in the proxy statement relating to the occupations and security holdings of our directors and officers and their transactions with us is based upon information received from the individual directors and officers.  Unless otherwise indicated, all information relating to any beneficial owner of more than 5% of any class of our equity securities is based upon information contained in reports filed by that owner with the SEC.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:          Why are you holding a virtual meeting instead of a physical meeting?

A:          Due to concerns regarding the COVID-19 pandemic, and to protect the health and safety of our employees, stockholders and other stakeholders, we have decided that this year’s Annual Meeting will be a virtual meeting conducted solely online via live webcast.

Q:          How do I register for and attend the Annual Meeting?

A:           The Annual Meeting will be a virtual meeting of stockholders conducted solely online via live webcast.
To be admitted to the Annual Meeting’s live webcast, you must register in advance at www.proxydocs.com/CNR prior to the registration deadline of 5:00 p.m. EDT on May 26, 2020.  As part of the registration process, you must enter the control number provided in your proxy card.  After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

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               You are entitled to participate in the Annual Meeting only if you were a stockholder of record of the Company as of the close of business on the record date of April 15, 2020, or if you hold a valid proxy for the Annual Meeting. To participate in the Annual Meeting, you will need to review the information included on your proxy card and the instructions that accompanied your proxy materials.

           The Annual Meeting will begin promptly at 10:00 a.m. EDT on Thursday, May 28, 2020. We encourage you to access the meeting prior to the start time, leaving ample time for the check in.

Q:           How do I vote my shares?

A:          If you were a stockholder of record at the close of business on April 15, 2020, you may vote at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using the proxy card delivered to you.  Specific instructions for voting by each of these methods are included in the proxy card.

               Stockholder of Record: Shares Registered in Your Name

             If, on April 15, 2020, your shares were registered directly in your name with the Company’s transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting or vote by proxy using any of the methods noted above. Whether or not you plan to register and attend the Annual Meeting, we urge you to fill out and return the proxy card or vote by proxy over the telephone or Internet to ensure your vote is counted.

              Beneficial Owner: Shares Registered in the Name of a Broker or Bank

            If, on April 15, 2020, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent. You must follow the instructions from your broker, bank or other agent.

By Order of the Board of Directors

/s/ Todd R. Moore
TODD R.  MOORE
Executive Vice President, Chief Legal, Risk &
Compliance Officer and Corporate Secretary

Cary, North Carolina
April 29, 2020

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting to Be Held May 28, 2020 via live webcast at www.proxydocs.com/CNR

The Notice of Annual Meeting of Stockholders, our Proxy Statement and our Annual Report to Stockholders are available at www.proxydocs.com/CNR.

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Annex A

SECOND AMENDMENT TO THE

NCI Building Systems, Inc.
2003 Long-Term Stock Incentive Plan

(As Amended and Restated Effective as of January 27, 2018)

Cornerstone Building Brands, Inc. (the “Company”), a corporation organized under the laws of the State of Delaware, by resolution of its Board of Directors (the “Board”) adopted the NCI Building Systems, Inc. 2003 Long-Term Stock Incentive Plan, as amended and restated effective as of January 27, 2018, as further amended on April 10, 2019 (the “Plan”).  Section 17 of the Plan authorizes the Board to amend the Plan at any time or from time to time.  This amendment to the Plan was adopted by resolution of the Board as of April 24, 2020.  This Plan amendment, together with the Plan, constitutes the entire Plan as amended to date.

          1.  Section 3 of the Plan is amended by deleting the first sentence of Section 3 in its entirety and replacing it with the following new sentence: “Subject to adjustment pursuant to Section 13(a) hereof, the total number of shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed 24,350,000 (the “Pool Limit”).”

        2.  Except as expressly amended hereby, the remaining provisions of the Plan shall continue in full force and effect, without any waiver, amendment or modification of any provision thereof.

Dated: April 24, 2020

CORNERSTONE BUILDING BRANDS, INC.

By:        /s/ Todd R. Moore

              Name: Todd R. Moore

              Title:   Chief Legal, Risk and Compliance Officer and Corporate Secretary

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Annex B

NCI BUILDING SYSTEMS, INC.
2003 LONG-TERM STOCK INCENTIVE PLAN

(As Amended and Restated Effective as of January 27, 2018;
as Further Amended Effective April 10, 2019)

     PURPOSE.  The purposes of the Plan are to attract and retain for the Company and its Subsidiaries the best available personnel, to provide additional incentives to Employees, Directors and Consultants, to increase their interest in the Company’s welfare, and to promote the success of the business of the Company and its Subsidiaries.  The Plan was originally approved by the Company’s stockholders on March 14, 2003, and as amended and restated was approved on March 12, 2008, February 19, 2010 and February 26, 2013, and the plan was further amended effective May 31, 2016.
    INCENTIVE AWARDS AVAILABLE UNDER THE PLAN.  Awards granted under this Plan may be (a) Incentive Stock Options, (b) Non-Qualified Stock Options, (c) Restricted Stock Awards; (d) Stock Appreciation Rights; (e) Cash Awards; (f) Performance Share Awards; (g) Phantom Stock Awards and (h) Restricted Stock Unit Awards.
    SHARES SUBJECT TO PLAN.  Subject to adjustment pursuant to Section 13(a) hereof, the total number of shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed 19,550,000 (the “Pool Limit”). At all times during the term of the Plan, the Company shall allocate and keep available such number of shares of Common Stock as will be required to satisfy the requirements of outstanding Awards under the Plan. Effective as of February 19, 2010 and applicable to all Awards outstanding under the Plan on that date (i.e., whether granted before or after February 19, 2010), each share of Common Stock issued pursuant to an Award shall count against the Pool Limit as one (1) full share of Common Stock. Subject to the terms of this paragraph, the number of shares reserved for issuance under the Plan shall be reduced only to the extent that shares of Common Stock are issued in connection with the exercise or settlement of an Award; provided, however, that the number of shares reserved for issuance shall be reduced by the total number of Options or Stock Appreciation Rights exercised. Any shares of Common Stock covered by an Award (or a portion of an Award) that is forfeited or canceled or that expires shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares of Common Stock which may be issued under the Pool Limit and shall remain available for Awards under the Plan. Notwithstanding the foregoing, the following shares of Common Stock may not again be made available for issuance as Awards under the Plan: (i) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding Option or Stock Appreciation Right, (ii) shares of Common Stock used to pay the exercise price or withholding taxes related to an outstanding Award or (iii) shares of Common Stock repurchased on the open market with the proceeds of the Option exercise price. The shares to be delivered under the Plan shall be made available from authorized but unissued shares of Common Stock or Common Stock held in the treasury of the Company.
     ELIGIBILITY.  Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees. The Committee in its sole discretion shall select the recipients of Awards. A Grantee may be granted more than one Award under the Plan, and Awards may be granted at any time or times during the term of the Plan. The grant of an Award to an Employee, Director or Consultant shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under the Plan.
     LIMITATION ON INDIVIDUAL AWARDS.  Except for Cash Awards described in Section 11(a), no individual shall be granted, in any fiscal year, Awards under the Plan covering or relating to an aggregate of more than 3,000,000 shares of Common Stock. No individual shall receive payment for Cash Awards during any fiscal year aggregating in excess of $3,000,000. The preceding shall be applied in a manner which will permit compensation generated under the Plan, where appropriate, to constitute “performance-based” compensation for purposes of Section 162(m) of the Code or any successor thereto, in each case to the extent applicable under then-current law.

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6.    LIMITATION ON NON-EMPLOYEE DIRECTOR AWARDS.  No non-employee director of the Company may be granted (in any fiscal year) cash and non-cash compensation, with respect to the non-employee director’s service to the Company or its affiliates as a director, with an aggregate value in excess of $500,000, with the value of any stock-based Awards based on the accounting grant date value of such Award.

7.    STOCK OPTIONS.

(a)                  Grant of Options.  An Option is a right to purchase shares of Common Stock during the option period for a specified exercise price. The Committee shall determine whether each Option shall be granted as an Incentive Stock Option or a Non-Qualified Stock Option and the provisions, terms and conditions of each Option including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, repurchase provisions, forfeiture provisions, methods of payment, and all other terms and conditions of the Option. In no event shall dividends, dividend equivalents or other distributions be payable in respect of Options prior to exercise.

(b)               Limitations on Incentive Stock Options.  The aggregate Fair Market Value (determined as of the date of grant of an Option) of Common Stock which any Employee is first eligible to purchase during any calendar year by exercise of Incentive Stock Options granted under the Plan and by exercise of Incentive Stock Options granted under any other incentive stock option plan of the Company or a Subsidiary shall not exceed $100,000. If the Fair Market Value of stock with respect to which all Incentive Stock Options described in the preceding sentence held by any one Optionee are exercisable for the first time by such Optionee during any calendar year exceeds $100,000, the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the first $100,000 worth of shares of Common Stock to become exercisable in such year shall be deemed to constitute Incentive Stock Options and the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the shares of Common Stock in the amount in excess of $100,000 that become exercisable in that calendar year shall be treated as Non-Qualified Stock Options. If the Code or the Treasury regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit than the one described in this Section 7(b), such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment. All Awards that can be delivered under the Plan (as adjusted pursuant to Section 13) may be delivered through Incentive Stock Options.

(c)                 Acquisitions and Other Transactions.  Notwithstanding the provisions of Section 12(h), in the case of an Option issued or assumed pursuant to Section 12(h), the exercise price and number of shares for the Option shall be determined in accordance with the principles of Section 424(a) of the Code and the Treasury regulations promulgated thereunder.

(d)                  Payment on Exercise.  Payment for the shares of Common Stock to be purchased upon exercise of an Option may be made in cash (by check) or, if elected by the Optionee where permitted by law: (i) if a public market for the Common Stock exists, through a “same day sale” arrangement between the Optionee and a NASD Dealer whereby the Optionee elects to exercise the Option and to sell a portion of the shares of Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; (ii) if a public market for the Common Stock exists, through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee elects to exercise the Option and to pledge the shares of Common Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; (iii) pursuant to a “net exercise” to the extent permitted by the Committee or (iv) by surrender for cancellation of Qualifying Shares at the Fair Market Value per share at the time of exercise (provided that such surrender does not result in an accounting charge for the Company). No shares of Common Stock may be issued until full payment of the purchase price therefor has been made.

     RESTRICTED STOCK AWARDS.

(a)                 Restricted Stock Awards.  A Restricted Stock Award is a grant of shares of Common stock for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Committee.

(b)                 Forfeiture Restrictions.  Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Grantee and to an obligation of the Grantee to forfeit and

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surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse on the passage of time, the attainment of one or more performance targets established by the Committee, or the occurrence of such other event or events determined to be appropriate by the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award (which may differ from any other such Restricted Stock Award) shall be stated in the Restricted Stock Agreement.

(c)                 Rights as Stockholder.  Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Grantee of such Restricted Stock Award. The Grantee shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock Award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that (i) the Grantee shall not be entitled to delivery of the shares of Common Stock (or related dividends) except as the Forfeiture Restrictions expire, (ii) the Company or an escrow agent shall retain custody of the shares of Common Stock until the Forfeiture Restrictions expire, (iii) the Grantee may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions expire.

(d)                 Stock Certificate Delivery.  One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Grantee promptly after, and only after, the Forfeiture Restrictions have expired. The Grantee, by his or her acceptance of the Restricted Stock Award, irrevocably grants to the Company a power of attorney to transfer any shares so forfeited to the Company, agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and agrees that such provisions regarding transfers of forfeited shares shall be specifically performable by the Company in a court of equity or law.

(e)                  Payment for Restricted Stock.  The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Restricted Stock Award. In the absence of such a determination, the Grantee shall not be required to make any payment for shares of Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

(f)         Forfeiture of Restricted Stock.  Unless otherwise provided in a Restricted Stock Agreement, on termination of the Grantee’s employment or service prior to lapse of the Forfeiture Restrictions, the shares of Common Stock which are still subject to the Restricted Stock Award shall be forfeited by the Grantee. Upon any forfeiture, all rights of the Grantee with respect to the forfeited shares of the Common Stock subject to the Restricted Stock Award shall cease and terminate, without any further obligation on the part of the Company except to repay any purchase price per share paid by the Grantee for the shares forfeited.

(g)            Waiver of Forfeiture Restrictions; Committee’s Discretion.  With respect to a Restricted Stock Award that has been granted to a Covered Employee where such Award has been designed to meet the exception for performance-based compensation or other exception to the deduction limitations under Section 162(m) of the Code, in any case to the extent such exceptions are available, the Committee may not waive the Forfeiture Restrictions applicable to such Restricted Stock Award.

      STOCK APPRECIATION RIGHTS.

(a)                Stock Appreciation Rights.  A Stock Appreciation Right is a right to receive, upon exercise of the right, shares of Common Stock or their cash equivalent in an amount equal to the increase in Fair Market Value of the Common Stock between the grant and exercise dates. As of the grant date of an Award of a Stock Appreciation Right, the Committee may specifically designate that the Award will be paid (i) only in cash, (ii) only in stock or (iii) in such other form or combination of forms as the Committee may elect or permit at the time of exercise. In no event shall dividends, dividend equivalents or other distributions be payable in respect of Stock Appreciation Rights prior to exercise and the receipt of shares of Common Stock in respect thereof.

(b)            Tandem Rights.  Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement. With respect to Stock Appreciation Rights that are subject to Section 16 of the Exchange Act, the Committee shall retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e., cash, securities or any combination

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thereof) or (ii) to approve an election by a Grantee to receive cash in full or partial settlement of Stock Appreciation Rights.

(c)                  Limitations on Exercise of Stock Appreciation Rights.  A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

  PERFORMANCE SHARE AWARDS, PHANTOM STOCK AWARDS AND RESTRICTED STOCK UNIT AWARDS.

(a)          Performance Share Awards.  A Performance Share Award is a right to receive shares of Common Stock or their cash equivalent based on the attainment of pre-established performance goals and such other conditions, restrictions and contingencies as the Committee shall determine. Each Performance Share Award may have a maximum value established by the Committee at the time of such Award. The Committee shall establish, with respect to and at the time of each Performance Share Award, a performance period or periods over which the performance applicable to the Performance Share Award of the Grantee shall be measured. The Committee shall determine the effect of termination of employment or service during the performance period on a Grantee’s Performance Share Award, which shall be set forth in the Award Agreement.

(b)             Phantom Stock Awards.  Phantom Stock Awards are rights to receive an amount equal to the Fair Market Value of shares of Common Stock or rights to receive an amount equal to any appreciation or increase in the Fair Market Value of the Common Stock over a specified period of time, which may vest over a period of time as established by the Committee, without payment of any amounts by the Grantee thereof (except to the extent otherwise required by law) or satisfaction of any performance criteria or objectives. Each Phantom Stock Award may have a maximum value established by the Committee at the time of such Award. The Committee shall establish, at the time of grant of each Phantom Stock Award, a period over which the Award shall vest with respect to the Grantee, and terms and conditions of forfeiture, which shall be set forth in the Award Agreement.

(c)            Restricted Stock Unit Awards.  Restricted Stock Unit Awards are Awards denominated in units evidencing the right to receive shares of Common Stock, which may vest over a period of time as established by the Committee, without payment of any amounts by the Grantee thereof (except to the extent otherwise required by law) or satisfaction of any performance criteria or objectives. The Committee shall establish, at the time of grant of each Restricted Stock Unit Award, a period over which the Award shall vest with respect to the Grantee, and terms and conditions of forfeiture, which shall be set forth in the Award Agreement.

(d)             Payment.   Following the end of the performance period of a Performance Share Award or the determined vesting period for a Phantom Stock Award or a Restricted Stock Unit Award, the Grantee shall be entitled to receive payment of an amount, not exceeding the maximum value of the Award, if any, based on (1) the achievement of the performance measures for such performance period for a Performance Share Award or (2) the then vested value of the Phantom Stock Award or the number of shares of Common Stock evidences by the Restricted Stock Unit Award, each as determined by the Committee. If awarded, cash dividend equivalents shall be accumulated and paid at the end of, the vesting period with respect to Phantom Stock Awards or Restricted Stock Unit Awards, as determined by the Committee.

  CASH AWARDS AND PERFORMANCE AWARDS.

(a)         Cash Awards.  In addition to granting Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Share Awards, Phantom Stock Awards and Restricted Stock Unit Awards, the Committee shall, subject to the limitations of the Plan, have authority to grant Cash Awards. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies as the Committee shall determine. Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award shall be based upon the achievement of single or multiple Performance Objectives over a performance period established by the Committee. The determinations made by the Committee pursuant to this Section 11(a) shall be specified in the applicable Award Agreement.

(b)         Designation as a Performance Award.  The Committee shall have the right to designate any Award of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Share Awards and Phantom Stock Awards as a Performance Award. All Cash Awards shall be designated as Performance Awards.

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(c)         Performance Objectives.  The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives over a performance period established by the Committee based upon one or more of the following business criteria that apply to the Grantee, one or more business units, divisions or Subsidiaries of the Company or the applicable sector of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies: revenue; increased revenue; net income measures (including income after capital costs and income before or after taxes); profit measures (including gross profit, operating profit, economic profit, net profit before taxes and adjusted pre-tax profit); stock price measures (including growth measures and total stockholder return); price per share of Common Stock; market share; earnings per share or adjusted earnings per share (actual or growth in); earnings; earnings before interest, taxes, depreciation, and amortization (EBITDA); earnings before interest and taxes (EBIT); economic value added (or an equivalent metric); market value added; debt to equity ratio; cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities); return measures (including return on equity, return on assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); operating measures (including operating income, funds from operations, cash from operations, after-tax operating income; sales volumes, production volumes and production efficiency); expense measures (including overhead cost and general and administrative expense); changes in working capital; margins; stockholder value; total stockholder return; proceeds from dispositions; total market value; customer satisfaction or growth; employee satisfaction; and corporate values measures (including ethics compliance, environmental and safety). Unless otherwise stated, such a Performance Objective need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the Award are satisfied, and the Committee’s determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing. To the extent not required to preserve deductibility under Section 162(m) of the Code or any successor thereto, the Committee may select other criteria not included in the preceding list.

(d)        Section 162(m) of the Code.  Notwithstanding the foregoing provisions, if the Committee intends for a Performance Award to be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such Award in accordance with any applicable exceptions to the deduction limits under Section 162(m) of the Code, to the extent available, then the Performance Objectives for such particular Performance Award relative to the particular period of service to which the Performance Objectives relate shall be established by the Committee in writing (i) no later than 90 days after the beginning of such period and (ii) prior to the completion of 25% of such period.

(e)       Waiver of Performance Objectives.  The Committee shall have no discretion to modify or waive the Performance Objectives or conditions to the grant or vesting of a Performance Award unless such Award is not intended to qualify, to the extent such exception may be available, as qualified performance-based compensation or another applicable exception, in each case as may be available under Section 162(m) of the Code (or any successor) and the relevant Award Agreement provides for such discretion.

  GENERAL PROVISIONS REGARDING AWARDS.

(a)         Form of Award Agreement.  Each Award granted under the Plan shall be evidenced by a written Award Agreement in such form (which need not be the same for each Grantee) as the Committee from time to time approves but which is not inconsistent with the Plan, including any provisions that may be necessary to assure that Awards satisfy the requirements of Section 409A of the Code to avoid the imposition of excise taxes thereunder, and that any Option that is intended to be an Incentive Stock Option will comply with Section 422 of the Code.

(b)        Awards Criteria.  In determining the amount and value of Awards to be granted, the Committee may take into account the responsibility level, performance, potential, other Awards and such other considerations with respect to a Grantee as it deems appropriate.

(c)         Date of Grant.  The date of grant of an Award will be the date specified by the Committee as the effective date of the grant of an Award on or following the date the Committee determines to grant the Award or, if the Committee does not so specify, will be the date on which the Committee makes the determination to grant such Award.

(d)       Stock Price.  The exercise price or other measurement of stock value relative to any Award (other than Awards assumed or substituted pursuant to Section 12(h)) shall be not less than 100% of the Fair Market Value

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of the shares of Common Stock for the date of grant of the Award. The exercise price of any Incentive Stock Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the shares of Common Stock for the date of grant of the Option.

(e)       Period of Award.  Awards shall be exercisable or payable within the time or times or upon the event or events determined by the Committee and set forth in the Award Agreement. Unless otherwise provided in an Award Agreement, Awards other than Restricted Stock Awards, Restricted Stock Unit Awards, Performance Share Awards and Phantom Stock Awards shall terminate on (and no longer be exercisable or payable after) the earlier of: (i) ten (10) years from the date of grant; (ii) for an Incentive Stock Option granted to a Ten Percent Shareholder, five (5) years from the date of grant of the Option; (iii) the 30th day after the Grantee is no longer serving in any capacity as an Employee, Consultant or Director of the Company for a reason other than death of the Grantee, Disability or retirement at or after the Normal Retirement Age; (iv) one year after death; or (v) one year (with respect to an Incentive Option) or five years (with respect to any other Award) after Disability of the Grantee or after his or her retirement at or after the Normal Retirement Age from any capacity as an Employee, Consultant or Director of the Company.

(f)        Acceleration of Vesting or Lapse of Restrictions.  Unless otherwise provided in an Award Agreement, if the Grantee dies or becomes Disabled while serving as an Employee, Consultant or Director of the Company or retires at or after Normal Retirement Age, or if there occurs a Change in Control and Awards are not honored, assumed, continued, substituted or replaced, then 100% of the benefits dependent upon lapse of time will become vested, all Forfeiture Restrictions and other forfeiture and repurchase provisions will lapse and, subject to meeting any performance or other criteria for such Award, such benefits will be available thereafter for purchase or payment during the Award term.

(g)        Transferability.  Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by the Grantee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable or payable during the lifetime of the Grantee only by the Grantee; provided, that the Grantee may designate persons who or which may exercise or receive his Awards following his death. Notwithstanding the preceding sentence, (i) Awards other than Incentive Stock Options may be transferred to such family members, family member trusts, family limited partnerships and other family member entities as the Committee, in its sole discretion, may approve prior to any such transfer and (ii) Awards granted to non employee directors may be assigned with the consent of the Board, in each case, for no consideration. No such transfer will be approved by the Committee if the Common Stock issuable under such transferred Award would not be eligible to be registered on Form S-8 promulgated under the Securities Act.

(h)         Acquisitions and Other Transactions.  The Committee may, from time to time, approve the assumption of outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Award under the Plan in replacement of or in substitution for the awards assumed by the Company, or (ii) treating the assumed award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan, provided that such assumed, replaced or substituted Awards will not count against the number of shares of Common Stock that may be granted under the Plan. Such assumption shall be permissible if the holder of the assumed award would have been eligible to be granted an Award hereunder if the other entity had applied the rules of this Plan to such grant. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan (subject to New York Stock Exchange rules) and will not count against the number of shares of Common Stock that may be granted under the Plan, subject to applicable stock exchange requirements.

(i)         Payment.  Payment of an Award (i) may be made in cash, Common Stock or a combination thereof, as determined by the Committee in its sole discretion, (ii) shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion and (iii) to the extent applicable, shall be based on the Fair Market Value of the Common Stock for the payment or exercise date. The Committee may permit or require the deferral of payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, dividend equivalents or other forms of investment return; provided, however, that if deferral is permitted, each provision of the Award shall be interpreted to permit the deferral only as allowed in compliance with the requirements of Section 409A of the Code and any provision that would conflict with such requirements shall not be valid or enforceable. The Committee intends that any Awards under the Plan satisfy the requirements of Section 409A of the Code to avoid the imposition of excise taxes thereunder.

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(j)         Notice.  If an Award involves an exercise, it may be exercised only by delivery to the Company of a written exercise notice approved by the Committee, stating the number of shares of Common Stock being exercised, the method of payment, and such other matters as may be deemed appropriate by the Company in connection with the issuance of shares upon exercise, together with payment in full of any exercise price for any shares being purchased.

(k)         Withholding Taxes.  The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold federal or state income taxes or other taxes with respect to any Award granted under the Plan in an amount not to exceed the maximum individual tax rates that apply to the Grantee in the Grantee’s applicable jurisdictions, as determined by the Company. Prior to issuance of any shares of Common Stock, the Grantee shall pay or make adequate provision acceptable to the Committee for the satisfaction of any federal or state income or other tax withholding obligations of the Company, if applicable. Upon exercise or payment of an Award, the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax withholding obligations.

(l)         Limitations on Exercise.  The obligation of the Company to issue any shares of Common Stock or otherwise make payments hereunder shall be subject to the condition that any exercise and the issuance and delivery of such shares and other actions pursuant thereto comply with the Securities Act, all applicable state securities and other laws and the requirements of any stock exchange or national market system upon which the shares of Common Stock may then be listed or quoted, as in effect on the date of exercise. The Company shall be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws or stock exchange or national market system, and the Company shall have no liability for any inability or failure to do so.

(m)         Privileges of Stock Ownership.  Except as provided in the Plan with respect to Restricted Stock Awards, no Grantee will have any of the rights of a shareholder with respect to any shares of Common Stock subject to an Award until such Award is properly exercised and the purchased or awarded shares are issued and delivered to the Grantee, as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date of issuance and delivery, except as provided in the Plan. Further, notwithstanding anything to the contrary, during the period of restriction of shares of Restricted Stock or prior to the vesting and settlement of Restricted Stock Unit Awards and Performance Share Awards, as applicable, all dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) and dividend equivalents or other distributions paid with respect to any such Award will be retained by the Company for the account of the relevant Grantee. Such dividends and dividend equivalents or other distributions will revert to the Company if for any reason the Awards upon which such dividends and dividend equivalents or other distributions were paid reverts to the Company or the Award is not settled into shares of Common Stock. Upon the expiration of the period of restriction or upon settlement, as applicable, all such dividends and dividend equivalents or other distributions made on such Award and retained by the Company will be paid, without interest, to the relevant Grantee.

(n)         Breach; Additional Terms.  A breach of the terms and conditions of this Plan or established by the Committee pursuant to the Award Agreement shall cause a forfeiture of the Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Award, including provisions pertaining to the termination of the Grantee’s employment (by retirement, Disability, death or otherwise) prior to expiration of the Forfeiture Restrictions or other vesting provisions. Such additional terms, conditions or restrictions shall also be set forth in an Award Agreement made in connection with the Award. For the avoidance of doubt, nothing contained herein or in any Award Agreement shall be construed to waive any right that is not subject to waiver by private agreement under federal, state or local employment or other laws or shall prohibit the Grantee from (i) reporting possible violations of federal law or regulations, including any possible securities laws violations, to any governmental agency or entity, (ii) making any other disclosures that are protected under the whistleblower provisions of federal law or regulations or (iii) otherwise fully participating in any federal whistleblower programs, including but not limited to any such programs managed by the U.S. Securities Exchange Commission.

(o)         Prohibition on Repricing of Awards.  Except as provided in Section 13, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights, cancel outstanding Options or Stock Appreciation Rights for which the exercise price equals or exceeds the Fair Market Value of a share of Common Stock in exchange for cash, other awards or Options or Stock Appreciation

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Rights, in each case with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights or otherwise be subject to any action that would be treated as a “repricing” of such Options or Stock Appreciation Rights, without stockholder approval.

(p)         Tax Cuts and Jobs Act. In light of changes to the Code resulting from federal legislation referred to as the Tax Cuts and Jobs Act, if any provision of this Plan is necessary for compliance with Section 162(m) of the Code as to any Award, whether prior to or following the enactment of the Tax Cuts and Jobs Act, that provision of the Plan is unaffected by this amendment and restatement; but if a provision of the Plan is not necessary for compliance with Section 162(m) of the Code as to any Award, then that provision shall not operate to constrain or limit the discretion of the Committee as to any Award.

(q)         Clawback. Awards under this Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Grantee.

  ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND CORPORATE EVENTS.

(a)        Capital Adjustments.  The number of shares of Common Stock (i) covered by each outstanding Award granted under the Plan, the exercise, target or purchase price of such outstanding Award, and any other terms of the Award that the Committee determines requires adjustment and (ii) available for issuance under Section 3 shall be adjusted to reflect, as deemed appropriate by the Committee, any increase or decrease in the number of shares of Common Stock resulting from a stock dividend, extraordinary cash dividend, stock split, reverse stock split, combination, spin-off, reclassification or similar change in the capital structure of the Company without receipt of consideration or a merger, consolidation or Change in Control transaction, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share will not be issued upon exercise of any Award, and either (i) any fraction of a share of Common Stock that would have resulted will be cashed out at Fair Market Value or (ii) the number of shares of Common Stock issuable under the Award will be rounded up or down to the nearest whole number, as determined by the Committee and as permitted by applicable law.

(b)         Change in Control.  Unless specifically provided otherwise with respect to Change in Control events in an individual Award or Award Agreement or in a then-effective written employment agreement between the Grantee and the Company or a Subsidiary, if, during the effectiveness of the Plan, a Change in Control occurs, to the extent not honored or assumed, continued, substituted or replaced by a successor award with equivalent economic value as determined by the Company in its discretion, (i) each Award which is at the time outstanding under the Plan shall automatically become fully vested and exercisable or payable, as appropriate, and be released from any repurchase or forfeiture provisions, for all of the shares of Common Stock at the time represented by such Award, (ii) the Forfeiture Restrictions applicable to all outstanding Restricted Stock Awards shall lapse and shares of Common Stock subject to such Restricted Stock Awards shall be released from escrow, if applicable, and delivered to the Grantees of the Awards free of any Forfeiture Restriction, and (iii) all other Awards shall become fully vested and payment thereof shall be accelerated using, if applicable, the then-current Fair Market Value to measure any payment that is based on the value of the Common Stock or using such higher amount as the Committee may determine to be more reflective of the actual value of such stock (which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of shares of Common Stock subject to such Options or Stock Appreciation Rights over the aggregate exercise price of such Options or Stock Appreciation Rights, such that Options and Stock Appreciation Rights with an exercise price per share of Common Stock equal to or greater than the value of such consideration may be cancelled without payment to the holder thereof).

(c)       Section 409A Adjustments.  No adjustment or substitution pursuant to this Section 13 shall be made in a manner that results in noncompliance with the requirements of Section 409A of the Code, to the extent applicable.

  ADMINISTRATION.  This Plan shall be administered by the Committee. The Committee shall interpret the Plan and any Awards granted pursuant to the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations from time to time. The interpretation by the Committee of any of the provisions of this Plan or any Award granted under this Plan shall be final and binding upon the Company and all

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persons having an interest in any Award or any shares of Common Stock or other payments received pursuant to an Award.

          15. EFFECT OF PLAN.  Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any Employee, Director or Consultant any right to be granted an Award or any other rights except as may be evidenced by the Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right of the Board, the Committee or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation or other transaction involving the Company, any issue of bonds, debentures, or shares of preferred stock ranking prior to or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding by or for the Company. Nothing contained in the Plan or in any Award Agreement or in other related documents shall confer upon any Employee, Director or Consultant any right with respect to such person’s service or interfere or affect in any way with the right of the Company or a Subsidiary to terminate such person’s employment or service at any time, with or without cause.

          16. NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS.  Except as specifically provided in a retirement or other benefit plan of the Company or a Subsidiary, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.

          17. AMENDMENT OR TERMINATION OF PLAN.  The Board in its discretion may, at any time or from time to time after the date of adoption of the Plan, terminate or amend the Plan in any respect, including amendment of any form of agreement or instrument to be executed pursuant to the Plan; provided, however, that if an amendment of the Plan requires shareholder approval to comply with the Code, including Sections 162(m) and 422 of the Code, or other applicable laws and regulations or the applicable requirements of any stock exchange or national market system, the Company shall obtain stockholder approval of any Plan amendment in such manner and to such a degree as required. No Award may be granted after termination of the Plan. Any amendment or termination of the Plan shall not adversely affect in any material respect Awards previously granted, and such Awards shall otherwise remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise in a writing signed by the Grantee and the Company.

         18. EFFECTIVE DATE AND TERM OF PLAN.   The Plan as set forth herein shall continue in effect for a term of ten (10) years after the Effective Date unless sooner terminated by action of the Board.

19. GOVERNING LAW.  The Plan shall be construed and interpreted in accordance with the laws of the State of Texas.

20. DEFINITIONS.  As used herein, unless the context requires otherwise, the following terms shall have the meanings indicated below:

“Award” means any right granted under the Plan, whether granted singly or in combination, to a Grantee pursuant to the terms, conditions and limitations that the Committee may establish.

“Award Agreement” means a written agreement, which may be in electronic form, with a Grantee with respect to any Award.

“Board” means the Board of Directors of the Company.

“Cash Award” means an Award granted under Section 11(a) of the Plan.

“Change in Control” of the Company means:

              (i) with respect to Awards granted prior to May 31, 2016: the occurrence of any of the following events: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities (provided, that, with respect to each Award granted after December 1, 2009, the acquisition of additional voting securities by a person that, prior to such acquisition, is the

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beneficial owner of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities (a "Controlling Person") shall not constitute a Change in Control hereunder); (ii) as a result of, or in connection with, any tender offer or exchange offer, merger, or other business combination (a "Transaction"), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company; (iii) the Company is merged or consolidated with another corporation or transfers substantially all of its assets to another corporation and as a result of the merger, consolidation or transfer less than 50 percent of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Company; or (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding voting securities (other than such a tender offer made and consummated by a Controlling Person);  and

              (ii) with respect to Awards granted on or after May 31, 2016: the first occurrence of any of the following events following the date of grant of such Awards: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company’s then outstanding securities, excluding (x) any such acquisition by any person that owns such percentage of the Company’s then outstanding securities as of the date of grant of such Award (a “ Controlling Person ”) and (y) any acquisition of the Company’s then outstanding securities following the date of grant of such Award by a person which is inadvertent and/or otherwise not entered into for the purpose of, and does not have the effect of, changing or influencing the control of, the Company (including, but not limited to, the sale of securities by a Controlling Person in the public market) (clause (x) or (y), a “ Non-Control Transaction ”), (ii) as a result of, or in connection with, any tender offer or exchange offer, merger, or other business combination (a “ Transaction ”), the persons who were directors of the Company immediately before the Transaction (each, an “Incumbent Director”) shall cease to constitute a majority of the Board or the board of directors of any successor to the Company (or, if applicable, the parent thereof resulting from the Transaction); provided that any director elected or nominated for election to the Board (or such board) by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this clause (ii), except that that any member of the Board whose initial assumption of office occurs as a result of (including by reason of the settlement of) an actual or threatened proxy contest, election contest or other contested election of directors shall in no event be considered an Incumbent Director, (iii) the Company is merged or consolidated with another person, or transfers substantially all of its assets to another person, and immediately following the merger, consolidation or transfer either (x)(I) less than 50 percent of the outstanding voting securities of the acquiring, surviving or resulting person (as applicable) shall then be owned in the aggregate by the former stockholders of the Company or (II) 50 percent or more of the outstanding voting securities of the acquiring, surviving or resulting person (as applicable) shall then be owned in the aggregate by the former stockholders of the Company but other than in substantially the same relative proportions as immediately prior to such transaction, and in each case excluding a Non-Control Transaction or (y) the individuals who were members of the Incumbent Board immediately prior to the agreement providing for such transaction constitute less than a majority of the members of the board of directors of the acquiring, surviving or resulting person (as applicable), or, if applicable the ultimate parent entity of such person, and in each case excluding a Non-Control Transaction, or (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 25 percent or more of the combined voting power of the Company’s then outstanding voting securities (excluding a Non-Control Transaction). In addition, and for the avoidance of doubt, with respect to Awards granted on or after May 31, 2016, in no event shall a Change in Control be deemed to have occurred solely as a result of investment funds affiliated with Clayton, Dubilier & Rice, LLC selling in the public market equity securities held by them as of May 31, 2016.

Notwithstanding the foregoing, any Award under the Plan that constitutes “non-qualified deferred compensation” (within the meaning of Section 409A of the Code) that is payable as a result of a Change in Control shall only be payable if such Change in Control also constitutes a “change in control event” within the meaning of Section 409A of the Code.

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“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any Treasury regulations promulgated under such section.

“Committee” means the committee, (or committees), as constituted from time to time, of the Board that is appointed by the Board to administer the Plan; provided, however, that while the Common Stock is publicly traded, the Committee shall be a committee of the Board consisting solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3, as necessary in each case to satisfy such requirements as may be in effect with respect to Awards granted under the Plan. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are or are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act, and the term “Committee” as used herein shall also be applicable to such committee. The Board may assume any or all of the powers and responsibilities prescribed for the Committee, and to the extent it does so, the term “Committee” as used herein shall also be applicable to the Board.

“Common Stock” means the Common Stock, $0.01 par value per share, of the Company or the common stock that the Company may in the future be authorized to issue in replacement or substitution thereof.

“Company” means NCI Building Systems, Inc., a Delaware corporation.

“Consultant” means any person who is engaged by the Company or any Subsidiary to render consulting or advisory services to the Company or such Subsidiary and who is a “consultant or advisor” within the meaning of Form S-8 promulgated under the Securities Act.

“Covered Employee” means the chief executive officer and the four other most highly compensated officers of the Company for whom total compensation is required to be reported to stockholders under Regulation S-K, or in each case as determined for purposes of Section 162(m) of the Code or any successor thereto.

“Director” means a member of the Board or the board of directors of a Subsidiary.

“Disability” means the “disability” of a person as defined in a then effective long-term disability plan maintained by the Company that covers such person, or if such a plan does not exist at any relevant time, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Option Agreement, “Disability” means the permanent and total disability of a person within the meaning of section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” means the date on which the Plan, as amended and restated herein, is approved by the Board (subject to the further approval of the stockholders of the Company).

“Employee” means any person who is employed, within the meaning of Section 3401 of the Code, by the Company or a Subsidiary. The term “Employee” shall also include officers of the Company and its Subsidiaries. The provision of compensation by the Company or a Subsidiary to a Director solely with respect to such individual rendering services in the capacity of a Director shall not be sufficient to constitute “employment” by the Company or that Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such a share of Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the

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Common Stock) on the day of determination, or if no prices are quoted on such date, on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable.

              (ii) In the absence of any such established markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

“Grantee” means an Employee, Director or Consultant to whom an Award has been granted under the Plan.

“Incentive Stock Option” means an Option granted to an Employee under the Plan that meets the requirements of Section 422 of the Code.

“NASD Dealer” means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

“Non-Employee Director” means a Director of the Company who either (i) is not an Employee, does not receive compensation (directly or indirectly) from the Company or a Subsidiary in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

“Non-Qualified Stock Option” means an Option granted under the Plan that is not intended to be an Incentive Stock Option.

“Normal Retirement Age” means the age established by the Board from time to time as the normal age for retirement of a Director or Employee, as applicable. In the absence of a determination by the Board with respect to any class of Grantee, the Normal Retirement Age shall be deemed to be 65 years of age.

“Option” means an award granted under Section 7 of the Plan.

“Option Agreement” means a written or electronic agreement with a Grantee with respect to the Award of an Option.

“Optionee” means an individual to whom an Option has been granted under the Plan.

“Outside Director” means a Director of the Company who either (i) is not a current employee of the Company or a “Subsidiary corporation” (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or a “Subsidiary corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), has not been an officer of the Company or a “Subsidiary corporation” at any time and is not currently receiving (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code) direct or indirect remuneration from the Company or a “Subsidiary corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

“Performance Award” means an Award made pursuant to Section 11 of the Plan to a Grantee that is subject to the attainment of one or more Performance Objectives.

“Performance Objective” means a standard established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

“Performance Share Award” means an Award granted under Section 10(a) of the Plan.

“Phantom Stock Award” means an Award granted under Section 10(b) of the Plan.

“Plan” means this NCI Building Systems, Inc. 2003 Long-Term Stock Incentive Plan, as set forth herein and as it may be amended from time to time.

“Qualifying Shares” means shares of Common Stock which either (i) have been owned by the Grantee for more than six (6) months and have been “paid for” within the meaning of Rule 144 promulgated under the Securities Act, or (ii) were obtained by the Grantee in the public market.

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“Regulation S-K” means Regulation S-K promulgated under the Securities Act, as it may be amended from time to time, and any successor to Regulation S-K. Reference in the Plan to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.

“Restricted Stock Agreement” means a written or electronic agreement with a Grantee with respect to a Restricted Stock Award.

“Restricted Stock Award” means an Award granted under Section 8 of the Plan.

“Restricted Stock Unit Award” means an Award granted under Section 10(c) of the Plan.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as it may be amended from time to time, and any successor to Rule 16b-3.

“Section” means a section of the Plan unless otherwise stated or the context otherwise requires.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

“Stock Appreciation Right” means an Award granted under Section 9 of the Plan.

“Stock Appreciation Rights Agreement” means a written or electronic agreement with a Grantee with respect to an Award of Stock Appreciation Rights.

“Subsidiary” means (i) for purposes of Awards other than Incentive Stock Options, any corporation, partnership or other entity of which a majority of the voting equity securities or equity interest is owned, directly or indirectly, by the Company, and (ii) with respect to an Option that is intended to be an Incentive Stock Option, any “subsidiary corporation” of the Company as defined in Section 424(f) of the Code, any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the “Subsidiary group” as defined in Section 1504(a) of the Code of which the Company is the common parent, and any other entity that may be permitted from time to time by the Code or by the Internal Revenue Service to be an employer of Employees to whom Incentive Stock Options may be granted.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) at the time an Option is granted stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries.

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ANNUAL MEETING OF STOCKHOLDERS OF CORNERSTONE BUILDING BRANDS, INC. Date: Time: Place: May 28, 2020 10:00 a.m. EDT Annual Meeting to be held live via the Internet – please visit www.proxydocs.com/CNR for registration details. Use dark black pencil or pen only Please make your marks like this: Board of Directors Recommends a Vote FOR all nominees and FOR proposals 2, 3 and 4. 1: Election of Class III directors of the Company for a three-year term expiring in 2023. For Against Abstain For For For For 1 Kathleen S. Affeldt 2 George L. Ball 3 Timothy O’Brien 4 Nathan K. Sleeper For Against Abstain 2: Provide an Advisory Vote on Executive Compensation. For Against Abstain 3: Ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020. For Against Abstain 4: Approval of an amendment to the 2003 Long-Term Stock Incentive Plan. Annual Meeting of Stockholders of Cornerstone Building Brands, Inc. to be held on Thursday, May 28, 2020 for Holders as of April 15, 2020 This proxy is being solicited on behalf of the Board of Directors VOTE BY: Go To www.proxypush.com/CNR • Cast your vote online. • View Meeting Documents. INTERNET Call TELEPHONE 844-927-1815 OR • Use any touch-tone telephone. • Have your Proxy Card/Voting Instruction Form ready. • Follow the simple recorded instructions. MAIL OR • Mark, sign and date your Proxy Card/Voting Instruction Form. • Detach your Proxy Card/Voting Instruction Form. • Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided. The undersigned hereby appoints James S. Metcalf and Todd R. Moore, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Cornerstone Building Brands, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. All votes for 401(k) participants must be received by 11:59 p.m. EDT, May 25, 2020. PROXY TABULATOR FOR Cornerstone Building Brands, Inc. P.O. BOX 8016 CARY, NC 27512-9903 Authorized Signatures - This section must be completed for your Instructions to be executed. Please Sign Here Please Date Above Please Sign Here Please Date Above Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

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Proxy — Cornerstone Building Brands, Inc. Please separate carefully at the perforation and return just this portion in the envelope provided. Annual Meeting of Stockholders May 28, 2020, 10:00 a.m. EDT This Proxy is Solicited on Behalf of the Board of Directors The undersigned appoints James S. Metcalf and Todd R. Moore (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of Cornerstone Building Brands, Inc., a Delaware corporation (the “Company”), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held virtually, on Thursday, May 28, 2020 at 10:00 a.m. EDT and all adjournments thereof. The purpose of the Annual Meeting is to take action on the following: 1 . Proposal 1: Election of Class III directors of the Company for a three-year term expiring in 2023. 2. Proposal 2: Provide an Advisory Vote on Executive Compensation. 3. Proposal 3: Ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020. 4. Proposal 4: Approval of an amendment to the 2003 Long-Term Stock Incentive Plan. The Class III directors up for election are: Kathleen S. Affeldt, George L. Ball, Timothy O’Brien, and Nathan K. Sleeper. The Board of Directors of the Company recommends a vote “FOR” all nominees for director listed in Proposal 1 and “FOR” Proposals 2, 3 and 4. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” all nominees for director listed in Proposal 1 and “FOR” Proposals 2, 3 and 4. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.